DREMAN CONTRARIAN FUNDS

Dreman Contrarian Large Cap Value Fund

Dreman Contrarian Mid Cap Value Fund

Dreman Contrarian Small Cap Value Fund – Retail Class

PROSPECTUS

January 23, 2008

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

DREMAN CONTRARIAN LARGE CAP VALUE FUND

Risk/Return Summary

Investment Objective

The investment objective of the Dreman Contrarian Large Cap Value Fund (the “Large Cap Fund”) is total return.

Principal Strategies

The Large Cap Fund invests primarily in common stocks of large capitalization companies that pay relatively high dividends and that have intrinsic value in the opinion of the Fund’s investment adviser, Dreman Value Management, LLC (the “Advisor”).

The Large Cap Fund typically will invest in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the S&P 500® Index. As of September 30, 2007, the market capitalizations of companies included in the S&P 500® Index ranged from $1.33 billion to $513 billion. The Advisor seeks to find overlooked companies with low price-to-earnings (“P/E”) ratios, solid financial strength, strong management and generous dividend yields, that are selling below their intrinsic value.

Under normal circumstances, the Large Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of large capitalization companies. This investment policy may not be changed without at least 60 days’ notice to Large Cap Fund shareholders. While the Large Cap Fund normally will invest in dividend-paying stocks, the Fund also may acquire stocks that do not pay dividends in anticipation of market appreciation or future dividends. The Large Cap Fund may invest up to 20% of its assets in foreign securities, including American Depository Receipts (ADRs). The Large Cap Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Large Cap Fund may purchase S&P 500 Index futures on a temporary basis in lieu of investing in equity securities. The Large Cap Fund also may purchase or sell (write) options on stocks and index futures. The Large Cap Fund intends to remain substantially invested in equity securities. However, the Large Cap Fund may invest up to 20% of its assets in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used to initially screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month P/E ratio, price to book ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Advisor depending on market conditions and the security being evaluated for purchase.

Principal Risks of Investing in the Large Cap Fund:

•

Value Risk. The Large Cap Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Large Cap Fund’s overall performance may suffer.

•

Large Cap Risk. Large capitalization companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the Large Cap Fund’s share price may not rise as much as share prices of funds that focus on smaller capitalization companies.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Large Cap Fund’s investments in a foreign country.

•

Derivatives Risk. Options and futures in the Large Cap Fund’s portfolio involve higher risk and may subject the Large Cap Fund to higher price volatility. There is no guarantee that derivatives transactions will be employed or that they will work, and their use could cause lower returns or even losses to the Large Cap Fund.

•

Sector Risk. To the extent that the Large Cap Fund focuses in one or more sectors, factors affecting those sectors could affect Large Cap Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•	The Large Cap Fund is not a complete investment program. As with any mutual fund investment, the Large Cap Fund’s returns will vary and you could lose money.

Is the Large Cap Fund Right for You?

The Large Cap Fund may be a suitable investment for:

•	long-term investors seeking a fund with a total return investment strategy
•	investors willing to accept price fluctuations in their investment
•	investors who can tolerate the general risks associated with common stock investments

How has the Large Cap Fund performed in the past?

The bar chart and table show how the Large Cap Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Large Cap Fund. The Large Cap Fund began operations on November 4, 2003 as a separate series (the “Predecessor Large Cap Fund”) of the Unified Series Trust. On January 22, 2008, the Predecessor Large Cap Fund was reorganized as a new series of the Dreman Contrarian Funds. The performance shown below is for the Predecessor Large Cap Fund. The bar chart shows how the performance of the Predecessor Large Cap Fund has varied from year to year. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. The table compares the average annual total returns of the Predecessor Large Cap Fund for the periods ended December 31, 2007 to the S&P 500® Index. Keep in mind that the past performance (before and after taxes) may not indicate how well the Large Cap Fund will perform in the future.

Year-by-Year Annual Total Return

of

Large Cap Fund

(for the periods ended December 31st)

During the period shown in the bar chart above, the highest return for a quarter was 10.79% (quarter ending December 31, 2004) and the lowest return for a quarter was -5.90% (quarter ending December 31, 2007).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)

Large Cap Fund	1 Year	Since Inception on November 4, 2003
Return Before Taxes	-1.33%	10.47%
Return After Taxes on Distributions [1]	-2.82%	9.33%
Return After Taxes on Distributions and Sale of Portfolio Shares [1]	-1.03%	8.65%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) [2]	5.49%	10.31%

1

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2

The S&P 500® Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500® Index is representative of a broader market and range of securities than is found in the Large Cap Fund’s portfolio.

DREMAN CONTRARIAN MID CAP VALUE FUND

Risk/Return Summary

Investment Objective

The investment objective of the Dreman Contrarian Mid Cap Value Fund (the “Mid Cap Fund”) is long-term capital appreciation.

Principal Strategies

The Mid Cap Fund typically invests in a diversified portfolio of equity securities that have intrinsic value in the opinion of the Advisor. The Mid Cap Fund invests primarily in equity securities of mid-capitalization companies, which the Advisor defines as companies with market capitalizations ranging from $550 million to $20 billion. As of September 30, 2007, the market capitalizations of companies included in the S&P Mid Cap 400® Index ranged from $320 million to $12.02 billion. The Advisor seeks to find overlooked companies with low P/E ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the Mid Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of mid-capitalization companies. This investment policy may not be changed without at least 60 days’ notice to Mid Cap Fund shareholders. The Mid Cap Fund may invest up to 20% of its assets in large capitalization companies included in the S&P 500® Index or the Russell 1000® Index. The Mid Cap Fund may invest up to 20% of its assets in foreign securities, including ADRs. The Mid Cap Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Mid Cap Fund may purchase S&P 500 Index futures on a temporary basis in lieu of investing in equity securities. The Mid Cap Fund also may purchase or sell (write) options on index futures. The Mid Cap Fund intends to remain substantially invested in equity securities. However, the Mid Cap Fund may invest up to 20% of its assets in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used to initially screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month P/E ratio, price to book ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Advisor depending on market conditions and the security being evaluated for purchase.

Principal Risks of Investing in the Mid Cap Fund:

•

Value Risk. The Mid Cap Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Mid Cap Fund’s overall performance may suffer.

•

Mid Cap Risk. Stocks of mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Mid Cap Fund’s investments in a foreign country.

•

Derivatives Risk. Options and futures in the Mid Cap Fund’s portfolio involve higher risk and may subject the Mid Cap Fund to higher price volatility. There is no guarantee that derivatives transactions will be employed or that they will work, and their use could cause lower returns or even losses to the Mid Cap Fund.

•

Sector Risk. To the extent that the Mid Cap Fund focuses in one or more sectors, factors affecting those sectors could affect Mid Cap Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•

Portfolio Turnover Risk. The Mid Cap Fund may at times have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Mid Cap Fund’s performance.

•	The Mid Cap Fund is not a complete investment program. As with any mutual fund investment, the Mid Cap Fund’s returns will vary and you could lose money.

Is the Mid Cap Fund right for you?

The Mid Cap Fund may be a suitable investment for:

•	long-term investors seeking a fund with a long-term capital appreciation investment strategy
•	investors willing to accept price fluctuations in their investment
•	investors who can tolerate the general risks associated with common stock investments

How has the Mid Cap Fund performed in the past?

The bar chart and table show how the Mid Cap Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Mid Cap Fund. The Mid Cap Fund began operations on December 31, 2003 as a separate series (the “Predecessor Mid Cap Fund”) of the Unified Series Trust. On January 22, 2008, the Predecessor Mid Cap Fund was reorganized as a new series of the Dreman Contrarian Funds. The performance shown below is for the Predecessor Mid Cap Fund. The bar chart shows how the performance of the Predecessor Mid Cap Fund has varied from year to year. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. The table compares the average annual total returns of the Predecessor Mid Cap Fund for the periods ended December 31, 2007 to the S&P Mid Cap 400® Index. Keep in mind that the past performance (before and after taxes) may not indicate how well the Mid Cap Fund will perform in the future.

Year-by-Year Annual Total Return

of

Mid Cap Fund

(for the periods ended December 31st)

During the period shown in the bar chart above, the highest return for a quarter was 14.43% (quarter ending December 31, 2004) and the lowest return for a quarter was -3.91% (quarter ending December 31, 2007).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)

Mid Cap Fund	1 Year	Since Inception on December 31, 2003
Return Before Taxes	5.77%	13.73%
Return After Taxes on Distributions [1]	2.69%	11.26%
Return After Taxes on Distributions and Sale of Portfolio Shares [1]	4.18%	10.80%
S&P Mid Cap 400® Index (reflects no deduction for fees, expenses or taxes) [2]	7.97%	11.75%

1

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2

The S&P Mid Cap 400® Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P Mid Cap 400® Index is representative of a broader market and range of securities than is found in the Mid Cap Fund’s portfolio.

DREMAN CONTRARIAN SMALL CAP VALUE FUND

Risk/Return Summary

Investment Objective

The investment objective of the Dreman Contrarian Small Cap Value Fund (the “Small Cap Fund”) is long-term capital appreciation.

Principal Strategies

The Small Cap Fund invests primarily in common stocks of small capitalization companies that have intrinsic value in the opinion of the Advisor. The Small Cap Fund will invest primarily in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of September 30, 2007, the market capitalizations of companies included in the Russell 2000® Value Index ranged from $72 million to $5.2 billion. The Advisor seeks to find overlooked companies with low P/E ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the Small Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of small capitalization companies. This investment policy may not be changed without at least 60 days’ notice to Small Cap Fund shareholders. The Small Cap Fund may invest up to 20% of its assets in foreign securities, including ADRs. Small capitalization companies in which the Small Cap Fund may invest include closed-end funds that invest primarily in small capitalization companies. The Small Cap Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Small Cap Fund may purchase S&P 500 Index futures on a temporary basis in lieu of investing in equity securities. The Small Cap Fund also may purchase or sell (write) options on index futures. The Small Cap Fund intends to remain substantially invested in equity securities. However, the Small Cap Fund may invest in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used to initially screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month P/E ratio, price to book ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Advisor depending on market conditions and the security being evaluated for purchase.

Principal Risks of Investing in the Small Cap Fund:

•

Value Risk. The Small Cap Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Small Cap Fund’s overall performance may suffer.

•	Small Cap Risk. To the extent the Small Cap Fund invests in smaller capitalization companies, the Small Cap Fund will be subject to additional risks. These include:

•   The earnings and prospects of smaller companies are more volatile than larger companies.

•   Smaller companies may experience higher failure rates than do larger companies.

•   The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

•   Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Small Cap Fund’s investments in a foreign country.

•

Derivatives Risk. Options and futures in the Small Cap Fund’s portfolio involve higher risk and may subject the Small Cap Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Small Cap Fund.

•

Sector Risk. To the extent that the Small Cap Fund focuses in one or more sectors, factors affecting those sectors could affect Small Cap Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•

Closed-End Fund Risk. When the Small Cap Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying closed-end funds. Therefore, the Small Cap Fund will incur higher expenses, many of which may be duplicative. In addition, the Small Cap Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Small Cap Fund has no control over the risks taken by the underlying funds in which it invests. In addition, closed-end funds pose additional risks. The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect the Small Cap Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed end fund’s net asset value. This means that a closed end fund’s shares may trade at a discount to (or below) its net asset value.

•	The Small Cap Fund is not a complete investment program. As with any mutual fund investment, the Small Cap Fund’s returns will vary and you could lose money.

Is the Small Cap Fund right for you?

The Small Cap Fund may be a suitable investment for:

•	long-term investors seeking a fund with a long-term capital appreciation investment strategy
•	investors willing to accept greater price fluctuations associated with investments in smaller companies
•	investors who can tolerate the greater risks associated with small company stock

How has the Small Cap Fund performed in the past?

The bar chart and table show how the Retail Class Shares of the Small Cap Fund have performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Small Cap Fund. The Small Cap Fund currently offers two classes of shares: the Retail Class and the Institutional Class. Institutional Class Shares are offered by a separate prospectus. The Small Cap Fund began operations on December 31, 2003 as a separate series (the “Predecessor Small Cap Fund”) of the Unified Series Trust. On January 22, 2008, the Predecessor Small Cap Fund was reorganized as a new series of the Dreman Contrarian Funds. The performance shown below is for the Retail Class Shares of the Predecessor Small Cap Fund. The bar chart shows how the performance of the Retail Class Shares of the Predecessor Small Cap Fund has varied from year to year. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. The table compares the average annual total returns of the Retail Class Shares of the Predecessor Small Cap Fund for the periods ended December 31, 2007 to the Russell 2000® Value Index. Keep in mind that the past performance (before and after taxes) may not indicate how well the Small Cap Fund will perform in the future.

Year-by-Year Annual Total Return

of

Small Cap Fund – Retail Class

(for the periods ended December 31st)

During the period shown in the bar chart above, the highest return for a quarter was 18.42% (quarter ending March 31, 2006) and the lowest return for a quarter was -4.04% (quarter ending September 30, 2007).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)

Small Cap Fund – Retail Class	1 Year	Since Inception on December 31, 2003
Return Before Taxes	0.94%	16.42%
Return After Taxes on Distributions [1]	0.89%	16.15%
Return After Taxes on Distributions and Sale of Portfolio Shares [1]	-0.40%	14.20%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes) [2]	-9.78%	9.27%

1

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2

The Russell 2000® Value Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000® Value Index is representative of a broader market and range of securities than is found in the Small Cap Fund’s portfolio.

FEES AND EXPENSES OF INVESTING IN THE FUNDS

The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Shareholder Fees (fees paid directly from your investment)

	Large Cap Fund	Mid Cap Fund	Small Cap Fund – Retail Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee [1,2]	1.00%	1.00%	1.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Large Cap Fund	Mid Cap Fund	Small Cap Fund – Retail Class
Management Fees	0.75%	0.85%	0.95%
Distribution (12b-1) Fees [3]	0.25%	0.25%	0.25%
Other Expenses [4]	1.58%	5.74%	0.60%
Acquired Fund Fees and Expenses 4, [5]	0.07%	0.03%	0.05%
Total Annual Fund Operating Expenses (Before Waivers)	2.65%	6.87%	1.85%
Fee Waiver [3,6]	(1.03)%	(5.19)%	(0.05)%
Net Expenses [3,7]	1.62%	1.68%	1.80%
1.	A $15 wire transfer fee is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
2.

The Funds are intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund costs, each Fund charges a 1.00% early redemption fee on shares redeemed less than one year after they are purchased. The Funds may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

3.

The Advisor currently is waiving the 12b-1 fee of 0.25% for each Fund, which results in net expenses after waiver and reimbursement of 1.37%, 1.43% and 1.55% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Retail Class Shares of the Small Cap Fund, respectively. This 12b-1 fee waiver is voluntary and may be discontinued at any time. Accordingly, it is not reflected in the numbers included in the fee table above under “Fee Waiver” or “Net Expenses.”

4.

Each Fund began operations as a separate portfolio (each, a “Predecessor Fund”) of Unified Series Trust. On January 22, 2008, each Predecessor Fund was reorganized as a new portfolio of Dreman Contrarian Funds. Accordingly, for this fee table, “Other Expenses” and “Acquired Fund Fees and Expenses” are based upon amounts incurred by each Predecessor Fund.

5.

“Net Expenses” in this fee table will not correlate to the ratio of expenses to average net assets in the Funds’ financial statements (or the Financial Highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Funds, not the indirect fees and expenses of investing in underlying mutual funds acquired by the Funds (“Acquired Funds”) or the 12b-1 fees which are being voluntarily waived. Excluding the Acquired Fund Fees and Expenses, Net Expenses before the voluntary waiver of the 12b-1 fee of 0.25% for each Fund are 1.55% for the Large Cap Fund, 1.65% for the Mid Cap Fund, and 1.75% for the Retail Class Shares of the Small Cap Fund.

6.

The Advisor has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary to maintain each Fund’s operating expenses at 1.30%, 1.40% and 1.50% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Retail Class Shares of the Small Cap Fund, respectively. Net Expenses of a Fund will be higher than these amounts because, as described in more detail in foot note No. 7, below, Net Expenses include certain other fees and expenses such as 12b-1 fees and the Acquired Fund Fees and Expenses. The Advisor’s contractual agreement to waive its management fee and/or reimburse certain operating expenses runs through October 31, 2009. Some of the Funds’ operating expenses, such as brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Acquired Fund Fees and Expenses) are not subject to reimbursement under this agreement. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which that particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation set forth above.

7.

Net Expenses of the Large Cap Fund are calculated as 1.62% of its average daily net assets based on the Advisor’s agreement to cap certain operating expenses at 1.30%, plus 12b-1 fees of 0.25% and Acquired Fund Fees and Expenses of 0.07%. Net Expenses of the Mid Cap Fund are calculated as 1.68% of its average daily net assets based on the Advisor’s agreement to cap certain operating expenses at 1.40%, plus 12b-1 fees of 0.25% and Acquired Fund Fees and Expenses of 0.03%. Net Expenses of the Retail Class Shares of the Small Cap Fund are calculated as 1.80% of its average daily net assets based on the Advisor’s agreement to cap certain operating expenses at 1.50%, plus 12b-1 fees of 0.25% and Acquired Fund Fees and Expenses of 0.05%.

Example:

Based on the costs above, this example helps you compare the expenses of a Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for at least one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund	$170	$648	$1,297	$3,228
Mid Cap Fund	$176	$1,140	$2,824	$7,825
Small Cap Fund – Retail Class	$189	$594	$1,047	$2,392

GENERAL INVESTMENT STRATEGIES AND RELATED RISKS

Value Stocks. The Advisor is a deep value contrarian investor that focuses on finding bargains – temporarily depressed or overlooked stocks that the market has misjudged as to future prospects. For example, securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, its industry or the stock market in general, or as a result of market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. However, the Advisor does not focus exclusively on the “cheapness” of the stock. The Advisor will apply careful and sophisticated analytical techniques to each stock in the low P/E universe to identify those with fundamental financial strength. The Advisor also will seek to limit the risks of investing in a Fund by avoiding the deceptively appealing fad of the day. The Advisor believes that buying securities at a price that is below their true worth may achieve greater returns for a Fund than those generated by paying premium prices for companies currently in favor in the market. The Advisor typically will sell a stock when the Advisor believes that its price is unlikely to go higher, its fundamental factors have changed, or other investments offer better opportunities. The Advisor will seek to avoid the common mistake of “overstaying,” or watching the price of a particular stock move sharply higher only to see it nosedive thereafter.

Foreign Stocks. Each Fund may invest in foreign stocks, typically limited to ADRs. ADRs are U.S. dollar-denominated certificates issued by U.S. banks that evidence ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Securities of foreign companies may be riskier than securities of U.S. companies.

Options and Futures. Each Fund may purchase or sell (write) options on stocks and index futures. Options are a type of derivative that give the purchaser the right, or the writer the obligation, to buy or sell an asset at a predetermined price in the future. Each Fund may purchase S&P 500 Index futures on a temporary basis in lieu of investing in equity securities. Futures are a type of derivative used to manage or hedge risk by enabling the Fund to buy or sell an asset in the future at an agreed-upon price. Risks associated with derivatives include: the derivative is not well correlated with the security or index for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a Fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a Fund to the effect of leverage, which could increase the Fund’s exposure to the market and increase potential losses. These losses could be greater than if it had not entered into these transactions.

Changes in Investment Objectives and Policies. Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders.

Temporary Defensive Measures. From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold up to 100% of its assets in short-term U.S. government securities, money market instruments, shares of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective. Each Fund may also invest in these instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

Not FIDC Insured. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW TO BUY SHARES

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in a Fund is $2,500 and minimum subsequent investments are $1,000. The Advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or other intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this prospectus); and
•	a check (subject to the minimum amounts) made payable to the appropriate Fund.

Mail the completed application and check to:

U.S. Mail:

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

By Wire – You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 800-247-1014 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and it transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but a Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of a Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name of your account(s)
•	your account number(s)
•	the name of the appropriate Fund
•	a check made payable to the appropriate Fund

Checks should be sent to the appropriate Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. A bank wire should be sent as outlined under the heading “Initial Purchase - By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in any Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Each Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds’ transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of a Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services at 800-247-1014 about the IRA custodial fees.

Distribution Plan

Each Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the 1940 Act. Under each Fund’s plan, the Fund can pay a fee of up to 0.25% of the Fund’s average daily net assets to the Advisor or certain broker-dealers, investment advisers, banks or other financial institutions to help defray the cost of servicing Fund shareholders. Because these fees are an ongoing expense, over time they reduce the net investment results of a Fund and may cost you more than paying other types of sales charges.

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the appropriate Fund. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer, which fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, that Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

Fund Policy on Market Timing

Each Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Funds. A 1.00% short-term redemption fee will be assessed by each Fund against investment proceeds withdrawn within one year of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, each Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (a “Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Funds’ Advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed by a Fund to be “market-timers.”

While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

By Mail – You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at 800-247-1014 if you have questions. At the discretion of the Funds or the Funds’ transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone – You may redeem any part of your account in a Fund by calling Shareholder Services at 800-247-1014. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Additional Information – If you are not certain of the requirements for a redemption please call Shareholder Services at 800-247-1014. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on a Fund’s net asset value per share (the “NAV”) for the applicable class. The NAV of each class is calculated for a Fund at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). For each class, the NAV is calculated by dividing the value of the total assets for that class (including interest and dividends accrued but not yet received) minus liabilities for that class (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after a Fund receives your order in proper form.

Each Fund’s assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Advisor pursuant to guidelines approved by the Board of Trustees. Good faith pricing also is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders, or that a Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its net investment income and any net realized capital gain (the excess of net long-term capital gain over net short-term capital loss). Each Fund expects that its distributions will consist primarily of net realized capital gain.

Dividends and distributions will automatically be reinvested in additional shares of the applicable Fund, unless you request cash distributions on your application or through a written request. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends or distributions and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the applicable Fund’s distribution schedule before you invest.

Taxes. In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Distributions attributable to short-term capital gain and net investment income will generally be taxable to you as ordinary income. Distributions attributable to net realized capital gain will generally be taxable to you as long-term capital gain, no matter how long you have owned your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U. S. investors may be subject to U. S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, a Fund must withhold an amount equal to the fourth lowest rate of tax (28% of your taxable distribution and proceeds in 2007) if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and instructs the Fund to do so.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUNDS

Dreman Value Management, LLC, 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611, serves as investment adviser to the Funds. The Advisor was formed in 1997 as the successor firm to Dreman Value Advisors Inc., which was founded in 1977 by David N. Dreman. Mr. Dreman controls a majority interest in the Advisor, which is 100% employee-owned. The Advisor provides investment advice to separately managed accounts, insurance company separate accounts and wrap programs offered to large institutional investors and high-net worth clients. The Advisor also provides investment advisory and sub-advisory services to ten other mutual funds. As of December 31, 2007, the Advisor managed approximately $18.8 billion in assets.

For its investment advisory services to the Funds, the Advisor is paid a fee at the annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively. The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain each Fund’s net expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which a Fund may invest) and extraordinary expenses, at 1.30%, 1.40% and 1.50% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and the Retail Class Shares of the Small Cap Fund, respectively, through October 31, 2009. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation.

The Advisor also served as the investment adviser for each Predecessor Fund. During the fiscal year ended October 31, 2007, the Advisor earned an annual fee equal to 0.75%, 0.85% and 0.95% of the average daily net assets of the Predecessor Large Cap Fund, Predecessor Mid Cap Fund and Predecessor Small Cap Fund, respectively, and waived the entire amount (i.e., did not receive any fees) from each of the Predecessor Large Cap Fund and Predecessor Mid Cap Fund pursuant to the contractual fee waiver/expense reimbursement agreement with each such Predecessor Fund. During the fiscal year ended October 31, 2007, the Predecessor Small Cap Fund paid the Advisor fees at the rate of 0.93% of such Predecessor Fund’s average daily net assets.

A discussion of the factors that the Board of Trustees considered in approving the Funds’ investment advisory agreements will be contained in the Funds’ semi-annual report to shareholders for the fiscal period ended April 30, 2008.

Portfolio Managers. The investment decisions for each Fund are made by members of the Advisor’s Investment Policy Committee listed below as portfolio manager(s) for a Fund. David N. Dreman serves as portfolio manager for all Funds; F. James Hutchinson serves as portfolio manager for the Large Cap Fund; Mark Roach serves as portfolio manager for the Mid-Cap Fund and Small Cap Fund; and E. Clifton Hoover, Jr. serves as portfolio manager for the Large-Cap Fund and Small Cap Fund. As portfolio managers, these members are primarily responsible for the day-to-day management of the Fund(s) which they manage, except that David N. Dreman has ultimate authority with respect to each Fund’s investment decisions.

David N. Dreman (Portfolio Manager – all Funds). Mr. Dreman serves as Chairman and Chief Investment Officer of the Advisor. As Chairman of the Advisor’s Investment Policy Committee, Mr. Dreman will make the final determination with respect to all investment decisions for the Funds. Mr. Dreman began his investment career in 1957. He is one of the pioneers of contrarian value investing, a disciplined, low P/E approach to stock selection that the Advisor has been applying without style drift for over 20 years.

F. James Hutchinson (Portfolio Manager – Large Cap Fund). Mr. Hutchinson is an Executive Vice President and Managing Director of the Advisor. In addition to serving as a portfolio manager of the Large Cap Fund, he is portfolio manager of the Dreman Quantitative Large Cap Value Fund. Mr. Hutchinson is also the Co-Portfolio Manager of the DWS Dreman High Return Equity Fund and the DWS Dreman Concentrated Value Fund. Prior to joining the Advisor in August 2000, Mr. Hutchinson had over 30 years experience in finance and trust/investment management experience with The Bank of New York. In addition to several senior corporate banking assignments, Mr. Hutchinson was elected president of The Bank of New York (Delaware) in 1987 and president of The Bank of New York – NJ in 1995. In his role as Executive Vice President and Managing Director of the Advisor, Mr. Hutchinson is responsible for marketing and administration, and is a member of the Advisor’s Investment Policy Committee. Mr. Hutchinson graduated from Moravian College with a BA in Economics and has done graduate work at Pace University in New York.

Mark Roach (Portfolio Manager – Mid Cap Fund and Small Cap Fund). Mr. Roach joined the Advisor in November 2006, and currently serves as a Managing Director of the Advisor. He also serves as a portfolio manager of the Advisor’s small and mid cap portfolios. In addition to serving as a portfolio manager of the Mid Cap Fund and Small Cap Fund, he is also portfolio manager of the Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund. Prior to joining the Advisor, Mr. Roach was a portfolio manager at Vaughan Nelson Investment Management (“Vaughan Nelson”), where he managed equity portfolios using a strategy similar to that used by the Advisor to manage the Mid Cap Fund and Small Cap Fund. From 2002 through 2006, Mr. Roach managed a small cap portfolio at Vaughan Nelson which had assets of over $1.5 billion when he left in 2006. In addition, from April 2006 through his departure from Vaughan Nelson, Mr. Roach also managed a mid cap portfolio with assets of approximately $770 million. Prior to joining Vaughan Nelson, Mr. Roach served as a security analyst for various institutions including 5th 3rd Bank, Lynch, Jones & Ryan and USAA, from 1997 to 2001. He has an MBA from the University of Chicago’s Graduate School of Business and a bachelors Degree from the Baldwin Wallace College.

E. Clifton Hoover Jr. (Portfolio Manager – Large Cap Fund and Small Cap Fund). Mr. Hoover joined the Advisor in December 2006, and currently serves as Managing Director and co-Chief Investment Officer. He also serves as a portfolio manager of the Advisor’s large cap value portfolios. Mr. Hoover has over 20 years of investment experience managing portfolios for both large and small-sized companies. In addition to serving as portfolio manager of the Large Cap Fund and Small Cap Fund, he is portfolio manager of the Dreman Quantitative Large Cap Value Fund and Dreman Quantitative Small Cap Value Fund. Prior to joining the Advisor, Mr. Hoover was a managing director and portfolio manager of NFJ Investment Group, where he oversaw several large and small cap portfolios. In addition, he handled consultant relationship building and retail channel support. Mr. Hoover joined NFJ Investment Group in 1997. From 1992 to 1997, he served as vice president-corporate finance at Credit Lyonnais, where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio. Prior to that time, Mr. Hoover spent two years as a financial analyst for Citibank, and five years as a credit analyst/corporate loan officer for RepublicBank (now Bank of America). Mr. Hoover graduated with a Masters in Finance from Texas Tech University in 1985.

The Funds’ Statement of Additional Information provides the following additional information about the Funds’ portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) each portfolio managers’ ownership of shares of the Funds.

If you invest in a Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on a Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the relevant Fund’s shareholder accounts for which the financial intermediary provides services. A Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by a Fund, the Advisor may pay a fee to financial intermediaries for such services.

To the extent that the Advisor pays a fee to a financial intermediary for distribution or shareholder servicing, the Advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in a Fund and the nature of the services provided by the financial intermediary. Although neither the Funds nor the Advisor pays for the Funds to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Funds may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling a Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. Each Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

FINANCIAL HIGHLIGHTS

Each Fund began operations as a separate portfolio (each, a “Predecessor Fund”) of Unified Series Trust. On January 22, 2008, each Predecessor Fund was reorganized as a new portfolio of Dreman Contrarian Funds. The financial highlights tables on the following pages will help you understand the financial performance for each Predecessor Fund for the past four fiscal years (or the period since a particular Predecessor Fund began operations). Certain information reflects the financial performance of a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Predecessor Fund, assuming all dividends and distributions were reinvested. The information for the past four fiscal years or periods has been audited by Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), the Dreman Contrarian Funds’ (and the Predecessor Funds’) Independent Registered Public Accounting Firm, whose report, along with each Predecessor Fund’s financial statements, are included in the Predecessor Funds’ Annual Report to Shareholders and in the Statement of Additional Information. The Annual Report and the Statement of Additional Information are available free of charge upon request.

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

Dreman Contrarian Large Cap Value Fund

	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)
Selected Per Share Data
Net Asset Value, beginning of period	$13.90	$12.35	$11.03	$10.00
Income from investment operations
Net investment income	0.22	0.17	0.16	0.15
Net realized and unrealized gain	1.09	1.87	1.39	0.88
Total from investment operations	1.31	2.04	1.55	1.03
Less distributions to Shareholders:
From net investment income	(0.18)	(0.17)	(0.15)	--
From net realized gain	(0.70)	(0.32)	(0.08)	--
Total distributions	(0.88)	(0.49)	(0.23)	--
Paid in capital from redemption fees	0.01	-- (b)	-- (b)	-- (b)
Net Asset Value, end of period	$14.34	$13.90	$12.35	$11.03
Total Return (c)	9.81%	17.02%	14.10%	10.30% (d)
Ratios and Supplemental Data
Net assets, end of period (000)	$9,381	$8,502	$6,227	$5,181
Ratio of expenses to average net assets (e)	1.30%	1.30%	1.30%	1.55% (f)
Ratio of expenses to average net assets before waiver & reimbursement	2.47%	2.73%	2.43%	3.12% (f)
Ratio of net investment income to average net assets (e)	1.56%	1.41%	1.35%	1.38% (f)
Ratio of net investment income to average net assets before waiver & reimbursement	0.39%	(0.02)%	0.22%	(0.19)% (f)
Portfolio Turnover Rate	24.65%	20.38%	13.07%	13.48%
(a)	For the period November 4, 2003 (commencement of operations) to October 31, 2004.
(b)	Redemption fees resulted in less than $0.005 per share in each period.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)

The Advisor is not contractually obligated to waive 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.

(f)	Annualized.

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

Dreman Contrarian Mid Cap Value Fund

	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)
Selected Per Share Data
Net Asset Value, beginning of period	$12.97	$12.66	$10.68	$10.00
Income from investment operations
Net investment income	0.06	0.07	0.01	0.01
Net realized and unrealized gain	1.84	2.05	2.16	0.67
Total from investment operations	1.90	2.12	2.17	0.68
Less distributions to Shareholders:
From net investment income	(0.06)	(0.03)	(0.01)	--
From net realized gain	(0.79)	(1.78)	(0.18)	--
Total distributions	(0.85)	(1.81)	(0.19)	--
Paid in capital from redemption fees	0.01	-- (b)	-- (b)	-- (b)
Net Asset Value, end of period	$14.03	$12.97	$12.66	$10.68
Total Return (c)	15.37%	18.59%	20.52%	6.80% (d)
Ratios and Supplemental Data
Net assets, end of period (000)	$2,605	$1,732	$1,118	$801
Ratio of expenses to average net assets (e)	1.40%	1.40%	1.40%	1.65% (f)
Ratio of expenses to average net assets before waiver & reimbursement	6.42%	9.37%	11.46%	11.80% (f)
Ratio of net investment income to average net assets (e)	0.46%	0.57%	0.06%	0.16% (f)
Ratio of net investment income to average net assets before waiver & reimbursement	(4.56)%	(7.40)%	(10.00)%	(9.99)% (f)
Portfolio Turnover Rate	101.11%	52.48%	132.04%	125.34%
(a)	For the period December 31, 2003 (commencement of operations) to October 31, 2004.
(b)	Redemption fees resulted in less than $0.005 per share in each period.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)

The Advisor is not contractually obligated to waive 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.

(f)	Annualized.

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

Dreman Contrarian Small Cap Value Fund – Retail Class Shares

	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)
Selected Per Share Data
Net Asset Value, beginning of period	$16.83	$12.98	$11.48	$10.00
Income from investment operations
Net investment income (loss)	0.02	0.05	0.04	(0.03)
Net realized and unrealized gain	1.99	3.85	1.69	1.51
Total from investment operations	2.01	3.90	1.73	1.48
Less distributions to Shareholders:
From net investment income	(0.04)	(0.06)	(0.02)	--
From net realized gain	--	--	(0.21)	--
Total distributions	(0.04)	(0.06)	(0.23)	--
Paid in capital from redemption fees	0.03	0.01	-- (b)	-- (b)
Net Asset Value, end of period	$18.83	$16.83	$12.98	$11.48
Total Return (c)	12.16%	30.20%	15.10%	14.80% (d)
Ratios and Supplemental Data
Net assets, end of period (000)	$41,374	$14,284	$3,366	$861
Ratio of expenses to average net assets (e)	1.50%	1.50%	1.50%	1.75% (f)
Ratio of expenses to average net assets before waiver & reimbursement	1.77%	3.49%	7.40%	12.19% (f)
Ratio of net investment income to average net assets (e)	0.18%	0.28%	0.45%	(0.32)% (f)
Ratio of net investment income to average net assets before waiver & reimbursement	(0.09)%	(1.71)%	(5.45)%	(10.75)% (f)
Portfolio Turnover Rate	83.39%	77.43%	84.72%	72.10%
(a)	For the period December 31, 2003 (commencement of operations) to October 31, 2004.
(b)	Redemption fees resulted in less than $0.005 per share in each period.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)

The Advisor is not contractually obligated to waive 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses, each expense ratio would have been 0.25% higher and each net investment income/(loss) ratio would have been 0.25% lower.

(f)	Annualized.

FOR MORE INFORMATION

You can find additional information about the Dreman Contrarian Funds in the following documents:

Annual and Semi-Annual Reports: While the prospectus describes the Funds’ potential investments, the Annual and Semi-Annual Reports detail the Funds’ actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the prospectus and contains detailed information about each Fund and its investment restrictions, risks and policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the U. S. Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and the Funds’ Annual and Semi- Annual Reports, and request other information about a Fund or make shareholder inquiries, in any of the following ways:

By Telephone:                     Call Shareholder Services at 800-247-1014.

U.S. Mail:                             Dreman Contrarian Funds.

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

As of the date of this prospectus, the Funds do not have an internet website and, therefore, the Funds’ SAI, annual and semi-annual reports are not made available at an Internet site.

You may review and copy information about the Funds (including the SAI and other reports) at the U. S. Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

(Investment Company Act File No. 811-22118)

DREMAN CONTRARIAN FUNDS

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

STATEMENT OF ADDITIONAL INFORMATION

Dreman Contrarian Large Cap Value Fund

Dreman Contrarian Mid Cap Value Fund

Dreman Contrarian Small Cap Value Fund – Retail Class

January 23, 2008

Dreman Contrarian Funds (the “Trust”) is an open-end management investment company currently offering six series of shares, three of which, the Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund and the Retail Class of the Dreman Contrarian Small Cap Value Fund (each, a “Fund,” and collectively, the “Funds”), are covered by this Statement of Additional Information (the “SAI”). This SAI is not a prospectus. It should be read in conjunction with the Funds’ prospectus dated January 23, 2008, as it may be supplemented or revised from time to time.

The Dreman Contrarian Large Cap Value Fund and Dreman Contrarian Mid Cap Value Fund each currently offers one class of shares. The Dreman Contrarian Small Cap Value Fund currently offers two classes of shares; one of which, the Retail Class Shares, is covered by this SAI. The other class of shares of the Dreman Small Cap Value Fund, Institutional Class Shares, is offered by a separate prospectus and SAI.

Each Fund commenced operations as a separate series (a “Predecessor Fund”) of the Unified Series Trust. On January 22, 2008, each Predecessor Fund was reorganized as a new series of the Trust.

The Predecessor Funds’ audited financial statements and the report thereon of Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), the Funds’ (and the Predecessor Funds’) Independent Registered Public Accounting Firm, included in their Annual Report to Shareholders dated October 31, 2007, are included in this SAI. No other parts of the Predecessor Funds’ Annual Report to Shareholders are included herein.

A free copy of the Funds’ prospectus, as well as the Predecessor Funds’ Annual Report to Shareholders dated October 31, 2007, can be obtained by writing Unified Fund Services, Inc., the Funds’ transfer agent, at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, or by calling 800-247-1014.

DESCRIPTION OF THE TRUST AND FUNDS

Dreman Contrarian Funds (the “Trust”) was organized as a Delaware statutory trust on July 31, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and commonly known as a “mutual fund.” This Statement of Additional Information (the “SAI”) relates to the prospectus for the shares of the Dreman Contrarian Large Cap Value Fund (the “Large Cap Fund”), Dreman Contrarian Mid Cap Value Fund (the “Mid Cap Fund”), and Retail Class Shares of the Dreman Contrarian Small Cap Value Fund (the “Small Cap Fund”). Each Fund is a “diversified” series of the Trust, as that term is defined in the 1940 Act.

The Large Cap Fund and Mid Cap Fund each currently offers one class of shares. The Small Cap Fund currently offers two classes of shares; one of which, the Retail Class Shares, is covered by this SAI. The other class of shares of the Small Cap Fund, Institutional Class Shares, is offered by a separate prospectus and SAI. Each class of shares are substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. Retail Class Shares bear an on-going 0.25% 12b-1 distribution fee. Institutional Class Shares are not subject to a 12b-1 distribution fee, and generally have a higher initial minimum investment than the Retail Class Shares. Institutional Class Shares are only available for purchase to high net worth individual investors and qualified institutions purchasing shares for their own account or for qualifying omnibus accounts.

Each Fund commenced operations as a separate series (each, a “Predecessor Fund”) of the Unified Series Trust. The Large Cap Fund commenced operations on November 4, 2003. The Mid Cap Fund and the Retail Class Shares of the Small Cap Fund each commenced operations on December 31, 2003. On January 22, 2008, each Predecessor Fund was reorganized as a new portfolio of the Trust. References in this SAI are to a Predecessor Fund’s current name. In addition, certain of the financial information contained in this SAI is that of the Predecessor Funds’.

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any un-issued shares into one or more series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of six series of shares, three of which, the Large Cap Fund, the Mid Cap Fund and the Retail Class Shares of the Small Cap Fund, are discussed in this SAI. The Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Board of Trustees has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any series or class thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or class thereof into one or more series or classes of shares, and to take such other action with respect to the Trust’s shares as the Board of Trustees may deem desirable. The Declaration of Trust authorizes the trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Holders of shares in a series of the Trust will vote in the aggregate and not by class on all matters, except that each class has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class. Further, shareholders of each of the Trust’s series will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of the series. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by the holders of a majority of the outstanding voting securities of such series. However, the Rule also provides that the ratification of the selection of the independent registered public accounting firm, the approval of principal underwriting contracts, and the election of trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to series.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Funds may make and some of the techniques they may use.

A.         Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period, and are discussed in more detail below. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of large capitalization companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500® Index. As of September 30, 2007, the market capitalizations of companies included in the S&P 500® Index ranged from $1.33 billion to $513 billion. Under normal circumstances, the Mid Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of medium capitalization companies, which the Advisor defines as companies with market capitalizations ranging from $2 billion to $20 billion. As of September 30, 2007, the market capitalizations of companies included in the S&P Mid Cap 400® Index ranged from $320 million to $12.02 billion. Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of small capitalization companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of September 30, 2007, the market capitalizations of companies included in the Russell 2000® Value Index ranged from $72 million to $5.2 billion. These investment policies are non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders. Each Fund will invest principally in a diversified portfolio of equity securities of companies that Dreman Value Management, LLC (the “Advisor”), the Funds’ investment adviser, believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. Each Fund may also invest in initial public offerings. Each Fund will invest in equity securities that offer unique investment values. The criterion used to identify such stocks include below average P/E, price-to-book, price-to-cash flow ratios and above average dividend yields.

B.         Fixed Income Securities. Each Fund intends to remain substantially invested in equity securities; however a Fund may invest in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities. Fixed income securities include corporate debt securities, convertible debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

C.         Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into, or exchanged for, a prescribed amount of common stock. Each Fund will invest no more than 20% of its assets in debt securities. Each Fund may invest in convertible securities rated B or higher by Standard and Poor’s Ratings Group (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were enacted that required that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting a Fund’s objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

D.         Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for a Fund. The Advisor expects, however, that generally the preferred stocks in which a Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

E.         Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

F.         Reverse Repurchase Agreements. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Advisor. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets, such as liquid high quality debt securities, having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

G.         Foreign Securities. Each Fund may invest up to 20% of its assets in foreign securities, typically limited to American Depository Receipts (“ADRs”). ADRs are U.S. dollar-denominated certificates issued by U.S. banks that evidence ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. securities, and which may favorably or unfavorably affect a Fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market. In addition, securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater in those markets than in the U.S. In all cases, the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions.

H.         Strategic Transactions and Derivatives. Each Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain, although no more than 5% of each Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

1.          Options on Securities Indices. Each Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2.          General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. Each Fund is authorized to purchase and sell exchange listed options. However, the Funds may not purchase or sell over-the-counter options, which are considered illiquid by the staff of the U.S. Securities and Exchange Commission (the “SEC”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

A Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

3.          General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 15% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 15% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

4.          Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

I.          Warrants. Each Fund may invest in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

J.          Corporate Debt Securities. Each Fund may invest in corporate debt securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investments in corporate debt securities involve both credit and interest rate risk. The value of fixed-income securities will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt securities generally offer less current yield than securities of lower quality, but lower quality securities generally have less liquidity, greater credit and market risk and, as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Each Fund may invest up to 10% of its assets in lower-rated securities or comparable unrated securities.

K.         Lower Quality Debt Securities. Each Fund may invest in lower-rated securities or comparable unrated securities. These securities (commonly called “junk bonds”) often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor’s research and credit analysis are an integral part of managing any securities of this type held by a Fund. In considering investments for a Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

L.         Rule 144A Securities. Each Fund may invest in Rule 144A securities that the Advisor determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restrictions on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers or sellers of the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

M.        Investment Companies Securities. Subject to the restrictions and limitations of the 1940 Act, each Fund may invest in other investment companies including mutual funds, closed-end funds and exchange traded funds (“ETFs”). As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds. For example, closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time (in the initial public offering), after which the shares typically trade on a secondary market, such as the New York Stock Exchange or the Nasdaq Stock Market. In addition, closed-end fund shares generally are not redeemable. That is, a closed-end fund is not required to buy its shares back from investors upon request. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market falls and the fund’s discount increases or its premium decreases, the price return of the closed-end fund – the actual return to the shareholder – will be less than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts. Interest rate risk is one of two major factors that triggers changes in a closed-end fund’s premium/discounts. When interest rates rise, bond prices (and consequently the net asset values of income funds – municipal-bond funds, preferred-stock funds, etc.) decline. Declining bond prices may cause a closed-end fund’s price to decline faster as investors sell their shares in the open market. On the other hand, the opposite scenario also occurs. When rates fall and the net asset values of income-oriented closed-end funds rise, their prices tend to rise faster as investors buy in, resulting in narrower discounts and wider premiums. A second factor that may contribute to changes in premium/discount without necessarily a change in net asset value is low trading volumes and liquidity in the shares of the closed-end fund. Most closed-end funds trade actively, and their shares are liquid. Some funds, however, trade less actively, and may not be very liquid. The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to net asset value.

Another feature that distinguishes closed-end funds from mutual funds is their ability to leverage a higher percentage of their assets (that is, use borrowed money to buy additional assets). Closed-end funds use several different methods to borrow money – issuing preferred stock, entering into reverse repurchase agreements and dollar rolls, borrowing under bank lines of credit, and so on. Leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. The maximum leverage ratio depends on how a closed-end fund leverages its assets – 33 1/3% if debt is used, 50% if preferred stock is used. Thus, a closed-end fund with $100 million in net assets may borrow an additional $50 million, so that the borrowed amount ($50 million) is 33 1/3% of the total assets ($150 million). Although closed-end funds rarely de-leverage their assets completely, sometimes such funds may be forced to reduce leverage when the underlying market weakens dramatically, causing the fund’s total assets to decline to a level where the leverage ratio exceeds the permitted maximum. A forced reduction in leverage can lead to a dividend reduction if the closed-end fund’s earnings that had been produced by the previously leveraged assets decline.

Closed-end funds usually are offered only once at their initial public offering price and are not actively marketed, although most closed-end funds trade actively and their shares are liquid. The Funds generally will invest in closed-end funds that trade on a national or international exchange. Some closed-end funds trade less actively and may not be very liquid. To the extent that a Fund invests in a thinly-traded closed-end fund, the Fund may be subject to the risk that it can not close out of a position at any time it desires. When a Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund.

ETFs are a type of investment company whose investment objective is to achieve the same return as a particular market index. Legally classified as open-end companies or Unit Investment Trusts (“UITs”), they differ from mutual funds and UITs in various respects, including that (i) ETFs do not sell individual securities directly to investors, and only issue their shares in large blocks, and (ii) shares of ETFs are available for sale on secondary markets. ETFs in which the Funds may invest include SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR, except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holdings consist of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ – 100 Index Tracking Stock) represent ownership in the NASDAQ – 100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e – 50, Fortune 500, streetTRACKS and Vanguard ETFs.

Each Fund may also invest in various sector ETFs, such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, and Utilities Select Sector Index. Additionally, the Funds may invest in new exchange traded shares as they become available.

INVESTMENT LIMITATIONS

Fundamental.   The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.          Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.          Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.          Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.          Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.          Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.          Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.          Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.          Diversification. With respect to 75% of its total assets, each Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on a Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see “Investment Limitations – Fundamental” above).

1.          Pledging. No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any of its assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.          Borrowing. No Fund will purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.          Margin Purchases. No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.          Illiquid Investments. No Fund will invest more than 15% of its total assets in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under Section 4(2) of that act, when such investments are considered to be liquid by the Advisor.

5.          Name Rule. Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of large capitalization companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500® Index. As of September 30, 2007, the market capitalizations of companies included in the S&P 500® Index ranged from $1.33 billion to $513 billion. Under normal circumstances, the Mid Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of medium capitalization companies, which the Advisor defines as companies with market capitalizations ranging from $2 billion to $20 billion. As of September 30, 2007, the market capitalizations of companies included in the S&P Mid Cap 400® Index ranged from $320 million to $12.02 billion. Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of small capitalization companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of September 30, 2007, the market capitalizations of companies included in the Russell 2000® Value Index ranged from $72 million to $5.2 billion. These investment policies are non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

Each Fund releases portfolio holdings to third-party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Funds also may disclose portfolio holdings, as needed, to their independent auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Funds do not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Funds may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Advisor, nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. Each Fund also may post its complete portfolio holdings to the Funds’ website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of the Fund’s shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.

INVESTMENT ADVISOR

The investment adviser for each Fund is Dreman Value Management, LLC, 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. David N. Dreman is the Chairman and Chief Investment Officer of the Advisor. Mr. Dreman controls a majority of the outstanding voting interests in the Advisor.

Under the terms of the investment advisory agreement between the Trust and the Advisor with respect to each Fund (each, an “Agreement” and collectively, the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board of Trustees of the Trust. As compensation for its management services, each Fund is obligated to pay the Advisor a fee, computed and accrued daily, and paid monthly, at an annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively. The Advisor contractually has agreed to waive its fee and reimburse certain Fund operating expenses, but only to the extent necessary to maintain each Fund’s net expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which a Fund may invest), and extraordinary expenses, at 1.30%, 1.40% and 1.50% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively, through October 31, 2009. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation. The Advisor currently is voluntarily waiving the payment by each Fund of 12b-1 fees equal to 0.25% of the average daily net assets of each Fund. This waiver is non-contractual and, as a result, may be discontinued at any time.

Prior to January 22, 2008, the Advisor also served as the investment adviser to each Predecessor Fund. The following table describes the investment advisory fees paid, and expenses waived and/or reimbursed for each Predecessor Fund for the years or periods ended October 31, 2007, 2006 and 2005.

Large Cap Portfolio

Fee	Fiscal Year ended October 31, 2007	Fiscal Year ended October 31, 2006	Fiscal Year ended October 31, 2005
Gross Investment Advisory Fees (Net of Waivers)	$68,475	$54,292	$44,460
Investment Advisory Fees Waived and/or Expenses Reimbursed	($84,274)	($54,292)	($44,460)
Net Investment Advisory Fees	$0	$0	$0

Mid Cap Portfolio

Fee	Fiscal Year ended October 31, 2007	Fiscal Year ended October 31, 2006	Fiscal Year ended October 31, 2005
Gross Investment Advisory Fees (Net of Waivers)	$19,367	$11,425	$8,529
Investment Advisory Fees Waived and/or Expenses Reimbursed	($108,890)	($11,425)	($8,529)
Net Investment Advisory Fees	$0	$0	$0

Small Cap Portfolio

Fee	Fiscal Year ended October 31, 2007	Fiscal Year ended October 31, 2006	Fiscal Year ended October 31, 2005
Gross Investment Advisory Fees (Net of Waivers)	$316,022	$55,528	$17,740
Investment Advisory Fees Waived and/or Expenses Reimbursed [1]	($6,070)	($117,181)	($110,044)
Net Investment Advisory Fees	$309,952	$0	$0

1.

Prior to August 22, 2007, the Small Cap Fund offered one class of shares, the Retail Class Shares. These amounts reflect the Advisor’s commitment to cap the Retail Class Shares expenses at 1.50% of such classes’ average daily net assets. In contrast, the Advisor has committed to capping the Institutional Class Shares expenses at 1.25% of such classes’ average daily net assets.

The Advisor is entitled to reimbursement from a Fund of any fees waived or expenses reimbursed if such reimbursement does not cause such Fund to exceed any existing applicable expense limitations and the reimbursement is made within three years after the year in which the Advisor incurred the expense. As of October 31, 2007, the amounts available for reimbursement by each Fund were as follows:

Fund	Amount	Recoverable Through October 31,
Large Cap Fund	$51,738	2008
	$85,552	2009
	$84,274	2010
Mid Cap Fund	$70, 234	2008
	$103,951	2009
	$108,890	2010
Small Cap Fund	$80,127	2008
	$102,492	2009
	$6,070	2010

The Advisor retains the right to use the name “Dreman” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Dreman” automatically ceases 90 days after termination of the Agreements and may be withdrawn by the Advisor on 90 days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, the Advisor believes that there would be no material impact on a Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

Each Fund’s Agreement was approved by the Board of Trustees, including a majority of trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person organizational board meeting held on August 15, 2007. A discussion of the factors that the Board of Trustees considered in approving each Fund’s management agreement will be contained in the Trust’s semi-annual report to shareholders for the period ended April 30, 2008.

About the Portfolio Managers

David N. Dreman serves as portfolio manager for all Funds; F. James Hutchinson serves as portfolio manager for the Large Cap Fund; Mark Roach as portfolio manager for the Mid Cap Fund and Small Cap Fund; and E. Clifton Hoover, Jr. serves as portfolio manager for the Large Cap Fund and Small Cap Fund. Each of them is responsible for making the investment decisions for the Funds with respect to which each is a portfolio manager (each, a “Portfolio Manager”), except that David N. Dreman has ultimate authority with respect to each Fund’s investment decisions.

As of the date of this SAI, each Portfolio Manager was responsible for the management of the following types of accounts in addition to the Funds:

Portfolio Manager	Total Accounts by Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Subject to a Performance Fee
David N. Dreman	Investment Companies: 20	Investment Companies: $17.5 billion	Investment Companies: None	Investment Companies: None
	Pooled Investment Vehicles: 3	Pooled Investment Vehicles: $60 million	Pooled Investment Vehicles: 3	Pooled Investment Vehicles: $60 million
	Other Accounts: 114	Other Accounts: $4.1 billion	Other Accounts: None	Other Accounts: None
Portfolio Manager	Total Accounts by Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Subject to a Performance Fee
F. James Hutchinson	Investment Companies: 8	Investment Companies: $12.8 billion	Investment Companies: None	Investment Companies: None
	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: None	Pooled Investment Vehicles: None
	Other Accounts: 0	Other Accounts: 0	Other Accounts: None	Other Accounts: None

Mark Roach	Investment Companies: 10	Investment Companies: $3 billion	Investment Companies: None	Investment Companies: None
	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: None	Pooled Investment Vehicles: None
	Other Accounts: 0	Other Accounts: 0	Other Accounts: None	Other Accounts: None

E. Clifton Hoover, Jr.	Investment Companies: 14	Investment Companies: $15.6 billion	Investment Companies: None	Investment Companies: None
	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: None	Pooled Investment Vehicles: None
	Other Accounts: 0	Other Accounts: 0	Other Accounts: None	Other Accounts: None

Each Portfolio Manager is compensated for his services by the Advisor. Each Portfolio Manager’s compensation consisted of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions, (ii) the performance of stock recommendations, and (iii) such Portfolio Manager’s overall contribution to the firm’s success. Finally, each Portfolio Manager is also eligible to participate in the Advisor’s profit sharing program. In addition, as a member of a related entity that acts as manager to three private equity funds, Mr. Dreman also shares in the performance fee that is received by manager of these private funds, which is equal to 20% of all positive pre-tax performance returns in excess of the return since the last calculation date, accrued monthly and paid annually. This performance fee is in addition to the fixed management fee that the manager receives for managing each private fund’s portfolio. In contrast, the fees paid by the Funds to the Advisor are not based on the performance results of the Funds. The performance fee may create a potential conflict of interest by providing an incentive for Mr. Dreman to allocate more volatile stocks with greater capital appreciation opportunity to the private funds rather the Funds.

As of January 15, 2008, the Portfolio Managers beneficially owned the following dollar range of equity securities in the Funds they managed:

(1)	(2)
Name of Portfolio Manager:	Dollar Range of Equity Securities in the Fund(s)
David N. Dreman	Over $1 million in the Large Cap Fund $500,001 to $1,000,000 in the Mid Cap Fund $500,001 to $1,000,000 in the Small Cap Fund
F. James Hutchinson	None in the Large Cap Fund
Mark Roach	None in the Mid Cap Fund None in the Small Cap Fund
E. Clifton Hoover, Jr.	None in the Large Cap Fund None in the Small Cap Fund

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust in accordance with the laws of the State of Delaware and the Trust’s Declaration of Trust. Each trustee will hold office until the Trust’s next annual meeting of shareholders and until their successors have been duly elected and qualified, or until their earlier resignation or removal. Each officer holds office at the pleasure of the Board of Trustees and serves for a term of one year or until their successor is duly elected and qualified.

Name, Address and Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee(s)
Boris Onefater c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 40)	Since 2007	Chairman of the Board of Trustees, President and Chief Executive Officer[1]	Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, Dreman Value Management, LLC (2006 to Present); Previously, Partner and National Director of Deloitte & Touche LLP.	6	None.
Non-Interested Trustees
Brian R. Bruce 5945 Glendower Lane Plano, TX 75093 (age: 51)	Since 2007	Trustee	Director, Finance Institute, Southern Methodist University (August 2006 to Present); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007).	6	Trustee, CM Advisers Family of Funds, a registered open-end management investment company (May 2003 to Present).
Robert B. Grossman, MD 35 Gilbert Street South Tinton Falls, NJ 07701 (age: 60)	Since 2007	Trustee	Orthopedic Surgeon in Private Practice.	6	None.
Robert A. Miller, Ph.D. 200 Norfolk Road Orlando, FL 32803 (age: 64)	Since 2007	Trustee	Independent Consultant with the Registry of College and University Presidents and Interim Senior Vice President and Provost of Roger Williams University (October 2006 until June 2007); Previously, the President of Nazareth College in Rochester, New York (July 1998 until July 2005; Director, Bergmann Associates, LLC, a privately owned architectural and engineering firm based in Rochester, New York (2000 until 2004).	6	Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to Present).

_________________________

1               Mr. Onefater is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act. Mr. Onefater is an interested person because he is an officer of the Trust’s investment adviser, Dreman Value Management, LLC.

2               Mr. Dreman serves as a Trustee Ex-Officio of the Trust. “Trustee Ex-Officio” means a person serving as a trustee who has been duly elected or appointed as a trustee who is not granted the power to vote on matters that come before the trustees except under extraordinary circumstances, but who is otherwise entitled to attend and participate in the consideration of matters that come before the trustees. A Trustee Ex-Officio shall receive notice of each meeting of the Board of Trustees, shall have the right to attend and participate in the deliberations of the trustees, and shall have the same rights and privileges as each other trustee. Except as described below, a Trustee Ex-Officio shall not be included in any calculation of the presence of a quorum of the Board of Trustees or to determine the required vote needed to approve any matter, shall not have the power to vote or consent to the conduct of the business of the Trust as conducted by the trustees, and shall be an “interested person” of the Trust, as that term is defined in the 1940 Act.

At any time when there is only one trustee serving on the Board of Trustees who is an affiliated person of the Advisor, if such affiliated trustee becomes incapacitated or is otherwise unable to fulfill the duties of his or her office, and if there is then a Trustee Ex-Officio who is an affiliated person of the Advisor serving on the Board of Trustees, then such Trustee Ex-Officio (or the most senior of such affiliated Trustees Ex-Officio) will be come a trustee with full voting rights until such time as: the original trustee reassumes his or her duties, a successor is elected or appointed as provided in the Declaration of Trust, or the interim trustee otherwise declines or resigns from such temporary position. A Trustee Ex-Officio shall not hold the right to vote under this provision for a period of more than four consecutive months.

Executive Officers
David N. Dreman c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 72)	Since 2007	Trustee Ex-Officio[2]	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and its predecessors (1977 to Present).	N/A	N/A
John C. Swhear c/o Unified Fund Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 46)	Since 2007	Vice President and Anti-Money Laundering Compliance Officer

Vice President, Legal Administration and Compliance at Unified Fund Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Previously, Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including: Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).

			N/A	N/A
J. Michael Landis c/o Unified Fund Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 36)	Since 2007	Treasurer and Chief Financial Officer

Vice President, Fund Administration and Fund Accounting at Unified Fund Services, Inc. (October 2006 to Present); Treasurer, Unified Series Trust, a registered open end management investment company (March 2007 to Present); Previously, Director of Fund Accounting and Fund Administration at PFPC Inc. (July 2006 to October 2006); Manager, Fund Accounting, at Unified Fund Services, Inc. (November 2004 to July 2006); and Manager for Fund Accounting at Mellon Financial Corporation (November 1998 to November 2004).

			N/A	N/A
Clifton Hoover, Jr. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 50)	Since 2007	Secretary

Co-Chief Investment Officer, Co-Director of Research and Managing Director of Dreman Value Management, LLC (2006 to present); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997-2006).

			N/A	N/A

Name, Address and Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael D. Appleton c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 51)	Since 2007	Chief Compliance Officer

Chief Compliance Officer, Dreman Value Management, LLC (October 2007 to Present); Prior thereto, Chief Compliance Officer, Reich & Tang Asset Management, LLC & Reich & Tang Distributors, Inc. (April 2000 to September 2007).

				N/A	N/A

The Trust has a standing Audit Committee of the Board composed of Messrs. Bruce, Grossman and Miller. The Audit Committee generally meets each quarter immediately before the regular meeting of the Board of Trustees. The functions of the Audit Committee are to meet with the Trust’s Independent Registered Public Accounting Firm to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the Independent Registered Public Accounting Firm with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board of Trustees the selection of the Independent Registered Public Accounting Firm, and perform such other duties as may be assigned to the Audit Committee by the Board of Trustees. The Audit Committee meets each quarter with the Trust’s Chief Compliance Officer and Chief Financial Officer.

The Trust has a standing Governance and Nominating Committee of the Board composed of Messrs. Bruce, Grossman and Miller. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as trustees of the Trust. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the Governance and Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Trust, in writing, at the address listed on the cover of this SAI.

As of January 15, 2008, David N. Dreman, Trustee Ex-Officio, owned over $100,000 in equity securities of each of the Funds. None of the other trustees beneficially owned any equity securities in the Funds.

The Trust does not compensate the trustees and officers who are also officers or employees of the Advisor, Unified Financial Securities, Inc. (the “Distributor”), the Trust’s principal underwriter, or of any service provider. The trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, receive an annual retainer of $5,000 plus a fee of $1,250 for each meeting of the trustees which they attend in person or by telephone, and $1,250 payable to each Committee member for each Committee meeting attended which is not held in conjunction with a Board meeting of the Trust. Trustees and officers are reimbursed for travel and other out-of-pocket expenses. The Trust does not offer any retirement benefits for trustees.

Based upon the above fee schedule, the following table shows aggregate compensation expected to be paid to each trustee by the Trust in its initial fiscal period or year:

(1) Name of Person, Position	(2) Aggregate Compensation From Trust	(3) Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation from Trust Paid to Trustee
Boris Onefater – Chairman of the Board	$0	$0	$0	$0
Brian R. Bruce – Trustee	$10,000	$0	$0	$10,000
Robert B. Grossman, MD – Trustee	$10,000	$0	$0	$10,000
Robert A. Miller, Ph.D. – Trustee	$10,000	$0	$0	$10,000

Sales Loads. The Funds do not currently charge any front-end or contingent deferred sales charges on the sale of shares.

Code of Ethics. The Trust, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to the particular Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts. These Codes of Ethics are designed to put the interests of shareholders before the interests of investment personnel. The Codes of Ethics are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Proxy Voting Policies. The Trust is required to disclose information concerning each Fund’s proxy voting policies and procedures to shareholders. The Board of Trustees has delegated to the Advisor the responsibility for decisions regarding proxy voting for securities held by each Fund. The Advisor will vote such proxies in accordance with its proxy voting policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix A to this SAI. Any material changes to these proxy voting policies and procedures will be submitted to the Board of Trustees for approval. Information regarding how each Predecessor Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, 2006 is available: (1) without charge, upon request by calling (800) 247-1014 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the investment advisory agreement with the Advisor.

As of January 15, 2008, the trustees and officers of the Trust, as a group, owned 75.27% of the Large Cap Fund, 34.27% of the Mid Cap Fund, and 1.87% of the Small Cap Fund.

As of January 15, 2008, the following persons are known to the Trust to be the beneficial owners of more than 5% of the outstanding shares of any Fund:

Large Cap Fund

Name and Address	Percentage of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	75.27%
National Financial Services 1 World Financial Center 200 Liberty Street New York, NY 10281	12.26%

Mid Cap Fund

Name and Address	Percentage of Ownership
National Financial Services 1 World Financial Center 200 Liberty Street New York, NY 10281	35.49%
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	34.27%
Profit Sharing Plan of Contrarian Services corp. Harborside Financial Center Plaza 10 Jersey City, NJ 07311	14.33%

Small Cap Fund

Name and Address	Class of Shares	Percentage of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	Retail	45.75%
National Financial Services 1 World Financial Center 200 Liberty Street New York, NY 10281	Retail	30.04%
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	Retail	14.90%
Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55416	Institutional	100.00%

ADDITIONAL INFORMATION CONCERNING PURCHASES AND REDEMPTIONS

In General. The Trust makes a continuous offering of each Fund’s shares, but retains the right to reject any offer to purchase its shares.

For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ prospectus. For a description of the methods used to determine the share price and value of Fund assets, see “Determination of Net Asset Value” in the Funds’ prospectus and “Net Asset Value” in this SAI.

Each Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would also be permitted to designate others to receive purchase and redemption orders on behalf of such Fund. A Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the applicable Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund.

Net Asset Value. The net asset value of the shares of each Fund is determined as of the close of trading on the New York Stock Exchange (the “NYSE”), which is normally 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the NYSE is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Advisor in good faith according to guidelines established by the Board of Trustees. The Trust’s fund accounting agent maintains a pricing review committee that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

A Fund’s net asset value per share is computed by adding the total value of the securities held by the Fund, plus any cash or other assets (including interest and dividends accrued but not yet received), subtracting all liabilities (included accrued expenses), and then dividing by the total number of shares of the particular class of such Fund outstanding at such time.

Anti-Money Laundering Policy. Customer identification and verification is part of the Funds’ overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees. John C. Swhear, a Vice President of the Trust, also serves as the Trust’s Anti-Money Laundering Compliance Officer.

Customer Identification Policy. When you open an account with a Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. Each Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of a Fund, or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority.

Frequent Purchases and Redemptions of Shares. The Funds are intended as long-term investment vehicles and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt a Fund’s performance and shareholders. Accordingly, it is the policy of the Trust not to enter into any arrangements to permit frequent purchases or redemptions of shares of any Funds. Each Fund charges a 1.00% early redemption fee on shares redeemed less than one year after they are purchased. This redemption fee applies to all shareholders and accounts. The Trust may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan. Any redemption fees are credited to the applicable Fund. This redemption fee is imposed to prevent short-term trading and to offset transaction and other costs associated with short-term trading.

Rule 18f-3 Plan. The Board of Trustees have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust. At the present time, such Rule 18f-3 Multiple Class Plan only applies to the Small Cap Fund. The key features of the Rule 18f-3 Plan are that shares of each class of the Small Cap Fund represent an equal pro rata interest in such Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class. Retail Class Shares bear an on-going 0.25% 12b-1 distribution fee. Institutional Class Shares are not subject to a 12b-1 distribution fee, and generally have a higher initial minimum investment than the Retail Class Shares. Institutional Class Shares are only available for purchase to high net worth individual investors and qualified institutions purchasing shares for their own account or for qualifying omnibus accounts.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. A Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The following table sets forth each Fund’s turnover rate for the periods indicated:

Fund	Fiscal Year Ended October 31, 2007	Fiscal Year Ended October 31, 2006
Large Cap Fund	24.65%	20.38%
Mid Cap Fund	101.11%	52.48%
Small Cap Fund	83.39%	77.43%

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Funds’ portfolio decisions and the placing of the Funds’ portfolio transactions. In effecting purchases and sales of securities for the account of each Fund, the Advisor will seek best execution of orders. In certain instances, the Advisor may be permitted to pay higher brokerage commissions for research services. Consistent with this policy, orders for transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Funds and the Advisor. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of the Advisor. When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place orders with firms that provide market, statistical and other research information to the Funds or the Advisor, although the Advisor is not authorized to pay higher commissions to firms that provide such services, except as described below.

The Advisor may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations there under. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by the Advisor in cash. Subject to Section 28(e), the Funds could pay a firm that provides research services commissions for effecting a securities transaction for the Funds in excess of the amount other firms would have charged for the transaction if the Advisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or the Advisor’s overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. Management fees received by the Advisor from each Fund are not reduced because these research services are received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Funds and to other accounts over which it exercises investment discretion.

The Advisor receives written research data from brokers relative to economic and individual security analysis. The Advisor also may enter into “soft dollar” arrangements with certain brokers whereby such brokers partially pay for the Advisor’s use of on-line data services such as Bloomberg and Factset for investment research. These payments will be made in exchange for the Advisor’s employing the broker to execute client transactions. The research products and services and on-line data services provided or paid for by brokers shall be used by the Advisor in servicing all of its clients’ accounts. In addition, assuming a broker provides the best price and best execution, the Advisor may direct Fund brokerage transactions to such broker in return for research provided by the broker and used by the Advisor in conducting its advisory business.

Prior to January 22, 2008, the Advisor also served as the investment adviser to each Predecessor Fund. For the fiscal period ended October 31, 2007, the Adviser directed the following brokerage transactions to brokers who provided research services to the Adviser:

Fund	Amount of Transactions	Brokerage Commissions Paid
Large Cap Fund	$11,865,462	$437.78
Mid Cap Fund	$4,949,162	$1,221
Small Cap Fund	$74,796,960	$12,822

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

To the extent the Funds and another of the Advisor’s clients seek to acquire the same security at about the same time, the Funds may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Funds may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Funds. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made by random client selection, or such other method as the Advisor deems fair and reasonable.

For the fiscal years or periods ended October 31, 2007, 2006 and 2005, the Predecessor Funds paid brokerage commissions (including markups on principal transactions) as follows:

Fund	2007	2006	2005
Large Cap Fund	$3,068	$2,231	$1,109
Mid Cap Fund	$3,649	$1,135	$1,671
Small Cap Fund	$103,251	$40,182	$16,056

STATUS AND TAXATION OF THE FUNDS

Each Fund was organized as a series of a statutory trust, and each intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that each Fund actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If a Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the applicable Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, each Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Funds may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If they do so, the Funds will have to include in their income each share of the original issue discount that accrues on the securities during the taxable year, even if the Funds receive no corresponding payment on the securities during the year. Because the Funds annually must distribute (a) 98% of their ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of their investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Funds may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. Those distributions would be made from each Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Funds might realize capital gains or losses from any such sales, which would increase or decrease the Funds’ investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses a Fund realizes in connection with the hedge. Each Fund’s income from options and futures in each case derived with respect to its business of investing in stock, or securities or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report a Fund’s distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of October 31, 2007, neither the Large Cap Fund nor the Mid Cap Fund had any unused capital loss carry forwards. As of October 31, 2007, the Small Cap Fund had the following capital loss carry forwards available to offset future capital gains through the indicated expiration dates:

Fund	Amount Expiring in 2013
Small Cap Fund	$836,223

The portion of the dividends a Fund pays (other than capital gains distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, a Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, Fund distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting a Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Funds’ investments. The custodian acts as the Funds’ depository, safe keeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington.

FUND SERVICES

Unified, 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Funds’ transfer agent. Some of the officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of each of the Custodian and Distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from each Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $1,250) for these transfer agency services.

In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from each Fund equal to an annual rate of 0.050% of the Fund’s average daily net assets up to $50 million, 0.040% of the Fund’s average daily net assets from $50 million to $100 million, 0.030% of the Fund’s average daily net assets from $100 million to $150 million, and 0.020% of the Fund’s average daily net assets over $150 million (subject to a minimum monthly fee of $1,667).

Unified also provides each Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from each Fund equal to an annual rate of 0.100% of the Fund’s average daily net assets under $50 million, 0.070% of the Fund’s average daily net assets from $50 million to $100 million, 0.050% of the Fund’s average daily net assets from $100 million to $150 million, and 0.030% of the Fund’s average daily net assets over $150 million (subject to a minimum monthly fee of $2,500).

Prior to January 22, 2008, the Predecessor Funds were series of Unified Series Trust, an affiliated party of Unified. For its administrative services, Unified received the following fees from each Predecessor Fund during the fiscal years or periods ended October 31, 2007, 2006 and 2005:

Fund	2007	2006	2005
Large Cap Fund	$30,333	$25,916	$19,392
Mid Cap Fund	$30,165	$26,084	$25,000
Small Cap Fund	$37,673	$25,917	$25,000

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent registered public accountants for the fiscal year ending October 31, 2008. Cohen Fund Audit Services, Ltd. performs an annual audit of each Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Funds. Certain officers of the Trust may also be officers or employees of the Distributor and therefore, the Trust may be deemed to be an affiliate of the Distributor. The Distributor, Unified, and the Custodian are controlled by Huntington Bancshares, Inc. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

For its services as the principal underwriter of each Fund’s shares, the Distributor receives a monthly fee, paid by the Advisor and not by the Funds or the Trust, at the rate of 0.01% of the average daily net assets of the Trust, subject to a monthly minimum fee. This monthly minimum fee is calculated at $300 times the number of Funds offered by the Trust. The Distributor is also reimbursed for certain out-of-pocket expenses which include but are not limited to: printing, postage and handling, shipping, record storage, legal expenses associated with negotiating customized agreements with selling group counterparties and regulatory filing fees and all other expenses incurred on behalf of the Trust. Additional fees not contemplated in this schedule will be negotiated on a per occurrence basis.

Prior to January 22, 2008, the Distributor also served as the principal underwriter to each Predecessor Fund. During the most recent fiscal year ended October 31, 2007, the Distributor received the following commissions and other compensation from each Predecessor Fund:

Name of Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(1)
Large Cap Fund	$0	$0	$0	$0
Mid Cap Fund	$0	$0	$0	$0
Small Cap Fund	$0	$0	$0	$0

(1)	The Distributor may receive Distribution (i.e., Rule 12b-1) fees from each Predecessor Fund in connection with their sale and servicing.

DISTRIBUTION PLAN

The Large Cap Fund, Mid Cap Fund and Retail Class Shares of the Small Cap Fund have each adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the trustees who are not interested persons of the Trust or the Funds, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on August 15, 2007 called for the purpose of, among other things, voting on such Plan.

The Plan provides that a Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating to 0.25% of the average daily net assets of such Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Each of the Large Cap Fund, Mid Cap Fund and Retail Class Shares of the Small Cap Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit its shareholders because an effective sales program typically is necessary in order for a Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of each Fund’s shares, for which each of the Large Cap Fund, Mid Cap Fund and Retail Class Shares of the Small Cap Fund pays the Advisor the 12b-1 fee described above. The Advisor currently is waiving the 12b-1 fee of 0.25% for each Fund. This waiver is voluntary and may be discontinued at any time.

Prior to January 22, 2008, the Predecessor Funds each had a Rule 12b-1 distribution plan in place that was identical to the current Plan. For the fiscal year ended October 31, 2007, the Advisor voluntarily waived payment from each Predecessor Fund of the 12b-1 fees in the following amounts:

Fund	2007
Large Cap Fund	$22,830
Mid Cap Fund	$5,702
Small Cap Fund	$83,513

PERFORMANCE

From time to time a Fund may advertise its total return and yield. “Total return” is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of purchase price.

The “yield” of a Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement (using the average number of shares entitled to receive dividends) by the maximum offering price per share on the last day of the period. The calculation includes among expenses of such Fund, for the purpose of determining net investment income, all recurring charges for the period stated. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. A Fund may also include its distribution rate in its advertisements. The distribution rate is the amount of distributions per share made over a 12-month period divided by the current net asset value.

Total return quotations used by the Funds are based on standardized methods of computing performance mandated by SEC rules. The “average annual total return (before taxes)” of a Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods or for the life of such Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment.

Prior to January 22, 2008, each Fund was a Predecessor Fund of Unified Series Trust. In connection with the reorganization, each Fund adopted the financial statements and performance information of its corresponding Predecessor Fund. The average annual total returns (after taxes on distributions) and average annual total returns (after taxes on distributions and redemptions) for each Fund (including its Predecessor Fund) for the one-year, five-years and ten-years periods (or the life of a Fund, if shorter), are set forth in the prospectus. The following are the average annual returns for each Fund (including its Predecessor Fund) – before taxes for the one year, five year and ten year periods (or the life of a Fund, if shorter), ended October 31, 2007:

Average Annual Returns for the Periods Ended October 31, 2007

Fund	1 Year	Since Inception
Large Cap Fund	9.81%	12.79% [1]
Mid Cap Fund	15.37%	15.89% [2]
Small Cap Fund [3]	12.16%	18.68% [2]

1.	The Large Cap Fund commenced operations November 4, 2003.
2.	The Small Cap Fund and Mid Cap Fund each commenced operations December 31, 2003.
3.	Represents the performance of the Retail Class Shares of the Small Cap Fund. Prior to August 22, 2007, the Small Cap Fund only offered one class of shares, which are the Retail Class Shares.

As the following formula indicates, the average annual total return (before taxes) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC formula:

P(1 + T)n = ERV

Where

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

“Average annual total return (after taxes on distributions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

“Average annual total return (after taxes on distributions and redemptions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or loses (e.g., short-term or long-term).

Comparisons and Advertisements.   To help investors better evaluate how an investment in the Funds might satisfy their investment objective, advertisements regarding the Funds may discuss yield or total return for the Funds as reported by various financial publications and/or compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

Lehman Treasury Index;

Salomon Bros. Corporate Bond Index;

U.S. Treasury Bills;

Consumer Price Index;

S&P 500® Composite Index;

S&P Mid Cap 400® Index;

Russell 2000® Value Index

Lehman Brothers Intermediate Government/Credit Index;

Dow Jones Industrial Average;

Morningstar Indices; and

Mutual Fund returns calculated by the CDA Technologies, Inc.

FINANCIAL STATEMENTS

The Annual Report to Shareholders with respect to the Predecessor Funds for the fiscal year ended October 31, 2007 has been filed with the SEC. The financial statements contained in such Annual Report are included in this SAI. No other parts of the Annual Report to Shareholders are included herein. The financial statements and financial highlights for the Predecessor Funds included in such Annual Report to Shareholders have been audited by the Funds’ (and the Predecessor Funds’) independent registered public accountants, Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), whose report thereon also appears in such Annual Report and is also included herein. The financial statements in such Annual Report have been included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

I.	PROXY VOTING POLICY AND PROCEDURES

A.	Policy.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When DVM has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

B.	Proxy Voting Procedures.

All proxies received by Dreman Value Management, LLC will be sent to the Chief Operating Officer, VP of Operations, or their designate. The person that receives the proxy will:

1.          Keep a record of each proxy received.

2.          Forward the proxy to both the Portfolio Manager and DVM’s Chief Investment Officer (the “CIO”).

3.          Determine which accounts managed by DVM holds the security to which the proxy relates.

4.          Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

5.          Absent material conflicts (see Section V), the Portfolio Manager and CIO will determine how DVM should vote the proxy. The Portfolio Manager and the CIO will send their decision on how Dreman Value Management, LLC will vote the proxy to the Chief Operating Officer or VP of Operations. The person receiving the instructions is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

6.          DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the Chief Operating Officer or VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

7.          Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

8.          DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

•	the name of the issuer of the portfolio security;
•	the exchange ticker symbol of the portfolio security[1];
•	the CUSIP number of the portfolio security[1];
•	the shareholder meeting date;
•	a brief description of the matter voted on;
•	whether the matter was put forward by the issuer or a shareholder;
•	whether the investment company Client voted;
•	how the investment company Client cast its vote; and
•	whether the investment company Client cast its vote for or against management.

C.	Voting Guidelines.

In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, DVM will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

1.          Whether the proposal was recommended by management and DVM’s opinion of management;

2.          Whether the proposal acts to entrench existing management; and

3.          Whether the proposal fairly compensates management for past and future performance.

DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

_________________________

1The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it’s not available through reasonably practicable means.

D.	Conflicts of Interest.

The Compliance Officer will identify any conflicts that exist between the interest of DVM and its Clients. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

If a material conflict exist, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

E.	Disclosure.

DVM will disclose in its Form ADV, Part II that Clients may contact the COO or CCO or Compliance Manager, or Compliance staff person, via e-mail or telephone at mappleton@dreman.com or 201-793-2005 in order to obtain information on how DVM voted such Client’s proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client’s proxy.

A concise summary of these Proxy Voting Policies and Procedures will be included in DVM’s Form ADV, Part II, and will be updated whenever these policies and procedures are updated. The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

F.	Record Keeping.

The Compliance Officer will maintain files relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM. Records of the following will be included in the files:

1.          Copies of these proxy voting policies and procedures and any amendments thereto.

2.          A copy of each proxy statement that DVM receives provided however that DVM may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available. DVM may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

3.          A record of each vote that DVM casts. DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

4.          A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes that decision.

5.          A copy of each written Client request for information on how DVM voted such Client’s proxies, and a copy of any written response to any (written and oral) Client request for information on how DVM voted its proxy.

6.          DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments
October 31, 2007

Common Stocks - 92.83%	Shares	Value

Aircraft Engines & Engine Parts - 1.71%
United Techologies Corp.	2,100	$ 160,839

Biological Products - 0.74%
Amgen, Inc. (a)	1,200	69,732

Converted Paper & Paperboard Products (No Containers/Boxes) - 2.95%
3M Co.	3,200	276,352

Crude Petroleum & Natural Gas - 13.49%
Anadarko Petroleum Corp.	4,900	289,198
Apache Corp.	3,200	332,192
Devon Energy Corp.	4,300	401,620
EnCana Corp.	1,100	76,670
Occidental Petroleum Corp.	2,400	165,720
		1,265,400

Electronic & Other Electrical Equipment (No Computer Equipment) - 2.19%
General Electric Co.	5,000	205,800

Federal & Federally - Sponsored Credit Agencies - 7.78%
Federal Home Loan Mortgage Corp. (Freddie Mac)	5,900	308,157
Federal National Mortgage Association (Fannie Mae)	7,400	422,096
		730,253

Finance Lessors - 0.86%
CIT Group, Inc.	2,300	81,052

Fire, Marine & Casualty Insurance - 1.48%
Chubb Corp.	2,600	138,710

Food and Kindred Products - 6.84%
Altria Group, Inc.	8,800	641,784

Hospital & Medical Service Plans - 5.98%
Aetna, Inc.	3,600	202,212
UnitedHealth Group, Inc.	7,300	358,795
		561,007

Industrial Inorganic Chemicals - 0.00%
Tronox, Inc. - Class B (b)	6	49

Insurance Agents, Brokers & Service - 1.24%
The Hartford Financial Services Group, Inc.	1,200	116,436

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 92.83% - continued	Shares	Value

National Commercial Banks - 8.03%
Bank of America Corp.	2,900	$ 140,012
KeyCorp	2,100	59,745
PNC Financial Services Group, Inc.	3,200	230,912
U.S. Bancorp	4,200	139,272
Wachovia Corp.	4,008	183,286
		753,227

Petroleum Refining - 11.22%
Chevron Corp.	3,800	347,738
ConocoPhillips	8,300	705,168
		1,052,906

Pharmaceutical Preparations - 7.63%
Eli Lilly & Co.	1,700	92,055
Pfizer, Inc.	12,500	307,625
Wyeth	6,500	316,095
		715,775

Retail - Department Stores - 0.96%
Macy's, Inc.	2,800	89,684

Retail - Lumber & Other Building Materials - 2.12%
Lowe's Companies, Inc.	7,400	198,986

Retail - Miscellaneous Shopping Goods Store - 2.96%
Borders Group, Inc.	3,600	55,512
Staples, Inc.	9,500	221,730
		277,242

Savings Institution, Federally Chartered - 4.83%
Sovereign Bancorp, Inc.	4,552	65,685
Washington Mutual, Inc.	13,900	387,532
		453,217

Search, Detection, Navigation, Guidance, Aeronautical System - 0.89%
Northrop Grumman Corp.	1,000	83,620

Services - Medical Laboratories - 0.28%
Quest Diagnostics, Inc.	499	26,537

Services - Miscellaneous Business Services - 0.07%
Tyco International Ltd.	148	6,093

Services - Prepackaged Software - 0.55%
Microsoft Corp.	1,400	51,534

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 92.83% - continued	Shares	Value

Surgical & Medical Instruments & Apparatus - 0.02%
Covidien, Ltd.	37	$ 1,539

Telephone Communications - 2.46%
Verizon Communications, Inc.	5,000	230,350

Tobacco Products - 5.54%
British American Tobacco plc (c)	1,200	92,016
Imperial Tobacco Group plc (c)	900	91,476
UST, Inc.	6,300	335,916
		519,408

Wholesale - Electronic Parts & Equipment - 0.01%
Tyco Electronics, Ltd.	31	1,106

TOTAL COMMON STOCKS (Cost $6,946,294)		8,708,638

Money Market Securities - 6.81%
Huntington Money Market Fund, 4.04% (d)	638,890	638,890

TOTAL MONEY MARKET SECURITIES (Cost $638,890)		638,890

TOTAL INVESTMENTS (Cost $7,585,184) - 99.64%		$ 9,347,528

Cash & other assets less liabilities - 0.36%		33,839

TOTAL NET ASSETS - 100.00%		$ 9,381,367

(a) Non-income producing.
(b) Shares received from spinoff of Kerr-McGee Corp.
(c) American Depositary Receipt.
(d) Variable rate security; the money market rate shown represents the rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Large Cap Value Fund
Schedule of Investments - continued
October 31, 2007

	Number of	Underlying Face
	Long	Amount at	Unrealized
Futures Contracts	Contracts	Market Value	Appreciation

S&P 500 E-Mini Futures Contracts December 2007 (a)	8	$ 621,960	$ 9,110

(a) Each S&P 500 E-Mini Future contract is equal to $50 times the S&P 500 Stock Index.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments
October 31, 2007

Common Stocks - 94.59%	Shares	Value

Canned Fruits, Vegetables, Preserves Jams & Jellies - 1.64%
The J.M. Smucker Co.	800	$ 42,744

Commercial Printing - 1.55%
R.R. Donnelley & Sons Co.	1,000	40,290

Computer Storage Devices - 2.19%
Seagate Technology	2,050	57,072

Crude Petroleum & Natural Gas - 4.36%
Chesapeake Energy Corp.	950	37,506
Cimarex Energy Co.	950	38,485
Newfield Exploration Co. (a)	700	37,688
		113,679

Dolls & Stuffed Toys - 1.52%
Mattel, Inc.	1,900	39,691

Drawing & Insulating of Nonferrous Wire - 2.21%
General Cable Corp. (a)	800	57,592

Electric & Other Services Combined - 3.42%
Ameren Corp	800	43,248
Integrys Energy Group, Inc.	850	45,738
		88,986

Electric Lighting & Wiring Equipment - 3.60%
Cooper Industries, Ltd. - Class A	900	47,151
Hubbell, Inc. - Class B	850	46,750
		93,901

Electric Services - 1.62%
Mirant Corp. (a)	19	805
PPL Corp.	800	41,360
		42,165

Finance Lessors - 1.29%
CIT Group, Inc.	950	33,478

Fire, Marine & Casualty Insurance - 6.11%
Arch Capital Group, Ltd. (a)	650	48,600
Cincinnati Financial Corp.	873	34,728
HCC Insurance Holdings, Inc.	1,100	32,879
Loews Corp. - Carolina Group	500	42,890
		159,097

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.59% - continued	Shares	Value

Gold and Silver Ores - 2.31%
Yamana Gold, Inc.	4,000	$ 60,080

Guided Missiles & Space Vehicles & Parts - 1.69%
Alliant Techsystems, Inc. (a)	400	44,156

Household Appliances - 0.91%
Whirlpool Corp.	300	23,754

Household Furniture - 1.45%
Leggett & Platt, Inc.	1,950	37,889

Industrial Organic Chemicals - 2.46%
Lyondell Chemical Co.	1,350	64,057

Laboratory Analytical Instruments - 1.63%
Beckman Coulter, Inc.	600	42,492

Life Insurance - 1.48%
Protective Life Corp.	900	38,583

Meat Packing Plants - 3.01%
Hormel Foods Corp.	1,050	38,304
Smithfield Foods, Inc. (a)	1,400	40,138
		78,442

Miscellaneous Fabricated Metal Products - 1.85%
Parker Hannifin Corp.	600	48,222

Miscellaneous Furniture & Fixtures - 3.20%
Hillenbrand Industries, Inc.	800	44,176
Kinetic Concepts, Inc. (a)	650	39,065
		83,241

Miscellaneous Industrial & Commercial Machinery & Equipment - 1.07%
Eaton Corp.	300	27,774

Miscellaneous Metal Ores - 1.69%
Cameco Corp.	900	44,145

Miscellaneous Publishing - 1.14%
Idearc, Inc.	1,100	29,678

Motors & Generators - 1.53%
AMETEK, Inc.	850	39,950

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.59% - continued	Shares	Value

Motor Vehicle Parts & Accessories - 1.82%
Autoliv, Inc.	750	$ 47,385

National Commercial Banks - 5.33%
Comerica, Inc.	800	37,344
Huntington Bancshares, Inc.	2,050	36,716
KeyCorp	1,000	28,450
Marshall & Ilsley Corp.	850	36,295
		138,805

Newspapers: Publishing or Publishing & Printing - 1.06%
Gannett Co., Inc.	650	27,567

Oil & Gas Field Services - 1.57%
Superior Energy Services, Inc. (a)	1,100	40,788

Ophthalmic Goods - 1.45%
The Cooper Companies, Inc.	900	37,800

Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.43%
PPG Industries, Inc.	500	37,370

Petroleum Refining - 2.92%
Hess Corp.	550	39,386
Sunoco, Inc.	500	36,800
		76,186

Pharmaceutical Preparations - 2.74%
Biovail Corp.	2,250	45,022
Mylan, Inc.	1,750	26,320
		71,342

Radio & Tv Broadcasting & Communications Equipment - 1.68%
L-3 Communcations Holdings, Inc.	400	43,856

Retail - Apparel & Accessory Stores - 1.62%
The Men's Wearhouse, Inc.	1,000	42,260

Retail - Building Materials, Hardware, Garden Supply - 1.59%
The Sherwin-Williams Co.	650	41,548

Retail - Family Clothing Stores - 1.50%
The TJX Companies, Inc.	1,350	39,056

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.59% - continued	Shares	Value

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.87%
DRS Technologies, Inc.	850	$ 48,824

Services - Electric - 1.90%
Edison International	850	49,376

Services - Miscellaneous Health & Allied Services - 1.33%
Lincare Holdings, Inc. (a)	1,000	34,770

Services - Prepackaged Software - 1.75%
Check Point Software Technologies, Ltd. (a)	1,800	45,468

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 1.45%
Church & Dwight Co., Inc.	800	37,848

Telephone Communications (No Radiotelephone) - 1.45%
Windstream Corp.	2,800	37,660

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 3.71%
Anixter International, Inc. (a)	400	28,740
Arrow Electronics, Inc. (a)	1,000	39,980
WESCO International, Inc. (a)	600	27,990
		96,710

Wholesale - Groceries & Related Products - 1.49%
SUPERVALU, Inc.	1,000	38,750

TOTAL COMMON STOCKS (Cost $2,312,443)		2,464,527

Real Estate Investment Trusts - 2.77%
Hospitality Properties Trust	850	33,660
Ventas, Inc.	900	38,601

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $70,905)		72,261

Escrow Rights - 0.00%
Southern Energy Escrow Rights (b)	15,000	0

TOTAL ESCROW RIGHTS (Cost $0)		0

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

	Shares	Value

Money Market Securities - 3.82%
Huntington Money Market Fund, 4.04% (c)	99,502	$ 99,502

TOTAL MONEY MARKET SECURITIES (Cost $99,502)		99,502

TOTAL INVESTMENTS (Cost $2,482,850) - 101.18%		$ 2,636,290

Liabilities less other assets - (1.18)%		(30,807)

TOTAL NET ASSETS - 100.00%		$ 2,605,483

(a) Non-income producing.

(b) Escrow rights issued in conjunction with bond reorganization. There is no market for the rights, therefore these are considered to be illiquid and are valued according to fair value procedures approved by the Trust.

(c) Variable rate security; the money market rate shown represents the rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments
October 31, 2007

Common Stocks - 94.15%	Shares	Value

Accident & Health Insurance - 1.13%
StanCorp Financial Group, Inc.	8,600	$ 474,118

Air Conditioning & Warm Air Heat Equipment & Commercial &
Industrial Refrigeration Equipment - 1.06%
Lennox International, Inc.	12,550	448,035

Air Courier Services - 0.82%
ABX Air, Inc. (a)	54,950	347,284

Canned, Fruits, Vegetables, Preserves, Jams & Jellies - 1.92%
Del Monte Foods Co.	37,750	390,335
The J.M. Smucker Co.	7,850	419,426
		809,761

Cigarettes - 1.35%
Vector Group, Ltd.	25,935	567,458

Computer Storage Devices - 1.06%
STEC, Inc. (a)	69,150	445,326

Crude Petroleum & Natural Gas - 5.64%
Delta Petroleum Corp. (a)	17,907	334,861
Parallel Petroleum Corp. (a)	30,200	618,194
Petrohawk Energy Corp. (a)	34,350	635,475
PetroQuest Energy, Inc. (a)	28,350	365,715
St. Mary Land & Exploration Co.	9,900	419,364
		2,373,609

Deep Sea Foreign Transportation of Freight - 0.89%
Hornbeck Offshore Services, Inc. (a)	9,554	373,561

Drawing & Insulating of Nonferrous Wire - 0.97%
General Cable Corp. (a)	5,650	406,744

Drilling Oil & Gas Wells - 2.87%
Atwood Oceanics, Inc. (a)	5,750	484,380
Hercules Offshore, Inc. (a)	14,700	397,488
Key Energy Services, Inc. (a)	23,800	326,774
		1,208,642

Electric Housewares & Fans - 0.73%
Helen of Troy, Ltd. (a)	17,050	306,900

Electric & Other Services Combined - 1.89%
ALLETE, Inc.	8,650	377,919
Integrys Energy Group, Inc.	7,800	419,718
		797,637

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.15% - continued	Shares	Value

Electric Services - 1.05%
IDACORP, Inc.	12,700	$ 443,103

Electrical Work - 0.89%
EMCOR Group, Inc. (a)	10,900	375,287

Electromedical & Electrotherapeutic - 0.70%
Syneron Medical, Ltd. (a)	16,200	296,298

Fire, Marine & Casualty Insurance - 5.91%
Argo Group International Holdings, Ltd. (a)	8,018	341,647
Endurance Specialty Holdings, Ltd.	12,450	488,164
Hanover Insurance Group, Inc.	9,050	416,934
Platinum Underwriters Holdings, Ltd.	13,150	473,400
Safety Insurance Group, Inc.	10,300	370,388
United Fire & Casualty Co.	12,500	400,500
		2,491,033

Gas & Other Services Combined - 0.98%
Vectren Corp.	14,700	412,188

General Building Contractors - Nonresidential Buildings - 0.68%
Perini Corp. (a)	5,000	286,750

General Building Contractors - Residential Buildings - 0.79%
Walter Industries, Inc.	10,900	333,976

Gold and Silver Ores - 2.48%
IAMGOLD Corp.	54,850	481,034
Pan American Silver Corp. (a)	17,000	563,210
		1,044,244

Grain Mill Products - 0.96%
Ralcorp Holdings, Inc. (a)	7,150	402,545

Hospital & Medical Service Plans - 1.00%
Healthspring, Inc. (a)	20,100	422,100

Industrial Instruments For Measurement, Display, and Control - 0.88%
MKS Instruments, Inc. (a)	18,400	369,472

Instruments For Measuring & Testing of Electricity & Electrical Signals - 0.48%
Tektronix, Inc.	5,300	200,605

Life Insurance - 0.97%
IPC Holdings, Ltd.	13,700	409,767

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.15% - continued	Shares	Value

Machine Tools, Metal Cutting Types - 1.31%
Kennametal, Inc.	6,050	$ 551,820

Manifold Business Forms - 0.79%
Ennis, Inc.	16,300	333,172

Miscellaneous Business Credit Institution - 0.74%
Financial Federal Corp.	11,550	312,081

Miscellaneous Chemical Products - 0.91%
Hercules, Inc.	20,300	381,843

Miscellaneous Fabricated Metal Products - 2.12%
Barnes Group, Inc.	15,150	556,459
Mueller Water Products, Inc. - Class A	28,700	337,225
		893,684

Miscellaneous Industrial & Commercial Machinery & Equipment - 1.24%
Curtiss-Wright Corp.	9,300	523,497

Motors & Generators - 1.10%
Regal-Beloit Corp.	9,450	463,428

National Commercial Banks - 2.53%
Citizens Republic Bancorp, Inc.	18,300	278,526
City Holding Co.	10,600	400,786
FirstMerit Corp.	18,300	387,960
		1,067,272

Office Furniture (No Wood) - 0.91%
HNI Corp.	8,850	383,736

Oil & Gas Field Services - 0.94%
Superior Energy Services, Inc. (a)	10,650	394,902

Ophthalmic Goods - 0.89%
The Cooper Companies, Inc.	8,950	375,900

Ordnance & Accessories (No Vehicles/Guided Missiles) - 1.00%
Blount International, Inc. (a)	34,600	423,158

Petroleum Refining - 0.93%
Alon USA Energy, Inc.	10,600	389,762

Plastics Products - 0.99%
Myers Industries, Inc.	19,650	416,384

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.15% - continued	Shares	Value

Poultry Slaughtering and Processing - 1.86%
Pilgrim's Pride Corp.	12,000	$ 356,400
Sanderson Farms, Inc.	12,300	428,040
		784,440

Prefabricated Metal Buildings & Components - 0.80%
NCI Building Systems, Inc. (a)	8,650	338,907

Primary Production of Aluminum - 1.19%
Century Aluminum Co. (a)	8,600	500,434

Printed Circuit Boards - 0.92%
Park Electrochemical Corp.	12,317	385,768

Radio & TV Broadcasting & Communications Equipment - 1.97%
Arris Group, Inc. (a)	24,650	283,475
CommScope, Inc. (a)	11,600	547,172
		830,647

Retail - Apparel & Accessory Stores - 2.01%
Hanesbrands, Inc. (a)	15,300	474,912
The Men's Wearhouse, Inc.	8,850	374,001
		848,913

Retail - Auto Dealers & Gasoline Stations - 1.05%
Penske Automotive Group, Inc.	19,850	442,258

Retail - Eating Places - 0.50%
Ruby Tuesday, Inc.	13,292	212,273

Retail - Grocery Stores - 2.25%
Ruddick Corp.	14,400	489,600
Weis Markets, Inc.	10,450	458,650
		948,250

Rolling Drawing & Extruding of Nonferrous Metals - 0.94%
RTI International Metals, Inc. (a)	5,050	394,809

Savings Institution, Federally Chartered - 0.93%
MB Financial, Inc.	11,800	393,412

Savings Institution, Not Federally Chartered - 0.70%
Sterling Financial Corp.	13,150	295,875

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.07%
DRS Technologies, Inc.	7,850	450,904

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.15% - continued	Shares	Value

Secondary Smelting & Refining of Nonferrous Metals - 0.69%
OM Group, Inc. (a)	5,500	$ 291,390

Security Brokers, Dealers & Flotation Companies - 1.57%
Waddell & Reed Financial, Inc. - Class A	19,900	661,078

Services - Computer Integrated Systems - 0.97%
Jack Henry & Associates, Inc.	14,000	409,080

Services - Equipment Rental & Leasing - 0.78%
Aaron Rents, Inc.	15,500	328,290

Services - General Medical & Surgical Hospitals - 0.84%
LifePoint Hospitals, Inc. (a)	11,545	352,353

Services - Help Supply Services - 0.67%
Kelly Services, Inc. - Class A	13,350	280,751

Services - Home Health Care Services - 2.17%
Amedisys, Inc. (a)	12,800	543,360
Apria Healthcare Group, Inc. (a)	15,400	372,218
		915,578

Services - Offices & Clinics of Doctors of Medicine - 1.10%
AmSurg Corp. (a)	17,500	462,875

Services - Personal Services - 0.83%
Regis Corp.	10,400	349,440

Services - Prepackaged Software - 1.24%
Sybase, Inc. (a)	18,300	523,380

Short-Term Business Credit Institutions - 1.01%
ASTA Funding, Inc.	12,000	426,480

State Commercial Banks - 2.87%
Boston Private Financial Holdings, Inc.	14,700	422,772
Columbia Banking System, Inc.	12,700	394,589
UCBH Holdings, Inc.	22,850	390,050
		1,207,411

Telephone Communications (No Radiotelephone) - 2.09%
Alaska Communications Systems Group, Inc.	27,950	454,747
Iowa Telecommunications Services, Inc.	21,600	425,952
		880,699

Transportation Services - 0.90%
GATX Corp.	9,250	378,973

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 94.15% - continued	Shares	Value

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 1.27%
Axcan Pharma, Inc. (a)	26,250	$ 536,287

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 1.18%
Anixter International, Inc. (a)	6,900	495,765

Wholesale - Farm Product Raw Materials - 0.94%
Universal Corp.	8,100	394,794

Wholesale - Groceries & Related Products - 1.13%
Nash Finch Co.	12,750	477,487

Wholesale - Metals & Minerals (No Petroleum) - 1.21%
Uranium Resources, Inc. (a)	41,004	510,500

TOTAL COMMON STOCKS (Cost $38,225,829)		39,666,583

Real Estate Investment Trusts - 1.39%
American Financial Realty Trust	39,150	263,871
Ashford Hospitality Trust	32,500	319,800

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $831,138)		583,671

Money Market Securities - 5.25%
Huntington Money Market Fund, 4.04% (b)	2,210,620	2,210,620

TOTAL MONEY MARKET SECURITIES (Cost $2,210,620)		2,210,620

TOTAL INVESTMENTS (Cost $41,267,587) - 100.79%		$ 42,460,874

Liabilities less other assets - (0.79)%		(330,966)

TOTAL NET ASSETS - 100.00%		$ 42,129,908

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Assets and Liabilities
October 31, 2007

	Dreman	Dreman	Dreman
	Contrarian	Contrarian	Contrarian
	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Assets:
Investments in securities
At cost	$ 7,585,184	$ 2,482,850	$ 41,267,587
At value	$ 9,347,528	$ 2,636,290	$ 42,460,874

Cash held at broker	25,200	-	-
Receivable for net variation margin on futures contracts	7,560	-	-
Receivable for investments sold	-	56,154	208,520
Receivable for fund shares sold	-	-	39,978
Interest receivable	2,524	517	6,103
Dividends receivable	18,506	925	22,639
Receivable from advisor (a)	6,313	18,656	-
Prepaid expenses	11,338	1,543	6,341
Total assets	9,418,969	2,714,085	42,744,455

Liabilities:
Payable for investments purchased	-	71,427	227,404
Payable for fund shares purchased	-	-	263,231
Payable to administrator, fund accountant and transfer agent	17,141	16,982	24,875
Accrued trustee & officer expenses	1,783	1,783	2,052
Payable to advisor (a)	-	-	73,531
Accrued expenses	18,678	18,410	23,454
Total liabilities	37,602	108,602	614,547

Net Assets:	$ 9,381,367	$ 2,605,483	$ 42,129,908

Net Assets consist of:
Paid in capital	$ 7,104,620	$ 2,154,345	$ 38,815,468
Accumulated undistributed net investment income	130,275	7,736	22,216
Accumulated undistributed net realized gain on investments	375,018	289,962	2,098,937
Net unrealized appreciation on investments	1,762,344	153,440	1,193,287
Net unrealized appreciation on futures contracts	9,110	-	-

Net Assets:	$ 9,381,367	$ 2,605,483	$ 42,129,908

Class R:

Net Assets	9,381,367	2,605,483	41,374,101

Shares outstanding (unlimited number of shares authorized)	654,296	185,739	2,197,012

Net asset value and offering price per share	$ 14.34	$ 14.03	$ 18.83

Redemption Price per share (NAV * 0.99) (b)	$ 14.20	$ 13.89	$ 18.64

Class I: (c)

Net Assets	N/A	N/A	755,807

Shares outstanding (unlimited number of shares authorized)	N/A	N/A	40,085

Net asset value and offering price per share	N/A	N/A	$ 18.86

(a) See Note 3 in the Notes to the Financial Statements.
(b) A redemption fee of 1.00% is charged on shares held less than one year.
(c) See Note 1 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Operations
For the fiscal year ended October 31, 2007
	Dreman	Dreman	Dreman
	Contrarian	Contrarian	Contrarian
	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Investment Income
Dividend income (Net of withholding tax of $619, $140, and $0, respectively)	$ 226,129	$ 37,951	$ 443,615
Interest income	35,065	4,465	118,092
Total Income	261,194	42,416	561,707

Expenses
Investment advisor fee (a)	68,475	19,367	316,022
12b-1 expense (For Small Cap, Class R)	22,830	5,702	83,513
Administration expenses	30,333	30,165	37,673
Fund accounting expenses	19,998	19,998	21,909
Registration expenses	15,476	1,785	17,267
Transfer agent expenses	19,033	17,978	28,070
Legal expenses	15,301	15,312	21,097
Auditing expenses	11,450	11,450	12,420
Trustee expenses	4,429	4,379	4,845
CCO expenses	5,294	5,324	5,176
Pricing expenses	5,079	6,443	7,172
Custodian expenses	4,694	5,893	19,544
Insurance expenses	1,096	928	1,871
24f-2 expense	-	-	470
Miscellaneous expenses	755	594	910
Printing expenses	1,498	1,177	13,094
Total Expenses	225,741	146,495	591,053
Expenses waived and reimbursed by advisor (a)	(84,274)	(108,890)	(6,070)
12b-1 fees waived by advisor (a)	(22,830)	(5,702)	(83,513)
Net operating expenses	118,637	31,903	501,470
Net Investment Income	142,557	10,513	60,237

Realized & Unrealized Gain (Loss) on Investments
Net realized gain on investment securities	339,984	291,416	2,579,088
Net realized gain on futures contracts	64,574	-	-
Change in unrealized appreciation (depreciation) on
investment securities	307,858	(10,217)	207,923
Change in unrealized appreciation (depreciation) on
futures contracts	(15,495)	-	-
Net realized and unrealized gain on investment securities	696,921	281,199	2,787,011
Net increase in net assets resulting from operations	$ 839,478	$ 291,712	$ 2,847,248

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman
	Contrarian
	Large Cap
	Value Fund

	Year ended	Year ended
Increase (Decrease) in Net Assets due to:	October 31, 2007	October 31, 2006
Operations:
Net investment income	$ 142,557	$ 102,385
Net realized gain on investment securities and futures	404,558	409,244
Change in unrealized appreciation (depreciation) on
investment securities and futures contracts	292,363	631,940
Net increase in net assets resulting from operations	839,478	1,143,569
Distributions:
From net investment income	(109,340)	(84,987)
From net realized gain	(438,790)	(162,877)
Total distributions	(548,130)	(247,864)
Capital Share Transactions:
Proceeds from shares sold	1,338,714	1,282,756
Reinvestment of distributions	548,130	247,864
Amount paid for shares repurchased	(1,299,116)	(150,604)
Net increase in net assets resulting
from share transactions	587,728	1,380,016
Total Increase in Net Assets	879,076	2,275,721

Net Assets:
Beginning of year	8,502,291	6,226,570

End of year	$ 9,381,367	$ 8,502,291

Accumulated undistributed net
investment income included
in net assets at end of period	$ 130,275	$ 97,058

Capital Share Transactions:
Shares sold	95,243	98,852
Shares issued in reinvestment of distributions	40,068	20,021
Shares repurchased	(92,784)	(11,092)

Net increase from capital share transactions	42,527	107,781

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman
	Contrarian
	Mid Cap
	Value Fund

	Year ended	Year ended
Increase (Decrease) in Net Assets due to:	October 31, 2007	October 31, 2006
Operations:
Net investment income	$ 10,513	$ 7,696
Net realized gain on investment securities	291,416	105,679
Change in unrealized appreciation (depreciation)	(10,217)	109,429
Net increase in net assets resulting from operations	291,712	222,804
Distributions:
From net investment income	(7,960)	(3,056)
From net realized gain	(106,734)	(156,770)
Total distributions	(114,694)	(159,826)
Capital Share Transactions:
Proceeds from shares sold	1,179,574	412,199
Reinvestment of distributions	101,290	159,826
Amount paid for shares repurchased	(584,293)	(21,000)
Net increase in net assets resulting
from share transactions	696,571	551,025
Total Increase in Net Assets	873,589	614,003

Net Assets:
Beginning of year	1,731,894	1,117,891

End of year	$ 2,605,483	$ 1,731,894

Accumulated undistributed net
investment income included
in net assets at end of period	$ 7,736	$ 5,183

Capital Share Transactions:
Shares sold	86,796	32,966
Shares issued in reinvestment of distributions	7,969	13,910
Shares repurchased	(42,507)	(1,679)

Net increase from capital share transactions	52,258	45,197

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman
	Contrarian
	Small Cap
	Value Fund

	Year ended	Year ended
Increase (Decrease) in Net Assets due to:	October 31, 2007	October 31, 2006
Operations:
Net investment income	$ 60,237	$ 16,522
Net realized gain on investment securities	2,579,088	528,416
Change in unrealized appreciation (depreciation)	207,923	877,884
Net increase in net assets resulting from operations	2,847,248	1,422,822
Distributions:
From net investment income, Class R	(44,426)	(14,615)
Total distributions	(44,426)	(14,615)
Capital Share Transactions - Class R:
Proceeds from shares sold	35,907,827	11,690,044
Reinvestment of distributions	43,595	14,468
Amount paid for shares repurchased	(11,675,065)	(2,194,466)
Net increase in net assets resulting
from share transactions	24,276,357	9,510,046
Capital Share Transactions - Class I: (a)
Proceeds from shares sold	798,378	-
Amount paid for shares repurchased	(31,890)	-
Net increase in net assets resulting
from share transactions	766,488	-

Total Increase in Net Assets	27,845,667	10,918,253

Net Assets:
Beginning of year	14,284,241	3,365,988

End of year	$ 42,129,908	$ 14,284,241

Accumulated undistributed net
investment income included
in net assets at end of period	$ 22,216	$ 6,404

Capital Share Transactions - Class R:
Shares sold	1,984,653	730,577
Shares issued in reinvestment of distributions	2,439	1,057
Shares repurchased	(638,708)	(142,364)

Net increase from capital share transactions	1,348,384	589,270

Capital Share Transactions - Class I: (a)
Shares sold	41,831	-
Shares repurchased	(1,746)	-

Net increase from capital share transactions	40,085	-

(a) See Note 1 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2007

NOTE 1.	ORGANIZATION

Dreman Contrarian Large Cap Value Fund (“Large Cap Value Fund”), Dreman Contrarian Mid Cap Value Fund (“Mid Cap Value Fund”), and Dreman Contrarian Small Cap Value Fund (“Small Cap Value Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of each separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Large Cap Value Fund is total return. The investment objective of each of the Mid Cap Value Fund and Small Cap Value Fund is long-term capital appreciation. The investment adviser to each Fund is Dreman Value Management, LLC (the “Advisor”). The Large Cap Value Fund commenced operations on November 4, 2003. The Mid Cap Value Fund and the Small Cap Value Fund each commenced operations on December 31, 2003.

Effective August 22, 2007, the Small Cap Value Fund began offering a new class of shares (the Institutional Class or “Class I” shares) in addition to its existing class of shares (the Retail Class or “Class R” shares). The Small Cap Value Fund issues Class R and Class I shares which represent an interest in the same portfolio of securities. The Class R shares and the Class I shares are identical in all material respects, except that the Class I shares have a higher investment minimum, are not subject to the fee paid pursuant to the 12b-1 distribution plan, and do not charge a redemption fee.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances where the futures a Fund invests in do not have market quotations readily available. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Federal Income Taxes – The Funds make no provision for federal income tax. Each Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its taxable income. If the required amount of net investment income is not distributed, a Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.

Futures Contracts - The Funds may enter into futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of the contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

Accounting for Uncertainty in Income Taxes – In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007 the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor to the Funds is Dreman Value Management, LLC. Under the terms of the management agreement between the Trust and the Advisor (collectively, the “Agreements”) for each Fund, the Advisor manages the Fund’s investments. As compensation for its management services, a Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. For the fiscal year ended October 31, 2007, the Advisor earned fees, before the waiver described below, of $68,475, $19,367, and $316,022 for the Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively. The Advisor has contractually agreed to waive its fee and reimburse each Fund’s expenses so that its total annual operating expenses, except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of other mutual funds in which the Funds may invest) do not exceed 1.30%, 1.40% and 1.50% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund – Class R, respectively, through October 31, 2008. The Advisor has contractually agreed to waive its fee and reimburse the Small Cap Value Fund’s – Class I expenses so that its total annual operating expenses, except brokerage fees and commissions, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of other mutual funds in which the Fund may invest) do not exceed 1.25% through February 28, 2009. Excluding the voluntary waiver by the Advisor of each Fund’s 12b-1 expenses described below, for the fiscal year ended October 31, 2007 the Advisor waived management fees and reimbursed expenses of $84,274, $108,890, and $6,070 for the Large Cap Value Fund, the Mid Cap Value Fund, and the Small Cap Value Fund, respectively. As of October 31, 2007, the Advisor owed $6,313, and $18,656 to the Large Cap Value Fund and Mid Cap Value Fund, respectively. As of October 31, 2007, the Advisor was owed $73,531 by the Small Cap Value Fund.

The Advisor is entitled to recoup from each Fund amounts waived for a period up to three years from the date such amounts were waived, provided the applicable Fund’s expenses, including such amounts, do not exceed the stated expense limitations. At October 31, 2007, the amounts subject to recoupment are as follows:

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage each Fund’s business affairs and to provide each Fund with administrative services, including all regulatory, reporting and necessary office equipment and personnel. For the fiscal year ended October 31, 2007, Unified received fees of $30,333, $30,165, and $37,673 for administrative services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. As of October 31, 2007, Unified was owed $7,500, $7,500 and $11,267 by the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively, for administrative services.

The Trust retains Unified to act as each Fund’s transfer agent and to provide each Fund with fund accounting services. For the fiscal year ended October 31, 2007, Unified received transfer agent fees of $15,012, $15,012 and $19,249 for the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively and $4,020, $2,965 and $8,821 reimbursement of out-of-pocket expenses from the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Fund, respectively. As of October 31, 2007, Unified was owed $3,743, $3,734 and $5,590 by the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively, for transfer agent services and $900, $750 and $1,447 from the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively for reimbursement of out-of-pocket expenses. For the fiscal year ended October 31, 2007, Unified received fees of $19,998, $19,998 and $21,909 for fund accounting services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. As of October 31, 2007, Unified was owed $4,998, $4,998 and $6,571 by the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively, for fund accounting services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). For the fiscal year ended October 31, 2007, the Custodian earned fees of $4,694, $5,893, and $19,544 for the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively. As of October 31, 2007, the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund owed $693, $317, and $2,002, respectively, to the Custodian for custody services.

The Funds retain Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Fund’s shares. There were no payments made by the Funds to the Distributor during the fiscal year ended October 31, 2007. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

Each Fund has adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each Fund’s Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating up to 0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. Each Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Trust and the Advisor have entered into a Distribution Coordination Agreement

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

pursuant to which the Advisor agrees to coordinate the distribution of each Fund’s shares, for which each Fund pays the Advisor the 12b-1 fee described above. For the fiscal year ended October 31, 2007, the Advisor was entitled to fees of $22,830, $5,702, and $83,513 for services provided to the Large Cap Value Fund, Mid Cap Value Fund, and the Small Cap Value Fund – Class R, respectively, all of which the Advisor voluntarily waived. This voluntary waiver by the Advisor of the 12b-1 fees to which it is otherwise entitled may be discontinued by the Advisor at any time.

NOTE 4.	INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of October 31, 2007, the net unrealized appreciation of investments for tax purposes was as follows:

At October 31, 2007, the aggregate cost of securities for federal income tax purposes was $7,585,152, $2,484,842, and $41,267,595 for the Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2007, the following owned more than 25% of the Funds:

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 6.	RELATED PARTY TRANSACTIONS - continued

David N. Dreman owned 72.58% and 33.79% of the Large Cap Value Fund and the Mid Cap Value Fund, respectively. National Financial Services, Co., for the benefit of others, owned 31.39% and 34.54% of the Mid Cap Value Fund and the Small Cap Value Fund Class R shares, respectively. Charles Schwab & Co., for the benefit of others, owned 33.81% of the Small Cap Value Fund Class R shares. Minnesota Life Insurance Company, for the benefit of others, owned 100.00% of the Small Cap Value Fund Class I shares.

David N. Dreman is President of the Advisor. David N. Dreman, Contrarian Services Corp. and the Dreman Capital Management Profit Sharing Plan are all related parties to the Advisor. As a result of the beneficial ownership described above, David N. Dreman may be deemed to control the Large Cap Value Fund and the Mid Cap Value Fund. National Financial Services Co. may be deemed to control the Mid Cap Value Fund and Small Cap Value Fund Class R shares. Charles Schwab may be deemed to control the Small Cap Value Fund Class R shares and Minnesota Life Insurance Company may be deemed to control the Small Cap Value Fund Class I shares.

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS

Large Cap Value Fund. On December 27, 2006 the Large Cap Value Fund paid an income distribution of $0.1757 per share, a long-term capital gain distribution of $0.5967 per share and a short-term capital gain distribution of $0.1084 per share to shareholders of record on December 26, 2006.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and 2006 was as follows:

On December 18, 2007 the Large Cap Value Fund paid an income distribution of $0.2294 per share, a short-term capital gain of $0.0969 per share and a long-term capital gain of $0.5749 per share to shareholders of record on December 17, 2007.

Mid Cap Value Fund. On December 27, 2006 the Mid Cap Value Fund paid an income distribution of $0.0587 per share, a long-term capital gain distribution of $0.4157 per share and a short-term capital gain distribution of $0.3714 per share to shareholders of record on December 26, 2006.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and 2006 was as follows:

On December 18, 2007 the Mid Cap Value Fund paid an income distribution of $0.0821 per share, a short-term capital gain of $0.6068 per share and a long-term capital gain of $0.9502 per share to shareholders of record on December 17, 2007.

Dreman Contrarian Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS - continued

Small Cap Value Fund. On December 27, 2006 the Small Cap Value Fund paid an income distribution of $0.0447 per share to shareholders of record on December 26, 2006.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and 2006 was as follows:

On December 18, 2007 the Small Cap Value Fund paid an income distribution of $0.0268 per share to shareholders of record on December 17, 2007.

As of October 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales for the Mid Cap Value Fund. The difference between book basis and tax basis capital loss carryforwards for the Small Cap Value Fund is attributable to the loss carryforwards available to the Corbin Fund prior to the acquisition and the tax deferral of losses on wash sales.

NOTE 8.	CAPITAL LOSS CARRYFORWARD

At October 31, 2007, the Small Cap Value Fund had available for federal tax purposes an unused capital loss carryforward of $836,223 expiring in 2013, which is available for offset against future taxable net capital gains.

To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

To the Shareholders and

Board of Trustees

Dreman Contrarian Funds

(Unified Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dreman Contrarian Funds (the “Funds”), comprising Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund and Dreman Contrarian Small Cap Value Fund, each a series of the Unified Series Trust, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods ended October 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Dreman Contrarian Funds, as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

December 28, 2007

DREMAN CONTRARIAN FUNDS

Dreman Contrarian Small Cap Value Fund – Institutional Class

PROSPECTUS

January 23, 2008

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

This prospectus describes the Institutional Class of Shares offered by the Dreman Contrarian Small Cap Value Fund. The Dreman Contrarian Small Cap Value Fund also offers another share class with a different fee structure which affects performance.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

DREMAN CONTRARIAN SMALL CAP VALUE FUND

Risk/Return Summary

Investment Objective

The investment objective of the Dreman Contrarian Small Cap Value Fund (the “Small Cap Fund”) is long-term capital appreciation.

Principal Strategies

The Small Cap Fund invests primarily in common stocks of small capitalization companies that have intrinsic value in the opinion of the Fund’s investment adviser, Dreman Value Management, LLC (the “Advisor”). The Small Cap Fund will invest primarily in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of September 30, 2007, the market capitalizations of companies included in the Russell 2000® Value Index ranged from $72 million to $5.2 billion. The Advisor seeks to find overlooked companies with low price-to-earnings (P/E) ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the Small Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of small capitalization companies. This investment policy may not be changed without at least 60 days’ notice to Small Cap Fund shareholders. The Small Cap Fund may invest up to 20% of its assets in foreign securities, including American Depository Receipts (ADRs). Small capitalization companies in which the Small Cap Fund may invest include closed-end funds that invest primarily in small capitalization companies. The Small Cap Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Small Cap Fund may purchase S&P 500 Index futures on a temporary basis in lieu of investing in equity securities. The Small Cap Fund also may purchase or sell (write) options on index futures. The Small Cap Fund intends to remain substantially invested in equity securities. However, the Small Cap Fund may invest in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

In considering whether to purchase a particular security, the Advisor considers a number of factors. Securities having a low P/E ratio are used to initially screen securities and establish the potential universe of securities from which the Advisor will select investments. The Advisor will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month P/E ratio, price to book ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Advisor depending on market conditions and the security being evaluated for purchase.

Principal Risks of Investing in the Small Cap Fund:

•

Value Risk. The Small Cap Fund seeks to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Small Cap Fund’s overall performance may suffer.

•	Small Cap Risk. To the extent the Small Cap Fund invests in smaller capitalization companies, the Small Cap Fund will be subject to additional risks. These include:

•   The earnings and prospects of smaller companies are more volatile than larger companies.

•   Smaller companies may experience higher failure rates than do larger companies.

•   The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

•   Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Small Cap Fund’s investments in a foreign country.

•

Derivatives Risk. Options and futures in the Small Cap Fund’s portfolio involve higher risk and may subject the Small Cap Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Small Cap Fund.

•

Sector Risk. To the extent that the Small Cap Fund focuses in one or more sectors, factors affecting those sectors could affect Small Cap Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

•

Closed-End Fund Risk. When the Small Cap Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying closed-end funds. Therefore, the Small Cap Fund will incur higher expenses, many of which may be duplicative. In addition, the Small Cap Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Small Cap Fund has no control over the risks taken by the underlying funds in which it invests. In addition, closed-end funds pose additional risks. The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect the Small Cap Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed end fund’s net asset value. This means that a closed end fund’s shares may trade at a discount to (or below) its net asset value.

•	The Small Cap Fund is not a complete investment program. As with any mutual fund investment, the Small Cap Fund’s returns will vary and you could lose money.

Is the Small Cap Fund right for you?

The Small Cap Fund may be a suitable investment for:

•	long-term investors seeking a fund with a long-term capital appreciation investment strategy
•	investors willing to accept greater price fluctuations associated with investments in smaller companies
•	investors who can tolerate the greater risks associated with small company stock

How has the Small Cap Fund performed in the past?

The bar chart and table show how the Small Cap Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Small Cap Fund. The Small Cap Fund currently offers two classes of shares: the Retail Class and the Institutional Class. Retail Class Shares are offered by a separate prospectus. The Small Cap Fund began operations on December 31, 2003 as a separate series (the “Predecessor Small Cap Fund”) of the Unified Series Trust. The Institutional Class Shares of the Predecessor Small Cap Fund were first offered on August 22, 2007. On January 22, 2008, the Predecessor Small Cap Fund was reorganized as a new series of the Dreman Contrarian Funds. The performance shown below is for the Retail Class Shares of the Predecessor Small Cap Fund. However, the Institutional Class would have had similar returns because both classes are invested in the same portfolio of securities, and the annual returns of the two classes will differ only to the extent that the classes have different expenses. The bar chart shows how the performance of the Retail Class Shares of the Predecessor Small Cap Fund has varied from year to year. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. The table compares the average annual total returns of the Retail Class Shares of the Predecessor Small Cap Fund for the periods ended December 31, 2007 to the Russell 2000® Value Index. Keep in mind that the past performance (before and after taxes) may not indicate how well the Small Cap Fund will perform in the future.

Year-by-Year Annual Total Return

of

Small Cap Fund – Retail Class

(for the periods ended December 31st)

During the period shown in the bar chart above, the highest return for a quarter was 18.42% (quarter ending March 31, 2006) and the lowest return for a quarter was -4.04% (quarter ending September 30, 2007).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)

Small Cap Fund – Retail Class	1 Year	Since Inception on December 31, 2003
Return Before Taxes	0.94%	16.42%
Return After Taxes on Distributions [1]	0.89%	16.15%
Return After Taxes on Distributions and Sale of Portfolio Shares [1]	-0.40%	14.20%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes) [2]	-9.78%	9.27%

1

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2

The Russell 2000® Value Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000® Value Index is representative of a broader market and range of securities than is found in the Small Cap Fund’s portfolio.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold the Institutional Class of the Fund.

Shareholder Fees (fees paid directly from your investment)

Small Cap Fund – Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee [1]	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Small Cap Fund – Institutional Class
Management Fees	0.95%
Distribution (12b-1) Fees	None
Other Expenses [2]	0.78%
Acquired Fund Fees and Expenses [3,4]	0.05%
Total Annual Fund Operating Expenses (Before Waivers)	1.78%
Fee Waiver [5]	(0.48)%
Net Expenses [6]	1.30%
1.	A $15 wire transfer fee is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
2.	Estimated for the new Institutional Class for the current fiscal year.
3.

The Small Cap Fund began operations as a separate portfolio (the “Predecessor Fund”) of Unified Series Trust. On August 22, 2007, the Predecessor Fund began offering Institutional Class Shares. On January 22, 2008, the Predecessor Fund was reorganized as a new portfolio of Dreman Contrarian Funds. Accordingly, for this fee table, “Acquired Fund Fees and Expenses” are based upon amounts incurred by the Predecessor Fund.

4.

“Net Expenses” in this fee table will not correlate to the ratio of expenses to average net assets in the Small Cap Fund’s financial statements (or the Financial Highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect fees and expenses of investing in underlying mutual funds acquired by the Fund (“Acquired Funds”). Excluding the Acquired Fund Fees and Expenses, Net Expenses for the Institutional Class Shares of the Small Cap Fund are 1.25%.

5.

The Advisor has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary to maintain the operating expenses at 1.25% of the average daily net assets of the Institutional Class Shares of the Small Cap Fund. Net Expenses of the Institutional Class Shares of the Small Cap Fund will be higher than these amounts because, as described in more detail in foot note No. 6, below, Net Expenses include the Acquired Fund Fees and Expenses. The Advisor’s contractual agreement to waive its management fee and/or reimburse certain operating expenses runs through October 31, 2009. Some of the Small Cap Fund’s operating expenses, such as brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Acquired Fund Fees and Expenses) are not subject to reimbursement under this agreement. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Small Cap Fund within the three fiscal years following the fiscal year in which that particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation set forth above.

6.

Net Expenses of the Fund are calculated as 1.30% of the average daily net assets of the Institutional Class based on the Advisor’s agreement to cap certain operating expenses with respect to the Institutional Class at 1.25% and the Acquired Fund Fees and Expenses of 0.05%.

Example:

Based on the costs above, this example helps you compare the expenses of the Fund’s Institutional Class Shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for at least one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund – Institutional Class	$137	$481	$919	$2,220

GENERAL INVESTMENT STRATEGIES AND RELATED RISKS

Value Stocks. The Advisor is a deep value contrarian investor that focuses on finding bargains – temporarily depressed or overlooked stocks that the market has misjudged as to future prospects. For example, securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, its industry or the stock market in general, or as a result of market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. However, the Advisor does not focus exclusively on the “cheapness” of the stock. The Advisor will apply careful and sophisticated analytical techniques to each stock in the low P/E universe to identify those with fundamental financial strength. The Advisor also will seek to limit the risks of investing in the Small Cap Fund by avoiding the deceptively appealing fad of the day. The Advisor believes that buying securities at a price that is below their true worth may achieve greater returns for the Small Cap Fund than those generated by paying premium prices for companies currently in favor in the market. The Advisor typically will sell a stock when the Advisor believes that its price is unlikely to go higher, its fundamental factors have changed, or other investments offer better opportunities. The Advisor will seek to avoid the common mistake of “overstaying,” or watching the price of a particular stock move sharply higher only to see it nosedive thereafter.

Foreign Stocks. The Small Cap Fund may invest in foreign stocks, typically limited to ADRs. ADRs are U.S. dollar-denominated certificates issued by U.S. banks that evidence ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Securities of foreign companies may be riskier than securities of U.S. companies.

Options and Futures. The Small Cap Fund may purchase or sell (write) options on stocks and index futures. Options are a type of derivative that give the purchaser the right, or the writer the obligation, to buy or sell an asset at a predetermined price in the future. The Small Cap Fund may purchase S&P 500 Index futures on a temporary basis in lieu of investing in equity securities. Futures are a type of derivative used to manage or hedge risk by enabling the Small Cap Fund to buy or sell an asset in the future at an agreed-upon price. Risks associated with derivatives include: the derivative is not well correlated with the security or index for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Small Cap Fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the Small Cap Fund to the effect of leverage, which could increase the Fund’s exposure to the market and increase potential losses. These losses could be greater than if it had not entered into these transactions.

Changes in Investment Objectives and Policies. The Small Cap Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders.

Temporary Defensive Measures. From time to time, the Small Cap Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Small Cap Fund may hold up to 100% of its assets in short-term U.S. government securities, money market instruments, shares of other no-load mutual funds or repurchase agreements. If the Small Cap Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Small Cap Fund may not achieve its investment objective. The Small Cap Fund may also invest in these instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

Not FIDC Insured. An investment in the Small Cap Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DESCRIPTION OF SHARE CLASSES

The Fund has two classes of shares, Retail Class and Institutional Class. Each share class represents an interest in the same portfolio of securities, but each class has its own expense structure and investment minimum, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of the Fund, and the amount of your investment, the share classes available to you may vary. Only the Institutional Class is described in this Prospectus. To obtain the Prospectus relating to the Fund’s Retail Class, call Shareholder Services at 800-247-1014.

The Institutional Class is intended for high net worth individual investors and qualified institutions purchasing shares for their own account or for qualifying omnibus accounts, and are not subject to any 12b-1 fees. Qualified institutions include corporations, banks, insurance companies, trusts, endowments, foundations, qualified retirement plans, registered investment advisors and broker-dealers. The minimum initial purchase for the Institutional Class is $100,000, and subsequent investments are subject to a minimum of $1,000.

The Advisor may, in its sole discretion, waive these minimums for existing clients of the Advisor and other related parties, as well as in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Small Cap Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or other intermediary, you may be charged a fee by that intermediary.

HOW TO BUY INSTITUTIONAL CLASS SHARES

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this prospectus); and
•	a check (subject to the minimum amounts) made payable to the Institutional Class of Shares of the Small Cap Fund.

Mail the completed application and check to:

U.S. Mail:

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

By Wire – You may also purchase Institutional Class Shares of the Small Cap Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 800-247-1014 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Small Cap Fund, its custodian and it transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Small Cap Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Small Cap Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Small Cap Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional Institutional Class Shares of the Small Cap Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name of your account(s)
•	your account number(s)
•	the name of the Fund and the Class
•	a check made payable to the Institutional Class Shares of the Small Cap Fund

Checks should be sent to the Small Cap Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. A bank wire should be sent as outlined under the heading “Initial Purchase - By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in any Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

The Small Cap Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Small Cap Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Small Cap Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services at 800-247-1014 about the IRA custodial fees.

Other Purchase Information

The Small Cap Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Small Cap Fund. You may be prohibited or restricted from making future purchases in the Small Cap Fund. Checks should be made payable to the Institutional Class Shares of the Small Cap Fund. The Small Cap Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Small Cap Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. The Small Cap Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Small Cap Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Small Cap Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer, which fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Small Cap Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Small Cap Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Small Cap Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

Fund Policy on Market Timing

The Small Cap Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Small Cap Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy directing the Small Cap Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Small Cap Fund shareholders.

While the Small Cap Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Small Cap Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a financial intermediary. Omnibus accounts typically provide the Small Cap Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. Consequently, the Small Cap Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Trust is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Small Cap Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Small Cap Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Small Cap Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

If you invest in the Small Cap Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (a “Financial Intermediary”), the Financial Intermediary may enforce its own market timing policy, including imposing a short-term redemption fee.

By Mail – You may redeem any part of your account in the Small Cap Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Small Cap Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at 800-247-1014 if you have questions. At the discretion of the Small Cap Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone – You may redeem any part of your account in the Small Cap Fund by calling Shareholder Services at 800-247-1014. The Small Cap Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Small Cap Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Small Cap Fund, although neither the Small Cap Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Small Cap Fund by telephone, you may request a redemption or exchange by mail.

Additional Information – If you are not certain of the requirements for a redemption please call Shareholder Services at 800-247-1014. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the U. S. Securities and Exchange Commission) the Small Cap Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Small Cap Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the Small Cap Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to convert all of your shares in the Institutional Class into the Retail Class on 30 days’ written notice if the value of your Institutional Class account is less than $100,000 due to redemptions (but excluding reductions in value due to market fluctuations), or such other minimum amount as the Fund may determine from time to time. For more information about the Small Cap Fund’s Retail Class shares, call Shareholder Services at 800-247-1014. You may elect to redeem your shares in order to avoid such automatic conversion by a redemption notice to the Small Cap Fund within the 30-day period. You may also increase the value of your Institutional Class account to the minimum amount within such 30-day period. All shares of the Small Cap Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax advisor.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Small Cap Fund’s net asset value per share (the “NAV”) for the applicable class. The NAV of each class is calculated for the Small Cap Fund at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). For each class, the NAV is calculated by dividing the value of the total assets for that class (including interest and dividends accrued but not yet received) minus liabilities for that class (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Small Cap Fund receives your order in proper form.

The Small Cap Fund’s assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at a fair value (the amount which the Small Cap Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Advisor pursuant to guidelines approved by the Board of Trustees. Good faith pricing also is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Small Cap Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Small Cap Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Small Cap Fund’s NAV by short-term traders, or that the Small Cap Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions. The Small Cap Fund contemplates distributing as dividends each year all or substantially all of its net investment income and any net realized capital gain (the excess of net long-term capital gain over net short-term capital loss). The Small Cap Fund expects that its distributions will consist primarily of net realized capital gain.

Dividends and distributions will automatically be reinvested in additional Institutional Class Shares of the Small Cap Fund, unless you request cash distributions on your application or through a written request. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends or distributions and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Small Cap Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the Small Cap Fund’s distribution schedule before you invest.

Taxes. In general, Small Cap Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Institutional Class Shares of the Small Cap Fund or receive them in cash. Distributions attributable to short-term capital gain and net investment income will generally be taxable to you as ordinary income. Distributions attributable to net realized capital gain will generally be taxable to you as long-term capital gain, no matter how long you have owned your shares. If the Small Cap Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

A portion of distributions paid by the Small Cap Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Small Cap Fund’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U. S. corporations.

When you sell shares of the Small Cap Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Small Cap Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U. S. investors may be subject to U. S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Small Cap Fund.

By law, the Small Cap Fund must withhold an amount equal to the fourth lowest rate of tax (28% of your taxable distribution and proceeds in 2007) if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and instructs the Fund to do so.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

Dreman Value Management, LLC, 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611, serves as investment adviser to the Small Cap Fund. The Advisor was formed in 1997 as the successor firm to Dreman Value Advisors Inc., which was founded in 1977 by David N. Dreman. Mr. Dreman controls a majority interest in the Advisor, which is 100% employee-owned. The Advisor provides investment advice to separately managed accounts, insurance company separate accounts and wrap programs offered to large institutional investors and high-net worth clients. The Advisor also provides investment advisory and sub-advisory services to ten other mutual funds. As of December 31, 2007, the Advisor managed approximately $18.8 billion in assets.

For its investment advisory services to the Small Cap Fund, the Advisor is paid a fee at the annual rate of 0.95% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain the Small Cap Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Small Cap Fund may invest) and extraordinary expenses, at 1.25% of the average daily net assets of the Institutional Class Shares of the Small Cap Fund through October 31, 2009. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Small Cap Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation.

The Advisor also served as the investment adviser to the Predecessor Fund. During the fiscal year ended October 31, 2007, the Advisor earned an annual fee equal to 0.93% of the average daily net assets of the Predecessor Small Cap Fund, and waived the remainder of its fee pursuant to the contractual fee waiver/expense reimbursement agreement with the Predecessor Small Cap Fund.

A discussion of the factors that the Board of Trustees considered in approving the Funds’ investment advisory agreements will be contained in the Funds’ semi-annual report to shareholders for the fiscal period ended April 30, 2008.

Portfolio Managers. The investment decisions for the Small Cap Fund are made by the members of the Advisor’s Investment Policy Committee listed below as portfolio manager(s) for the Small Cap Fund. David N. Dreman, Mark Roach and E. Clifton Hoover, Jr. each serve as portfolio managers of the Small Cap Fund. As portfolio managers, these members are primarily responsible for the day-to-day management of the Small Cap Fund, except that David N. Dreman has ultimate authority with respect to the Fund’s investment decisions.

David N. Dreman. Mr. Dreman serves as Chairman and Chief Investment Officer of the Advisor. As Chairman of the Advisor’s Investment Policy Committee, Mr. Dreman will make the final determination with respect to all investment decisions for the Small Cap Fund. Mr. Dreman began his investment career in 1957. He is one of the pioneers of contrarian value investing, a disciplined, low P/E approach to stock selection that the Advisor has been applying without style drift for over 20 years.

Mark Roach. Mr. Roach joined the Advisor in November 2006, and currently serves as a Managing Director of the Advisor. He also serves as a portfolio manager of the Advisor’s small and mid cap portfolios. In addition to serving as a portfolio manager of the Small Cap Fund, he is also portfolio manager of the Dreman Contrarian Mid Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund. Prior to joining the Advisor, Mr. Roach was a portfolio manager at Vaughan Nelson Investment Management (“Vaughan Nelson”), where he managed equity portfolios using a strategy similar to that used by the Advisor to manage the Small Cap Fund. From 2002 through 2006, Mr. Roach managed a small cap portfolio at Vaughan Nelson which had assets of over $1.5 billion when he left in 2006. In addition, from April 2006 through his departure from Vaughan Nelson, Mr. Roach also managed a mid cap portfolio with assets of approximately $770 million. Prior to joining Vaughan Nelson, Mr. Roach served as a security analyst for various institutions including 5th 3rd Bank, Lynch, Jones & Ryan and USAA, from 1997 to 2001. He has an MBA from the University of Chicago’s Graduate School of Business and a bachelors Degree from the Baldwin Wallace College.

E. Clifton Hoover Jr. Mr. Hoover joined the Advisor in December 2006, and currently serves as Managing Director and co-Chief Investment Officer. He also serves as a portfolio manager of the Advisor’s large cap value portfolios. Mr. Hoover has over 20 years of investment experience managing portfolios for both large and small-sized companies. In addition to serving as portfolio manager of the Small Cap Fund, he is portfolio manager of the Dreman Contrarian Large Cap Value Fund, Dreman Quantitative Large Cap Value Fund and Dreman Quantitative Small Cap Value Fund. Prior to joining the Advisor, Mr. Hoover was a managing director and portfolio manager of NFJ Investment Group, where he oversaw several large and small cap portfolios. In addition, he handled consultant relationship building and retail channel support. Mr. Hoover joined NFJ Investment Group in 1997. From 1992 to 1997, he served as vice president-corporate finance at Credit Lyonnais, where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio. Prior to that time, Mr. Hoover spent two years as a financial analyst for Citibank, and five years as a credit analyst/corporate loan officer for RepublicBank (now Bank of America). Mr. Hoover graduated with a Masters in Finance from Texas Tech University in 1985.

The Small Cap Fund’s Statement of Additional Information provides the following additional information about the Small Cap Fund’s portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) each portfolio managers’ ownership of shares of the Small Cap Fund.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Small Cap Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Small Cap Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

FINANCIAL HIGHLIGHTS

The Small Cap Fund began operations on December 31, 2003 as a separate series (the “Predecessor Small Cap Fund”) of the Unified Series Trust. The Institutional Class Shares of the Predecessor Small Cap Fund were first offered on August 22, 2007. On January 22, 2008, the Predecessor Small Cap Fund was reorganized as a new series of the Dreman Contrarian Funds. The information in the table below relates to the performance returns of the Predecessor Small Cap Fund’s Retail Class, which are not offered in this prospectus. However, the Institutional Class would have had similar returns because both classes are invested in the same portfolio of securities, and the annual returns of the two classes will differ only to the extent that the classes have different expenses. The financial highlights table on the following page will help you understand the financial performance for Retail Class Shares of the Predecessor Small Cap Fund for the past four fiscal years (or the period since Retail Class Shares of the Predecessor Small Cap Fund began operations). Certain information reflects the financial performance of a single share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in Retail Class Shares of the Predecessor Small Cap Fund, assuming all dividends and distributions were reinvested. The information for the past four fiscal years or periods has been audited by Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), the Dreman Contrarian Funds’ (and the Predecessor Fund’s) Independent Registered Public Accounting Firm, whose report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s Annual Report to Shareholders and in the Statement of Additional Information. The Annual Report and the Statement of Additional Information are available free of charge upon request.

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

Dreman Contrarian Small Cap Value Fund – Retail Class Shares

	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)
Selected Per Share Data
Net Asset Value, beginning of period	$16.83	$12.98	$11.48	$10.00
Income from investment operations
Net investment income (loss)	0.02	0.05	0.04	(0.03)
Net realized and unrealized gain	1.99	3.85	1.69	1.51
Total from investment operations	2.01	3.90	1.73	1.48
Less distributions to Shareholders:
From net investment income	(0.04)	(0.06)	(0.02)	--
From net realized gain	--	--	(0.21)	--
Total distributions	(0.04)	(0.06)	(0.23)	--
Paid in capital from redemption fees	0.03	0.01	-- (b)	-- (b)
Net Asset Value, end of period	$18.83	$16.83	$12.98	$11.48
Total Return (c)	12.16%	30.20%	15.10%	14.80% (d)
Ratios and Supplemental Data
Net assets, end of period (000)	$41,374	$14,284	$3,366	$861
Ratio of expenses to average net assets (e)	1.50%	1.50%	1.50%	1.75% (f)
Ratio of expenses to average net assets before waiver & reimbursement	1.77%	3.49%	7.40%	12.19% (f)
Ratio of net investment income to average net assets (e)	0.18%	0.28%	0.45%	(0.32)% (f)
Ratio of net investment income to average net assets before waiver & reimbursement	(0.09)%	(1.71)%	(5.45)%	(10.75)% (f)
Portfolio Turnover Rate	83.39%	77.43%	84.72%	72.10%
(a)	For the period December 31, 2003 (commencement of operations) to October 31, 2004.
(b)	Redemption fees resulted in less than $0.005 per share in each period.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)

The Advisor is not contractually obligated to waive 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses, each expense ratio would have been 0.25% higher and each net investment income/(loss) ratio would have been 0.25% lower.

(f)	Annualized.

FOR MORE INFORMATION

You can find additional information about the Dreman Contrarian Funds in the following documents:

Annual and Semi-Annual Reports: While the prospectus describes the Small Cap Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the prospectus and contains detailed information about the Small Cap Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Small Cap Fund is on file with the U. S. Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and the Small Cap Fund’s Annual and Semi- Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

By Telephone:                     Call Shareholder Services at 800-247-1014.

U.S. Mail:                             Dreman Contrarian Funds.

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

As of the date of this prospectus, the Small Cap Fund does not have an internet website and, therefore, the Fund’s SAI, annual and semi-annual reports are not made available at an Internet site.

You may review and copy information about the Small Cap Fund (including the SAI and other reports) at the U. S. Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Small Cap Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

(Investment Company Act File No. 811-22118)

DREMAN CONTRARIAN FUNDS

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

STATEMENT OF ADDITIONAL INFORMATION

Dreman Contrarian Small Cap Value Fund – Institutional Class

January 23, 2008

Dreman Contrarian Funds (the “Trust”) is an open-end management investment company currently offering six series of shares, one of which, the Dreman Contrarian Small Cap Value Fund (the “Small Cap Fund”), is covered by this Statement of Additional Information (the “SAI”). The Small Cap Fund currently offers two classes of shares, one of which, the Institutional Class Shares, is covered by this SAI. The other class of shares of the Small Cap Fund, the Retail Class Shares, is offered by a separate prospectus and SAI. This SAI is not a prospectus. It should be read in conjunction with the Small Cap Fund’s prospectus dated January 23, 2008, as it may be supplemented or revised from time to time.

The Small Cap Fund commenced operations on December 31, 2003 as a separate series (the “Predecessor Fund”) of the Unified Series Trust. The Predecessor Fund initially offered only Retail Class Shares. On August 22, 2007, the Predecessor Fund began offering Institutional Class Shares. On January 22, 2008, the Predecessor Fund was reorganized as a new series of the Trust.

The Predecessor Fund’s audited financial statements and the report thereon of Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), the Small Cap Fund’s (and the Predecessor Fund’s) Independent Registered Public Accounting Firm, included in its Annual Report to Shareholders dated October 31, 2007, are included in this SAI. No other parts of the Predecessor Fund’s Annual Report to Shareholders are included herein.

A free copy of the Small Cap Fund’s prospectus, as well as the Predecessor Fund’s Annual Report to Shareholders dated October 31, 2007, can be obtained by writing Unified Fund Services, Inc., the Small Cap Fund’s transfer agent, at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, or by calling 800-247-1014.

DESCRIPTION OF THE TRUST AND THE FUND

Dreman Contrarian Funds (the “Trust”) was organized as a Delaware statutory trust on July 31, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and commonly known as a “mutual fund.” This Statement of Additional Information (the “SAI”) relates to the prospectus for the Institutional Class Shares of the Dreman Contrarian Small Cap Value Fund (the “Small Cap Fund”). The Small Cap Fund is a “diversified” series of the Trust, as that term is defined in the 1940 Act.

The Small Cap Fund currently offers two classes of shares, one of which, the Institutional Class Shares, is covered by this SAI. The other class of shares of the Small Cap Fund, the Retail Class Shares, is offered by a separate prospectus and SAI. Each class of shares are substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. Retail Class Shares bear an on-going 0.25% Rule 12b-1 distribution fee. Institutional Class Shares are not subject to a 12b-1 distribution fee, and generally have a higher initial minimum investment than the Retail Class Shares. Institutional Class Shares are only available for purchase to high net worth individual investors and qualified institutions purchasing shares for their own account or for qualifying omnibus accounts.

The Small Cap Fund commenced operations on December 31, 2003 as a separate series (the “Predecessor Fund”) of the Unified Series Trust. The Predecessor Fund initially offered only Retail Class Shares. On August 22, 2007, the Predecessor Fund began offering Institutional Class Shares. On January 22, 2008, the Predecessor Fund was reorganized as a new series of the Trust. References in this SAI are to the Predecessor Fund’s current name. In addition, certain of the financial information contained in this SAI is that of the Predecessor Fund.

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any un-issued shares into one or more series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of six series of shares, one of which, the Small Cap Fund, is discussed in this SAI. The Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes, one of which, the Institutional Class Shares of the Small Cap Fund, is covered by this SAI. The Board of Trustees has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any series or class thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or class thereof into one or more series or classes of shares, and to take such other action with respect to the Trust’s shares as the Board of Trustees may deem desirable. The Declaration of Trust authorizes the trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Holders of shares in a series of the Trust will vote in the aggregate and not by class on all matters, except that each class has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class. Further, shareholders of each of the Trust’s series will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of the series. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by the holders of a majority of the outstanding voting securities of such series. However, the Rule also provides that the ratification of the selection of the independent registered public accounting firm, the approval of principal underwriting contracts, and the election of trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to series.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Small Cap Fund may make and some of the techniques it may use.

A.         Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period, and are discussed in more detail below. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of small capitalization companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of September 30, 2007, the market capitalizations of companies included in the Russell 2000® Value Index ranged from $72 million to $5.2 billion. This investment policy is non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to Small Cap Fund shareholders. The Small Cap Fund will invest principally in a diversified portfolio of equity securities of companies that Dreman Value Management, LLC (the “Advisor”), the Small Cap Fund’s investment adviser, believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. The Small Cap Fund may also invest in initial public offerings. The Small Cap Fund will invest in equity securities that offer unique investment values. The criterion used to identify such stocks include below average P/E, price-to-book, price-to-cash flow ratios and above average dividend yields.

B.         Fixed Income Securities. The Small Cap Fund intends to remain substantially invested in equity securities; however the Fund may invest in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities. Fixed income securities include corporate debt securities, convertible debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

C.         Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into, or exchanged for, a prescribed amount of common stock. The Small Cap Fund will invest no more than 20% of its assets in debt securities. The Small Cap Fund may invest in convertible securities rated B or higher by Standard and Poor’s Ratings Group (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were enacted that required that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Small Cap Fund’s objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Small Cap Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

D.         Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Small Cap Fund. The Advisor expects, however, that generally the preferred stocks in which the Small Cap Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

E.         Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Small Cap Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Small Cap Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Small Cap Fund could experience both delays in liquidating the underlying security and losses in value. However, the Small Cap Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Small Cap Fund engage in repurchase transactions.

F.         Reverse Repurchase Agreements. The Small Cap Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Small Cap Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Small Cap Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Advisor. At the time the Small Cap Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets, such as liquid high quality debt securities, having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Small Cap Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

G.         Foreign Securities. The Small Cap Fund may invest up to 20% of its assets in foreign securities, typically limited to American Depository Receipts (“ADRs”). ADRs are U.S. dollar-denominated certificates issued by U.S. banks that evidence ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. securities, and which may favorably or unfavorably affect the Small Cap Fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market. In addition, securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater in those markets than in the U.S. In all cases, the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions.

H.         Strategic Transactions and Derivatives. The Small Cap Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Small Cap Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Small Cap Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Small Cap Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Small Cap Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain, although no more than 5% of the Small Cap Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Small Cap Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Small Cap Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Small Cap Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Small Cap Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Small Cap Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Small Cap Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

1.          Options on Securities Indices. The Small Cap Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2.          General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Small Cap Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, the Small Cap Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Small Cap Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Small Cap Fund is authorized to purchase and sell exchange listed options. However, the Small Cap Fund may not purchase or sell over-the-counter options, which are considered illiquid by the staff of the U.S. Securities and Exchange Commission (the “SEC”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Small Cap Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Small Cap Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

The Small Cap Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by the Small Cap Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Small Cap Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

The Small Cap Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Small Cap Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Small Cap Fund may be required to buy the underlying security at a disadvantageous price above the market price.

3.          General Characteristics of Futures. The Small Cap Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Small Cap Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Small Cap Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Small Cap Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Small Cap Fund. If the Small Cap Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Small Cap Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 15% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 15% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

4.          Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Small Cap Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Small Cap Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Small Cap Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Small Cap Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Small Cap Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Small Cap Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Small Cap Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Small Cap Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Small Cap Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

In the case of a futures contract or an option thereon, the Small Cap Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Small Cap Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Small Cap Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if the Small Cap Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

I.          Warrants. The Small Cap Fund may invest in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Small Cap Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

J.          Corporate Debt Securities. The Small Cap Fund may invest in corporate debt securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investments in corporate debt securities involve both credit and interest rate risk. The value of fixed-income securities will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt securities generally offer less current yield than securities of lower quality, but lower quality securities generally have less liquidity, greater credit and market risk and, as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

The Small Cap Fund may invest up to 10% of its assets in lower-rated securities or comparable unrated securities.

K.         Lower Quality Debt Securities. The Small Cap Fund may invest in lower-rated securities or comparable unrated securities. These securities (commonly called “junk bonds”) often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Small Cap Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Small Cap Fund’s assets. If the Small Cap Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor’s research and credit analysis are an integral part of managing any securities of this type held by the Small Cap Fund. In considering investments for the Small Cap Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

L.         Rule 144A Securities. The Small Cap Fund may invest in Rule 144A securities that the Advisor determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restrictions on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers or sellers of the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

M.        Investment Companies Securities. Subject to the restrictions and limitations of the 1940 Act, the Small Cap Fund may invest in other investment companies including mutual funds, closed-end funds and exchange traded funds (“ETFs”). As a shareholder of an investment company, the Small Cap Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds. For example, closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time (in the initial public offering), after which the shares typically trade on a secondary market, such as the New York Stock Exchange or the Nasdaq Stock Market. In addition, closed-end fund shares generally are not redeemable. That is, a closed-end fund is not required to buy its shares back from investors upon request. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market falls and the fund’s discount increases or its premium decreases, the price return of the closed-end fund – the actual return to the shareholder – will be less than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts. Interest rate risk is one of two major factors that triggers changes in a closed-end fund’s premium/discounts. When interest rates rise, bond prices (and consequently the net asset values of income funds – municipal-bond funds, preferred-stock funds, etc.) decline. Declining bond prices may cause a closed-end fund’s price to decline faster as investors sell their shares in the open market. On the other hand, the opposite scenario also occurs. When rates fall and the net asset values of income-oriented closed-end funds rise, their prices tend to rise faster as investors buy in, resulting in narrower discounts and wider premiums. A second factor that may contribute to changes in premium/discount without necessarily a change in net asset value is low trading volumes and liquidity in the shares of the closed-end fund. Most closed-end funds trade actively, and their shares are liquid. Some funds, however, trade less actively, and may not be very liquid. The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to net asset value.

Another feature that distinguishes closed-end funds from mutual funds is their ability to leverage a higher percentage of their assets (that is, use borrowed money to buy additional assets). Closed-end funds use several different methods to borrow money – issuing preferred stock, entering into reverse repurchase agreements and dollar rolls, borrowing under bank lines of credit, and so on. Leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. The maximum leverage ratio depends on how a closed-end fund leverages its assets – 33 1/3% if debt is used, 50% if preferred stock is used. Thus, a closed-end fund with $100 million in net assets may borrow an additional $50 million, so that the borrowed amount ($50 million) is 33 1/3% of the total assets ($150 million). Although closed-end funds rarely de-leverage their assets completely, sometimes such funds may be forced to reduce leverage when the underlying market weakens dramatically, causing the fund’s total assets to decline to a level where the leverage ratio exceeds the permitted maximum. A forced reduction in leverage can lead to a dividend reduction if the closed-end fund’s earnings that had been produced by the previously leveraged assets decline.

Closed-end funds usually are offered only once at their initial public offering price and are not actively marketed, although most closed-end funds trade actively and their shares are liquid. The Small Cap Fund generally will invest in closed-end funds that trade on a national or international exchange. Some closed-end funds trade less actively and may not be very liquid. To the extent that the Small Cap Fund invests in a thinly-traded closed-end fund, the Fund may be subject to the risk that it can not close out of a position at any time it desires. When the Small Cap Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund.

ETFs are a type of investment company whose investment objective is to achieve the same return as a particular market index. Legally classified as open-end companies or Unit Investment Trusts (“UITs”), they differ from mutual funds and UITs in various respects, including that (i) ETFs do not sell individual securities directly to investors, and only issue their shares in large blocks, and (ii) shares of ETFs are available for sale on secondary markets. ETFs in which the Small Cap Fund may invest include SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR, except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holdings consist of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ – 100 Index Tracking Stock) represent ownership in the NASDAQ – 100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e – 50, Fortune 500, streetTRACKS and Vanguard ETFs.

The Small Cap Fund may also invest in various sector ETFs, such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, and Utilities Select Sector Index. Additionally, the Small Cap Fund may invest in new exchange traded shares as they become available.

INVESTMENT LIMITATIONS

Fundamental.   The investment limitations described below have been adopted by the Trust with respect to the Small Cap Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Small Cap Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Small Cap Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.          Borrowing Money. The Small Cap Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Small Cap Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Small Cap Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.          Senior Securities. The Small Cap Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Small Cap Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.          Underwriting. The Small Cap Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Small Cap Fund may be deemed an underwriter under certain federal securities laws.

4.          Real Estate. The Small Cap Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Small Cap Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.          Commodities. The Small Cap Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Small Cap Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.          Loans. The Small Cap Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.          Concentration. The Small Cap Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.          Diversification. With respect to 75% of its total assets, the Small Cap Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on the Small Cap Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Small Cap Fund and are Non-Fundamental (see “Investment Limitations – Fundamental” above).

1.          Pledging. The Small Cap Fund will not will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any of its assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.          Borrowing. The Small Cap Fund will not will purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.          Margin Purchases. The Small Cap Fund will not will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Small Cap Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.          Illiquid Investments. The Small Cap Fund will not will invest more than 15% of its total assets in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Small Cap Fund has valued the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under Section 4(2) of that act, when such investments are considered to be liquid by the Advisor.

5.          Name Rule. Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of small capitalization companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of September 30, 2007, the market capitalizations of companies included in the Russell 2000® Value Index ranged from $72 million to $5.2 billion. This investment policy is non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to Small Cap Fund shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Small Cap Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Small Cap Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Small Cap Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Small Cap Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Small Cap Fund releases portfolio holdings to third-party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Small Cap Fund also may disclose portfolio holdings, as needed, to their independent auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Small Cap Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Small Cap Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Small Cap Fund’s top portfolio holdings available on their websites and may make the Small Cap Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Small Cap Fund, the Advisor, nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Small Cap Fund also may post its complete portfolio holdings to the Fund’s website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

Except as described above, the Small Cap Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Small Cap Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of the Fund’s shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Small Cap Fund, as a result of disclosing the Fund’s portfolio holdings.

INVESTMENT ADVISOR

The investment adviser for the Small Cap Fund is Dreman Value Management, LLC, 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. David N. Dreman is the Chairman and Chief Investment Officer of the Advisor. Mr. Dreman controls a majority of the outstanding voting interests in the Advisor.

Under the terms of the investment advisory agreement between the Trust and the Advisor with respect to the Small Cap Fund (the “Agreement”), the Advisor manages the Small Cap Fund’s investments subject to approval of the Board of Trustees of the Trust. As compensation for its management services, the Small Cap Fund is obligated to pay the Advisor a fee, computed and accrued daily, and paid monthly, at an annual rate of 0.95% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain the Small Cap Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Small Cap Fund may invest) and extraordinary expenses, at 1.25% of the average daily net assets of the Institutional Class Shares of the Small Cap Fund through October 31, 2009. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Small Cap Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation.

Prior to January 22, 2008, the Advisor also served as the investment adviser to the Predecessor Fund. The following table describes the investment advisory fees paid, and expenses waived and/or reimbursed for the Predecessor Fund for the years or periods ended October 31, 2007, 2006 and 2005.

Small Cap Portfolio

Fee	Fiscal Year ended October 31, 2007	Fiscal Year ended October 31, 2006	Fiscal Year ended October 31, 2005
Gross Investment Advisory Fees (Net of Waivers)	$316,022	$55,528	$17,740
Investment Advisory Fees Waived and/or Expenses Reimbursed [1]	($6,070)	($117,181)	($110,044)
Net Investment Advisory Fees	$309,952	$0	$0

1.

Prior to August 22, 2007, the Predecessor Fund offered one class of shares, the Retail Class Shares. These amounts reflect the Advisor’s commitment to cap the Retail Class Shares expenses at 1.50% of such classes’ average daily net assets and to cap the Institutional Class Shares expenses at 1.25% of such classes’ average daily net assets.

The Advisor is entitled to reimbursement from the Small Cap Fund of any fees waived or expenses reimbursed if such reimbursement does not cause such Fund to exceed any existing applicable expense limitations and the reimbursement is made within three years after the year in which the Advisor incurred the expense. As of October 31, 2007, the Small Cap Fund had the following amounts available for reimbursement through the indicated expiration dates:

Fund	October 31, 2008	October 31, 2009	October 31, 2010
Small Cap Fund	$80,127	$102,492	$6,070

The Advisor retains the right to use the name “Dreman” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Dreman” automatically ceases 90 days after termination of the Agreements and may be withdrawn by the Advisor on 90 days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, the Advisor believes that there would be no material impact on the Small Cap Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Small Cap Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Small Cap Fund, no preference will be shown for such securities.

The Small Cap Fund’s Agreement was approved by the Board of Trustees, including a majority of trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person organizational board meeting held on August 15, 2007. A discussion of the factors that the Board of Trustees considered in approving the Small Cap Fund’s management agreement will be contained in the Trust’s semi-annual report to shareholders for the period ended April 30, 2008.

About the Portfolio Managers

The investment decisions for the Small Cap Fund are made by the members of the Advisor’s Investment Policy Committee listed below as portfolio manager(s) for the Small Cap Fund. David N. Dreman, Mark Roach and E. Clifton Hoover, Jr. each serve as portfolio managers of the Small Cap Fund. As portfolio managers, these members are primarily responsible for the day-to-day management of the Small Cap Fund, except that David N. Dreman has ultimate authority with respect to the Fund’s investment decisions.

As of the date of this SAI, each Portfolio Manager was responsible for the management of the following types of accounts in addition to the Small Cap Fund:

Portfolio Manager	Total Accounts by Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Subject to a Performance Fee
David N. Dreman	Investment Companies: 20	Investment Companies: $17.5 billion	Investment Companies: None	Investment Companies: None
	Pooled Investment Vehicles: 3	Pooled Investment Vehicles: $60 million	Pooled Investment Vehicles: 3	Pooled Investment Vehicles: $60 million
	Other Accounts: 114	Other Accounts: $4.1 billion	Other Accounts: None	Other Accounts: None
Mark Roach	Investment Companies: 10	Investment Companies: $3 billion	Investment Companies: None	Investment Companies: None
	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: None	Pooled Investment Vehicles: None
	Other Accounts: 0	Other Accounts: 0	Other Accounts: None	Other Accounts: None
E. Clifton Hoover, Jr.	Investment Companies: 14	Investment Companies: $15.6 billion	Investment Companies: None	Investment Companies: None
	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: None	Pooled Investment Vehicles: None
	Other Accounts: 0	Other Accounts: 0	Other Accounts: None	Other Accounts: None

Each Portfolio Manager is compensated for his services by the Advisor. Each Portfolio Manager’s compensation consisted of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions, (ii) the performance of stock recommendations, and (iii) such Portfolio Manager’s overall contribution to the firm’s success. Finally, each Portfolio Manager is also eligible to participate in the Advisor’s profit sharing program. In addition, as a member of a related entity that acts as manager to three private equity funds, Mr. Dreman also shares in the performance fee that is received by manager of these private funds, which is equal to 20% of all positive pre-tax performance returns in excess of the return since the last calculation date, accrued monthly and paid annually. This performance fee is in addition to the fixed management fee that the manager receives for managing each private fund’s portfolio. In contrast, the fees paid by the Small Cap Fund to the Advisor are not based on the performance results of the Fund. The performance fee may create a potential conflict of interest by providing an incentive for Mr. Dreman to allocate more volatile stocks with greater capital appreciation opportunity to the private funds rather the Small Cap Fund.

As of January 15, 2008, the Portfolio Managers beneficially owned the following dollar range of equity securities in the Small Cap Fund:

(1)	(2)
Name of Portfolio Manager:	Dollar Range of Equity Securities in the Fund
David N. Dreman	$500,001 to $1,000,000
Mark Roach	None
E. Clifton Hoover, Jr.	None

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust in accordance with the laws of the State of Delaware and the Trust’s Declaration of Trust. Each trustee will hold office until the Trust’s next annual meeting of shareholders and until their successors have been duly elected and qualified, or until their earlier resignation or removal. Each officer holds office at the pleasure of the Board of Trustees and serves for a term of one year or until their successor is duly elected and qualified.

Name, Address and Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee(s)
Boris Onefater c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 40)	Since 2007	Chairman of the Board of Trustees, President and Chief Executive Officer[1]	Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, Dreman Value Management, LLC (2006 to Present); Previously, Partner and National Director of Deloitte & Touche LLP.	6	None.

_________________________

1               Mr. Onefater is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act. Mr. Onefater is an interested person because he is an officer of the Trust’s investment adviser, Dreman Value Management, LLC.

Non-Interested Trustees
Brian R. Bruce 5945 Glendower Lane Plano, TX 75093 (age: 51)	Since 2007	Trustee	Director, Finance Institute, Southern Methodist University (August 2006 to Present); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007).	6	Trustee, CM Advisers Family of Funds, a registered open-end management investment company (May 2003 to Present).
Robert B. Grossman, MD 35 Gilbert Street South Tinton Falls, NJ 07701 (age: 60)	Since 2007	Trustee	Orthopedic Surgeon in Private Practice.	6	None.
Robert A. Miller, Ph.D. 200 Norfolk Road Orlando, FL 32803 (age: 64)	Since 2007	Trustee	Independent Consultant with the Registry of College and University Presidents and Interim Senior Vice President and Provost of Roger Williams University (October 2006 until June 2007); Previously, the President of Nazareth College in Rochester, New York (July 1998 until July 2005; Director, Bergmann Associates, LLC, a privately owned architectural and engineering firm based in Rochester, New York (2000 until 2004).	6	Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to Present).
Executive Officers
David N. Dreman c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 72)	Since 2007	Trustee Ex-Officio[2]	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and its predecessors (1977 to Present).	N/A	N/A

_________________________

2               Mr. Dreman serves as a Trustee Ex-Officio of the Trust. “Trustee Ex-Officio” means a person serving as a trustee who has been duly elected or appointed as a trustee who is not granted the power to vote on matters that come before the trustees except under extraordinary circumstances, but who is otherwise entitled to attend and participate in the consideration of matters that come before the trustees. A Trustee Ex-Officio shall receive notice of each meeting of the Board of Trustees, shall have the right to attend and participate in the deliberations of the trustees, and shall have the same rights and privileges as each other trustee. Except as described below, a Trustee Ex-Officio shall not be included in any calculation of the presence of a quorum of the Board of Trustees or to determine the required vote needed to approve any matter, shall not have the power to vote or consent to the conduct of the business of the Trust as conducted by the trustees, and shall be an “interested person” of the Trust, as that term is defined in the 1940 Act.

At any time when there is only one trustee serving on the Board of Trustees who is an affiliated person of the Advisor, if such affiliated trustee becomes incapacitated or is otherwise unable to fulfill the duties of his or her office, and if there is then a Trustee Ex-Officio who is an affiliated person of the Advisor serving on the Board of Trustees, then such Trustee Ex-Officio (or the most senior of such affiliated Trustees Ex-Officio) will be come a trustee with full voting rights until such time as: the original trustee reassumes his or her duties, a successor is elected or appointed as provided in the Declaration of Trust, or the interim trustee otherwise declines or resigns from such temporary position. A Trustee Ex-Officio shall not hold the right to vote under this provision for a period of more than four consecutive months.

Name, Address and Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John C. Swhear c/o Unified Fund Services, Inc. 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208 (age: 46)	Since 2007	Vice President and Anti-Money Laundering Compliance Officer

Vice President, Legal Administration and Compliance at Unified Fund Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Previously, Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including: Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).

				N/A	N/A

Name, Address and Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
J. Michael Landis c/o Unified Fund Services, Inc. 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208 (age: 36)	Since 2007	Treasurer and Chief Financial Officer

Vice President, Fund Administration and Fund Accounting at Unified Fund Services, Inc. (October 2006 to Present); Treasurer, Unified Series Trust, a registered open end management investment company (March 2007 to Present); Previously, Director of Fund Accounting and Fund Administration at PFPC Inc. (July 2006 to October 2006); Manager, Fund Accounting, at Unified Fund Services, Inc. (November 2004 to July 2006); and Manager for Fund Accounting at Mellon Financial Corporation (November 1998 to November 2004).

				N/A	N/A
Clifton Hoover, Jr. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 50)	Since 2007	Secretary

Co-Chief Investment Officer, Co-Director of Research and Managing Director of Dreman Value Management, LLC (2006 to present); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997-2006).

				N/A	N/A

Name, Address and Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael D. Appleton c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 51)	Since 2007	Chief Compliance Officer

Chief Compliance Officer, Dreman Value Management, LLC (October 2007 to Present); Prior thereto, Chief Compliance Officer, Reich & Tang Asset Management, LLC & Reich & Tang Distributors, Inc. (April 2000 to September 2007).

.

				N/A	N/A

The Trust has a standing Audit Committee of the Board composed of Messrs. Bruce, Grossman and Miller. The Audit Committee generally meets each quarter immediately before the regular meeting of the Board of Trustees. The functions of the Audit Committee are to meet with the Trust’s Independent Registered Public Accounting Firm to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the Independent Registered Public Accounting Firm with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board of Trustees the selection of the Independent Registered Public Accounting Firm, and perform such other duties as may be assigned to the Audit Committee by the Board of Trustees. The Audit Committee meets each quarter with the Trust’s Chief Compliance Officer and Chief Financial Officer.

The Trust has a standing Governance and Nominating Committee of the Board composed of Messrs. Bruce, Grossman and Miller. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as trustees of the Trust. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the Governance and Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Trust, in writing, at the address listed on the cover of this SAI.

As of January 15, 2008, David N. Dreman, Trustee Ex-Officio, owned over $100,000 in equity securities of the Fund. None of the other trustees beneficially owned any equity securities in the Fund.

The Trust does not compensate the trustees and officers who are also officers or employees of the Advisor, Unified Financial Securities, Inc. (the “Distributor”), the Trust’s principal underwriter, or of any service provider. The trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, receive an annual retainer of $5,000 plus a fee of $1,250 for each meeting of the trustees which they attend in person or by telephone, and $1,250 payable to each Committee member for each Committee meeting attended which is not held in conjunction with a Board meeting of the Trust. Trustees and officers are reimbursed for travel and other out-of-pocket expenses. The Trust does not offer any retirement benefits for trustees.

Based upon the above fee schedule, the following table shows aggregate compensation expected to be paid to each trustee by the Trust in its initial fiscal period or year:

(1) Name of Person, Position	(2) Aggregate Compensation From Trust	(3) Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation from Trust Paid to Trustee
Boris Onefater – Chairman of the Board	$0	$0	$0	$0
Brian R. Bruce – Trustee	$10,000	$0	$0	$10,000
Robert B. Grossman, MD – Trustee	$10,000	$0	$0	$10,000
Robert A. Miller, Ph.D. – Trustee	$10,000	$0	$0	$10,000

Sales Loads. The Small Cap Fund does not currently charge any front-end or contingent deferred sales charges on the sale of shares.

Code of Ethics. The Trust, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to the particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Small Cap Fund, for their own accounts. These Codes of Ethics are designed to put the interests of shareholders before the interests of investment personnel. The Codes of Ethics are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Proxy Voting Policies. The Trust is required to disclose information concerning the Small Cap Fund’s proxy voting policies and procedures to shareholders. The Board of Trustees has delegated to the Advisor the responsibility for decisions regarding proxy voting for securities held by the Small Cap Fund. The Advisor will vote such proxies in accordance with its proxy voting policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix A to this SAI. Any material changes to these proxy voting policies and procedures will be submitted to the Board of Trustees for approval. Information regarding how the Predecessor Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, 2006 is available: (1) without charge, upon request by calling (800) 247-1014 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of the outstanding shares of the Small Cap Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Small Cap Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Small Cap Fund’s fundamental policies or the terms of the investment advisory agreement with the Advisor.

As of January 15, 2008, the trustees and officers of the Trust, as a group, owned 1.87% of the outstanding shares of the Retail Class Shares of the Fund.

As of January 15, 2008, the following persons are known to the Trust to be the record owners of more than 5% of the outstanding shares of any class of the Small Cap Fund:

Small Cap Fund

Name and Address	Class of Shares	Percentage of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	Retail Class Shares	45.75%
National Financial Services 1 World Financial Center 200 Liberty Street New York, NY 10281	Retail Class Shares	30.04%
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	Retail Class Shares	14.90%
Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55416	Institutional Class Shares	100%

ADDITIONAL INFORMATION CONCERNING PURCHASES AND REDEMPTIONS

In General. The Trust makes a continuous offering of the Small Cap Fund’s shares, but retains the right to reject any offer to purchase its shares.

For information concerning the purchase and redemption of shares of the Small Cap Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Small Cap Fund’s prospectus. For a description of the methods used to determine the share price and value of Fund assets, see “Determination of Net Asset Value” in the Small Cap Fund’s prospectus and “Net Asset Value” in this SAI.

The Small Cap Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would also be permitted to designate others to receive purchase and redemption orders on behalf of such Fund. The Small Cap Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the applicable Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Small Cap Fund.

Net Asset Value. The net asset value of the shares of the Small Cap Fund is determined as of the close of trading on the New York Stock Exchange (the “NYSE”), which is normally 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Small Cap Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the NYSE is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Advisor in good faith according to guidelines established by the Board of Trustees. The Trust’s fund accounting agent maintains a pricing review committee that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Small Cap Fund’s net asset value per share is computed by adding the total value of the securities held by the Small Cap Fund, plus any cash or other assets (including interest and dividends accrued but not yet received), subtracting all liabilities (included accrued expenses), and then dividing by the total number of shares of the particular class of such Fund outstanding at such time.

Anti-Money Laundering Policy. Customer identification and verification is part of the Small Cap Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Small Cap Fund, adopted an anti-money laundering compliance program designed to prevent the Small Cap Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Small Cap Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees. John C. Swhear, a Vice President of the Trust, also serves as the Trust’s Anti-Money Laundering Compliance Officer.

Customer Identification Policy. When you open an account with the Small Cap Fund, the Small Cap Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Small Cap Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Small Cap Fund. The Small Cap Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Small Cap Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

Frequent Purchases and Redemptions of Shares. The Small Cap Fund is intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Small Cap Fund’s performance and shareholders. Accordingly, it is the policy of the Trust not to enter into any arrangements to permit frequent purchases or redemptions of shares of the Small Cap Fund.

Rule 18f-3 Plan. The Board of Trustees have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust. At the present time, such Rule 18f-3 Multiple Class Plan only applies to the Small Cap Fund. The key features of the Rule 18f-3 Plan are that shares of each class of the Small Cap Fund represent an equal pro rata interest in such Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class. Retail Class Shares bear an on-going 0.25% 12b-1 distribution fee. Institutional Class Shares are not subject to a 12b-1 distribution fee, and generally have a higher initial minimum investment than the Retail Class Shares. Institutional Class Shares are only available for purchase to high net worth individual investors and qualified institutions purchasing shares for their own account or for qualifying omnibus accounts.

PORTFOLIO TURNOVER

Although the Small Cap Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Small Cap Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The following table sets forth the Small Cap Fund’s turnover rate for the periods indicated:

Fund	Fiscal Year Ended October 31, 2007	Fiscal Year Ended October 31, 2006
Small Cap Fund	83.39%	77.43%

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Small Cap Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In effecting purchases and sales of securities for the account of the Small Cap Fund, the Advisor will seek best execution of orders. In certain instances, the Advisor may be permitted to pay higher brokerage commissions for research services. Consistent with this policy, orders for transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Small Cap Fund and the Advisor. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of the Advisor. When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place orders with firms that provide market, statistical and other research information to the Small Cap Fund or the Advisor, although the Advisor is not authorized to pay higher commissions to firms that provide such services, except as described below.

The Advisor may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations there under. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by the Advisor in cash. Subject to Section 28(e), the Small Cap Fund could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if the Advisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or the Advisor’s overall responsibilities to the Small Cap Fund and other clients. Not all of such research services may be useful or of value in advising the Small Cap Fund. Management fees received by the Advisor from the Small Cap Fund are not reduced because these research services are received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Small Cap Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Small Cap Fund and to other accounts over which it exercises investment discretion.

The Advisor receives written research data from brokers relative to economic and individual security analysis. The Advisor also may enter into “soft dollar” arrangements with certain brokers whereby such brokers partially pay for the Advisor’s use of on-line data services such as Bloomberg and Factset for investment research. These payments will be made in exchange for the Advisor’s employing the broker to execute client transactions. The research products and services and on-line data services provided or paid for by brokers shall be used by the Advisor in servicing all of its clients’ accounts. In addition, assuming a broker provides the best price and best execution, the Advisor may direct Fund brokerage transactions to such broker in return for research provided by the broker and used by the Advisor in conducting its advisory business.

Prior to January 22, 2008, the Advisor also served as the investment adviser to each Predecessor Fund. For the fiscal period ended October 31, 2007, the Adviser directed the following brokerage transactions to brokers who provided research services to the Adviser:

Fund	Amount of Transactions	Brokerage Commissions Paid
Small Cap Fund	$74,796,960	$12,822

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

To the extent the Small Cap Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Small Cap Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Small Cap Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Small Cap Fund. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made by random client selection, or such other method as the Advisor deems fair and reasonable.

For the fiscal years or periods ended October 31, 2007, 2006 and 2005, the Predecessor Fund paid brokerage commissions (including markups on principal transactions) as follows:

Fund	2007	2006	2005
Small Cap Fund	$103,251	$40,182	$16,056

STATUS AND TAXATION OF THE FUND

The Small Cap Fund was organized as a series of a statutory trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that the Small Cap Fund actually will so qualify. If the Small Cap Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Small Cap Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Small Cap Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Small Cap Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Small Cap Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Small Cap Fund will have to include in its income each share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receive no corresponding payment on the securities during the year. Because the Small Cap Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Small Cap Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Small Cap Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Small Cap Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Small Cap Fund realizes in connection with the hedge. The Small Cap Fund’s income from options and futures in each case derived with respect to its business of investing in stock, or securities or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report the Small Cap Fund’s distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The Small Cap Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of October 31, 2007, the Small Cap Fund had the following capital loss carry forwards available to offset future capital gains through the indicated expiration dates:

Fund	Amount Expiring in 2013
Small Cap Fund	$836,223

The portion of the dividends the Small Cap Fund pays (other than capital gains distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Small Cap Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, Fund distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Small Cap Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Small Cap Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Small Cap Fund’s investments. The custodian acts as the Small Cap Fund’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington.

FUND SERVICES

Unified, 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Small Cap Fund’s transfer agent. Some of the officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of each of the Custodian and Distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Small Cap Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $1,250) for these transfer agency services.

In addition, Unified provides the Small Cap Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Small Cap Fund equal to an annual rate of 0.050% of the Fund’s average daily net assets up to $50 million, 0.040% of the Fund’s average daily net assets from $50 million to $100 million, 0.030% of the Fund’s average daily net assets from $100 million to $150 million, and 0.020% of the Fund’s average daily net assets over $150 million (subject to a minimum monthly fee of $1,667).

Unified also provides the Small Cap Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Small Cap Fund equal to an annual rate of 0.100% of the Fund’s average daily net assets under $50 million, 0.070% of the Fund’s average daily net assets from $50 million to $100 million, 0.050% of the Fund’s average daily net assets from $100 million to $150 million, and 0.030% of the Fund’s average daily net assets over $150 million (subject to a minimum monthly fee of $2,500).

Prior to January 22, 2008, the Predecessor Fund was a series of Unified Series Trust, an affiliated party of Unified. For its administrative services, Unified received the following fees from the Predecessor Fund during the fiscal years or periods ended October 31, 2007, 2006 and 2005:

Fund	2007	2006	2005
Small Cap Fund	$37,673	$25,917	$25,000

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent registered public accountants for the fiscal year ending October 31, 2008. Cohen Fund Audit Services, Ltd. performs an annual audit of the Small Cap Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Small Cap Fund. An officer of the Trust is an officer of the Distributor and may be deemed to be an affiliate of the Distributor. The Distributor, Unified, and the Custodian are controlled by Huntington Bancshares, Inc. The Distributor is obligated to sell the shares of the Small Cap Fund on a best efforts basis only against purchase orders for the shares. Shares of the Small Cap Fund are offered to the public on a continuous basis.

For its services as the principal underwriter of the Fund’s shares, the Distributor receives a monthly fee, paid by the Advisor and not by the Fund or the Trust, at the rate of 0.01% of the average daily net assets of the Trust, subject to a monthly minimum fee. This monthly minimum fee is calculated at $300 times the number of Funds offered by the Trust. The Distributor is also reimbursed for certain out-of-pocket expenses which include but are not limited to: printing, postage and handling, shipping, record storage, legal expenses associated with negotiating customized agreements with selling group counterparties and regulatory filing fees and all other expenses incurred on behalf of the Trust. Additional fees not contemplated in this schedule will be negotiated on a per occurrence basis.

Prior to January 22, 2008, the Distributor also served as the principal underwriter to the Predecessor Fund. During the most recent fiscal year ended October 31, 2007, the Distributor received the following commissions and other compensation from the Predecessor Fund:

Name of Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(1)
Small Cap Fund	$0	$0	$0	$0

(1)	The Distributor may receive Distribution (i.e., Rule 12b-1) fees from the Retail Class Shares of the Predecessor Fund in connection with its sale and servicing.

PERFORMANCE

From time to time the Small Cap Fund may advertise its total return and yield. “Total return” is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of purchase price.

The “yield” of the Small Cap Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement (using the average number of shares entitled to receive dividends) by the maximum offering price per share on the last day of the period. The calculation includes among expenses of such Fund, for the purpose of determining net investment income, all recurring charges for the period stated. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The Small Cap Fund may also include its distribution rate in its advertisements. The distribution rate is the amount of distributions per share made over a 12-month period divided by the current net asset value.

Total return quotations used by the Small Cap Fund are based on standardized methods of computing performance mandated by SEC rules. The “average annual total return (before taxes)” of the Small Cap Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods or for the life of such Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment.

Prior to January 22, 2008, the Small Cap Fund was a series of shares of Unified Series Trust. In connection with the reorganization, the Small Cap Fund adopted the financial statements and performance information of its corresponding Predecessor Fund. The average annual total returns (after taxes on distributions) and average annual total returns (after taxes on distributions and redemptions) for the Small Cap Fund (including its Predecessor Fund) for the one-year, five-years and ten-years periods (or the life of the Fund, if shorter), are set forth in the prospectus. The following are the average annual returns for the Small Cap Fund (including its Predecessor Fund) – before taxes for the one year, five year and ten year periods (or the life of the Fund, if shorter), ended October 31, 2007:

Average Annual Returns for the Periods Ended October 31, 2007

Fund	1 Year	Since Inception
Small Cap Fund [2]	12.16%	18.68% [1]

1.	The Predecessor Fund commenced operations December 31, 2003.
2.	Represents the performance of the Retail Class Shares of the Predecessor Fund. Prior to August 22, 2007, the Predecessor Fund only offered one class of shares, which are the Retail Class Shares.

As the following formula indicates, the average annual total return (before taxes) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC formula:

P(1 + T)n = ERV

Where

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

“Average annual total return (after taxes on distributions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

“Average annual total return (after taxes on distributions and redemptions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or loses (e.g., short-term or long-term).

Comparisons and Advertisements.   To help investors better evaluate how an investment in the Small Cap Fund might satisfy its investment objective, advertisements regarding the Fund may discuss yield or total return for the Small Cap Fund as reported by various financial publications and/or compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

Lehman Treasury Index;

Salomon Bros. Corporate Bond Index;

U.S. Treasury Bills;

Consumer Price Index;

S&P 500® Composite Index;

S&P Mid Cap 400® Index;

Russell 2000® Value Index

Lehman Brothers Intermediate Government/Credit Index;

Dow Jones Industrial Average;

Morningstar Indices; and

Mutual Fund returns calculated by the CDA Technologies, Inc.

FINANCIAL STATEMENTS

The Annual Report to Shareholders with respect to the Predecessor Fund for the fiscal year ended October 31, 2007 has been filed with the SEC. The financial statements contained in such Annual Report are included in this SAI. No other parts of the Annual Report to Shareholders are included herein. The financial statements and financial highlights for the Predecessor Fund included in such Annual Report to Shareholders have been audited by the Fund’s (and the Predecessor Fund’s) independent registered public accountants, Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), whose report thereon also appears in such Annual Report and is also included herein. The financial statements in such Annual Report have been included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

I.	PROXY VOTING POLICY AND PROCEDURES

A.	Policy.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When DVM has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

B.	Proxy Voting Procedures.

All proxies received by Dreman Value Management, LLC will be sent to the Chief Operating Officer, VP of Operations, or their designate. The person that receives the proxy will:

1.          Keep a record of each proxy received.

2.          Forward the proxy to both the Portfolio Manager and DVM’s Chief Investment Officer (the “CIO”).

3.          Determine which accounts managed by DVM holds the security to which the proxy relates.

4.          Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

5.          Absent material conflicts (see Section V), the Portfolio Manager and CIO will determine how DVM should vote the proxy. The Portfolio Manager and the CIO will send their decision on how Dreman Value Management, LLC will vote the proxy to the Chief Operating Officer or VP of Operations. The person receiving the instructions is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

6.          DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the Chief Operating Officer or VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

7.          Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

8.          DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

•	the name of the issuer of the portfolio security;
•	the exchange ticker symbol of the portfolio security[1];
•	the CUSIP number of the portfolio security[1];
•	the shareholder meeting date;
•	a brief description of the matter voted on;
•	whether the matter was put forward by the issuer or a shareholder;
•	whether the investment company Client voted;
•	how the investment company Client cast its vote; and
•	whether the investment company Client cast its vote for or against management.

C.	Voting Guidelines.

In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, DVM will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

1.          Whether the proposal was recommended by management and DVM’s opinion of management;

2.          Whether the proposal acts to entrench existing management; and

3.          Whether the proposal fairly compensates management for past and future performance.

DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

_________________________

1The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it’s not available through reasonably practicable means.

D.	Conflicts of Interest.

The Compliance Officer will identify any conflicts that exist between the interest of DVM and its Clients. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

If a material conflict exist, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

E.	Disclosure.

DVM will disclose in its Form ADV, Part II that Clients may contact the COO or CCO or Compliance Manager, or Compliance staff person, via e-mail or telephone at mappleton@dreman.com or 201-793-2005 in order to obtain information on how DVM voted such Client’s proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client’s proxy.

A concise summary of these Proxy Voting Policies and Procedures will be included in DVM’s Form ADV, Part II, and will be updated whenever these policies and procedures are updated. The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

F.	Record Keeping.

The Compliance Officer will maintain files relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM. Records of the following will be included in the files:

1.          Copies of these proxy voting policies and procedures and any amendments thereto.

2.          A copy of each proxy statement that DVM receives provided however that DVM may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available. DVM may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

3.          A record of each vote that DVM casts. DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

4.          A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes that decision.

5.          A copy of each written Client request for information on how DVM voted such Client’s proxies, and a copy of any written response to any (written and oral) Client request for information on how DVM voted its proxy.

6.          DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX.

DREMAN CONTRARIAN FUNDS

Dreman Quantitative Large Cap Value Fund

Dreman Quantitative Mid Cap Value Fund

Dreman Quantitative Small Cap Value Fund

PROSPECTUS

January 23, 2008

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

DREMAN CONTRARIAN FUNDS

In General

This prospectus describes the Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund, each of which is a series of shares offered by Dreman Contrarian Funds (the “Trust”). Each Fund began operations as a separate portfolio (each, a “Predecessor Fund”) of Unified Series Trust. On January 22, 2008, each Predecessor Fund was reorganized as a new portfolio of the Trust. Each of these Funds is managed using a “quantitative value” investment process.

Quantitative Screening Process

Dreman Value Management, LLC (the “Advisor”) serves as the investment adviser to each of the Funds. The Advisor identifies potential investment opportunities for each Fund by emphasizing stocks that it believes offer unique investment values. The Advisor is a deep value contrarian investor that focuses on finding bargains (i.e., temporarily depressed or overlooked stocks that the market has misjudged as to future prospects).

The Advisor’s investment process begins with a quantitative (i.e., statistical) screening process that identifies a universe of potentially undervalued stocks. For example, securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, its industry or the stock market in general, or as a result of market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. Because the Advisor believes that a strategy that merely seeks to invest in “cheap” stocks seldom achieves consistently superior results, the primary quantitative factor in the Advisor’s investment process is to identify stocks with low price-to-earnings (P/E) ratios. The Advisor believes that a low P/E ratio is the common characteristic of stocks with the potential for superior performance. In addition, the Advisor’s screening process seeks to identify stocks whose market prices are low in relation to their book value and cash flow. Other characteristics sought by the Advisor include stocks with strong financial positions, and those with relatively low or sharply declining institutional ownership, because the Advisor believes that low institutional ownership indicates that such stocks are falling out of favor with the investment community and may indicate that such stocks are becoming cheap. The quantitative process also screens each candidate’s debt-to-capital ratio to determine that there is a manageable amount of debt on a candidate’s balance sheet, with a goal of identifying companies with no more than 50% to 60% of their total capital composed of debt. The Advisor may also screen a company’s cash and current ratio, with a goal of identifying companies with strong staying power, and those with the ability to self-finance should the need arise.

Once the Advisor’s proprietary quantitative screening process has identified a universe of potentially undervalued stocks, the Advisor engages in a fundamental analysis of each identified stock in order to select a group of promising stocks that it believes have fundamental strength and strong management. The Advisor will seek to avoid stocks with problematically low P/E ratios and concentrate on those stocks that have shown above average earnings growth on both a five- and ten-year basis. The Advisor will seek to limit portfolio risk by avoiding the deceptively appealing “fad” of the day. The Advisor believes that buying securities at a price that is below their true worth may achieve greater returns than those generated by paying premium prices for companies currently in favor in the market. Because the Advisor intends to select securities that may be out of favor with investors, the Advisor believes in the importance of patience in waiting for the market’s realization of underlying value to come into line with the Advisor’s opinion of a security’s value. As a consequence, each Fund’s portfolio turnover rate may be significantly lower than industry averages.

The Advisor typically will sell a stock when the Advisor believes that its price is unlikely to go higher, its fundamental factors have changed, or other investments offer better opportunities. The Advisor will seek to avoid the common mistake of “overstaying,” or watching the price of a particular stock move sharply higher only to see it nosedive thereafter.

DREMAN QUANTITATIVE LARGE CAP VALUE FUND

Risk Return Summary

Investment Objective

The investment objective of the Dreman Quantitative Large Cap Value Fund (the “Large Cap Fund”) is total return. Total return is comprised of both capital appreciation and income.

Principal Strategies

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets in equity securities of large capitalization (“large cap”) companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500® Index. As of September 30, 2007, the market capitalizations of companies included in the S&P 500® Index ranged from $1.33 billion to $513 billion. The Advisor utilizes its quantitative screening process described above to identify overlooked large cap companies with low P/E ratios, solid financial strength and strong management, that are selling below their intrinsic value and that pay relatively high dividends.

The Advisor then screens the candidates identified by its quantitative screening process for securities with an above-average dividend yield because the Advisor believes that high yield is a crucial indicator of investment success. Furthermore, the Advisor believes that the dividend growth rate of low P/E ratio securities tends to be significantly greater than average. Generally, the Advisor adopts a buy-and-hold portfolio, and the importance of dividends becomes a critical factor in total return in down-market periods. The Advisor believes that an above-average dividend yield gives a portfolio a potentially strong defensive characteristic. Furthermore, the Advisor believes that dividends not only provide most of any return during such periods, but that an above-average dividend yield also provides strong protection in down markets. In a volatile market environment, the Advisor believes that dividend yield can lower a portfolio’s volatility.

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets in equity securities of large cap companies. This investment policy may not be changed without at least 60 days’ notice to Large Cap Fund shareholders. Equity securities in which the Large Cap Fund may invest include common stocks, preferred stocks, convertible securities (such as convertible preferred stock or convertible debt securities), warrants, securities of other investment companies (including mutual funds, closed-end funds and exchange-traded funds) that invest primarily in large cap companies, foreign securities (directly or through American Depository Receipts) and equity real estate investment trusts (“REITs”). While the Large Cap Fund normally will seek to invest in dividend-paying securities, the Fund also may acquire securities that do not pay dividends in anticipation of market appreciation or future dividends. To the extent the Advisor can find undervalued large cap equity securities trading at sufficiently attractive prices in various sectors, it will attempt to allocate the Large Cap Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Large Cap Fund may hold a substantial portion of its assets in one particular sector at a given time.

The Large Cap Fund intends to remain primarily invested in large cap equity securities. However, the Large Cap Fund also may invest in equity securities of medium capitalization and small capitalization companies. The Large Cap Fund may also invest in non-equity securities, such as fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities. The Large Cap Fund may invest in derivatives, including index futures contracts, and options on stocks and index futures contracts (both purchases and sales (i.e., option writing) of puts and calls), to optimize returns under changing market conditions.

Principal Risks of Investing in the Large Cap Fund:

The principal risks of investing in the Large Cap Fund, which could adversely affect its net asset value, are set forth below. A detailed description of these risks is included under “Summary of the Principal Risks of Investing in the Funds,” below.

•	Equity Risk
•	Value Risk
•	Management Risk
•	Large Cap Risk
•	Mid Cap Risk
•	Small Cap Risk
•	Foreign Risk
•	Derivatives Risk
•	Investment Company Securities Risk
•	Sector Risk
•	REIT Risk
•	Fixed Income Securities Risks

Is the Large Cap Fund Right for You?

The Large Cap Fund may be a suitable investment for:

•	long-term investors seeking a fund with a total return investment strategy
•	investors willing to accept price fluctuations in their investment
•	investors who can tolerate the general risks associated with equity investments

How has the Large Cap Fund performed in the past?

No performance information is being presented because the Large Cap Fund has not yet completed a full calendar year of investment operations.

DREMAN QUANTITATIVE MID CAP VALUE FUND

Risk Return Summary

Investment Objective

The investment objective of the Dreman Quantitative Mid Cap Value Fund (the “Mid Cap Fund”) is long-term capital appreciation.

Principal Strategies

Under normal circumstances, the Mid Cap Fund will invest at least 80% of its net assets in equity securities of medium capitalization (“mid cap”) companies, which the Advisor defines as companies with market capitalizations ranging from $2 billion to $20 billion. As of September 30, 2007, the market capitalizations of companies included in the S&P Mid Cap 400® Index ranged from $320 million to $12.02 billion. The Advisor utilizes the quantitative screening process described above to identify overlooked mid cap companies with low P/E ratios, solid financial strength and strong management, that are selling below their intrinsic value as determined by the Advisor.

Under normal circumstances, the Mid Cap Fund will invest at least 80% of its net assets in equity securities of mid cap companies. This investment policy may not be changed without at least 60 days’ notice to Mid Cap Fund shareholders. Equity securities in which the Mid Cap Fund may invest include common stocks, preferred stocks, convertible securities (such as convertible preferred stock or convertible debt securities), warrants, securities of other investment companies (including mutual funds, closed-end funds and exchange-traded funds) that invest primarily in mid cap companies, foreign securities (directly or through American Depository Receipts) and equity REITs. To the extent the Advisor can find undervalued mid cap equity securities trading at sufficiently attractive prices in various sectors, it will attempt to allocate the Mid Cap Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Mid Cap Fund may hold a substantial portion of its assets in one particular sector at a given time.

The Mid Cap Fund intends to remain primarily invested in mid cap equity securities. However, the Mid Cap Fund also may invest in equity securities of large cap companies that are similar in market cap to those listed on the S&P 500® Index or the Russell 1000® Index, or of small cap companies that are similar in market cap to those listed on the Russell 2000 Value Index. The Mid Cap Fund may also invest in non-equity securities, such as fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities. Additionally, the Mid Cap Fund may invest in derivatives, including index futures contracts, and options on stocks and index futures contracts (both purchases and sales (i.e., option writing) of puts and calls), to optimize returns under changing market conditions.

Principal Risks of Investing in the Mid Cap Fund:

The principal risks of investing in the Mid Cap Fund, which could adversely affect its net asset value, are set forth below. A detailed description of these risks is included under “Summary of the Principal Risks of Investing in the Funds,” below.

•	Equity Risk
•	Value Risk
•	Management Risk
•	Mid Cap Risk
•	Large Cap
•	Small Cap Risk
•	Foreign Risk
•	Derivatives Risk
•	Investment Company Securities Risk
•	Sector Risk
•	REIT Risk
•	Fixed Income Securities Risks

Is the Mid Cap Fund right for you?

The Mid Cap Fund may be a suitable investment for:

•	long-term investors seeking a fund with a long-term capital appreciation investment strategy
•	investors willing to accept greater price fluctuations associated with investments in mid cap companies
•	investors who can tolerate the general risks associated with equity investments
•	investors who can tolerate the risks associated with mid cap stocks

How has the Mid Cap Fund performed in the past?

No performance information is being presented because the Mid Cap Fund has not yet completed a full calendar year of investment operations.

DREMAN QUANTITATIVE SMALL CAP VALUE FUND

Risk/Return Summary

Investment Objective

The investment objective of the Dreman Quantitative Small Cap Value Fund (the “Small Cap Fund”) is long-term capital appreciation.

Principal Strategies

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets in equity securities of small capitalization (“small cap”) companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of September 30, 2007, the market capitalizations of companies included in the Russell 2000® Value Index ranged from $72 million to $5.2 billion. The Advisor utilizes the quantitative screening process described above to identify overlooked small cap companies with low P/E ratios, solid financial strength and strong management, that are selling below their intrinsic value, as determined by the Advisor.

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets in equity securities of small cap companies. This investment policy may not be changed without at least 60 days’ notice to Small Cap Fund shareholders. Equity securities in which the Small Cap Fund may invest include common stocks, preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, warrants, securities of other investment companies (including mutual funds, closed-end funds and exchange-traded funds) that invest in small cap companies, foreign securities (directly or through American Depository Receipts) and equity REITs. To the extent the Advisor can find undervalued small cap equity securities trading at sufficiently attractive prices in various sectors, it will attempt to allocate the Small Cap Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Small Cap Fund may hold a substantial portion of its assets in one particular sector at a given time.

The Small Cap Fund intends to remain primarily invested in small cap equity securities. However, the Small Cap Fund may also invest in equity securities of large cap and mid cap companies. The Small Cap Fund may also invest in non-equity securities, such as fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities. Additionally, the Small Cap Fund may invest in derivatives, including index futures contracts, and options on stocks and index futures contracts (both purchases and sales (i.e., option writing) of puts and calls) to optimize returns under changing market conditions.

Principal Risks of Investing in the Small Cap Fund:

The principal risks of investing in the Small Cap Fund, which could adversely affect its net asset value, are set forth below. A detailed description of these risks is included under “Summary of the Principal Risks of Investing in the Funds,” below.

•	Equity Risk
•	Value Risk
•	Management Risk
•	Small Cap Risk
•	Foreign Risk
•	Mid Cap Risk
•	Large Cap
•	Derivatives Risk
•	Investment Company Securities Risk
•	Sector Risk
•	REIT Risk
•	Fixed Income Securities Risks

Is the Small Cap Fund right for you?

The Small Cap Fund may be a suitable investment for:

•	long-term investors seeking a fund with a long-term capital appreciation investment strategy
•	investors willing to accept greater price fluctuations associated with investments in smaller companies
•	investors who can tolerate the general risks associated with equity investments
•	investors who can tolerate the greater risks associated with small cap stocks

How has the Small Cap Fund performed in the past?

No performance information is being presented because the Small Cap Fund has not yet completed a full calendar year of investment operations.

SUMMARY OF THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Each Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that a Fund’s investments will under-perform the securities markets generally.

Value Risk. The Funds seek to invest in securities that are undervalued or out of favor with the market in the Advisor’s opinion. The market may not agree with the Advisor’s determination that a security is undervalued, and the security’s price may not increase to what the Advisor believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. These stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Funds’ overall performance may suffer.

Large Cap Risk. Large cap companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the share price of a Fund that invests in such securities may not rise as much as share prices of funds that focus on smaller capitalization companies.

Mid Cap Risk. Stocks of mid cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

Small Cap Risk. To the extent a Fund invests in small cap companies, it will be subject to additional risks. These include:

•	The earnings and prospects of smaller companies are more volatile than larger companies.
•	Smaller companies may experience higher failure rates than do larger companies.
•

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

•	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect a Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Advisor does not intend to hedge against currency movements in the various markets in which the Funds invest so the value of a Fund is subject to the risk of adverse changes in currency exchange rates.

Investment Company Securities Risks. When a Fund invests in another investment company, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, such Fund will incur higher expenses, many of which may be duplicative. In addition, a Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). A Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Closed-End Fund Risk. The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect a Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed end fund’s net asset value. This means that a closed end fund’s shares may trade at a discount to (or below) its net asset value

Derivatives Risk. Each Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of its portfolio, to diversify its portfolio, as a substitute for taking a position in an underlying debt security, or to reduce transaction costs associated with managing the Fund’s portfolio. A small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments.

Put and Call Options Risks. Each Fund may use options as part of its investment program. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. In such event, the securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the exercise price, the seller will incur substantial losses when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. In such case, the seller will be obligated to purchase the securities at a much higher price from the option holder than the prevailing market price of the securities. The seller will suffer substantial losses to the extent the premium received is less than the difference between the option price and the market price of the securities. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Futures Contracts and Options on Futures Contracts Risks. Each Fund may trade in futures contracts (and related options) on securities indices, U.S. government securities, currencies, and other financial instruments or commodities, a practice which may involve substantial risks. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved to the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent a Fund from promptly liquidating unfavorable positions and cause it to be subject to substantial losses. In addition, a Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (the “CFTC”) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities. Trading in commodity futures contracts and related options are highly specialized activities that may entail greater than ordinary investment or trading risks.

Hedging Risks. When the Advisor uses options and futures contracts for hedging purposes, the profit or loss associated with the options or futures contracts is intended to offset any profit or loss associated with corresponding long positions in other securities, and thus hedging strategies will reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the long positions. Also, to the extent the profit or loss from the derivative and from the corresponding long position do not correlate, there is the risk that a Fund will realize a net loss.

Counterparty Risk. Many of the markets in which the Funds effect derivative transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. When a Fund invests in derivative, over-the-counter transactions (including options), it is assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing a Fund to suffer a loss. Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Fund has concentrated its transactions with a single or small group of counterparties. No Fund is restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. The ability of a Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by a Fund.

Liquidity Risk. With derivative investments, there is the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired.

Sector Risk. To the extent that a Fund focuses in one or more sectors, factors affecting those sectors could affect the Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

Real Estate Investment Trust (REIT) Risk. When a Fund invests in a REIT, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (i) dependency upon management skills; (ii) limited diversification; (iii) the risks of locating and managing financing for projects; (iv) heavy cash flow dependency; (v) possible default by borrowers; (vi) the costs and potential losses of self-liquidation of one or more holdings; (vii) the possibility of failing to maintain exemptions from securities registration; and (viii) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

A Fund is not a complete investment program. As with any mutual fund investment, each Fund’s returns will vary and you could lose money.

FEES AND EXPENSES OF INVESTING IN THE FUNDS

The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Shareholder Fees (fees paid directly from your investment)

	Large Cap Fund	Mid Cap Fund	Small Cap Fund
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee [1,2]	1.00%	1.00%	1.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Large Cap Fund [3]	Mid Cap Fund [3]	Small Cap Fund [3]
Management Fees	0.75%	0.85%	0.95%
Distribution (12b-1) Fees [4]	0.25%	0.25%	0.25%
Other Expenses [5]	22.18%	29.97%	31.11%
Acquired Fund Fees and Expenses [5,6]	0.12%	0.11%	0.11%
Total Annual Fund Operating Expenses (Before Waivers)	23.30%	31.18%	32.42%
Fee Waiver 4, [7]	(21.38)%	(29.17)%	(30.31)%
Net Expenses 4, [8]	1.92%	2.01%	2.11%
1.	A $15 wire transfer fee is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
2.

The Funds are intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund costs, each Fund charges a 1.00% early redemption fee on shares redeemed less than one year after they are purchased. The Funds may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

3.	Each Fund began operations as a separate portfolio (each, a “Predecessor Fund”) of Unified Series Trust. On January 22, 2008, each Predecessor Fund was reorganized as a new portfolio of the Trust.
4.

The Advisor currently is waiving the 12b-1 fee of 0.25% for each Fund, which results in net expenses after waiver and reimbursement of 1.67%, 1.76% and 1.86% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively. This 12b-1 fee waiver is voluntary and may be discontinued at any time. Accordingly, it is not reflected in the numbers included in the fee table above under the captions “Fee Waiver” or “Net Expenses.”

5.

Each Fund (and its Predecessor Fund) are new funds and do not yet have a full year of operating history. Accordingly, the captions “Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for its first year of operations.

6.

“Net Expenses” in this fee table will not correlate to the ratio of expenses to average net assets in the Funds’ financial statements (or the Financial Highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Funds, not the indirect fees and expenses of investing in underlying mutual funds acquired by the Funds (“Acquired Funds”) or the 12b-1 fees which are being voluntarily waived. Excluding the Fees and Expenses of Acquired Funds, Net Expenses before the voluntary waiver of the 12b-1 fee of 0.25% for each Fund are 1.80% for the Large Cap Fund, 1.90% for the Mid Cap Fund, and 2.00% for the Small Cap Fund.

7.

The Advisor has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary to maintain each Fund’s operating expenses at 1.55%, 1.65% and 1.75% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively. Net Expenses of a Fund will be higher than these amounts because, as described in more detail in foot note No. 8, below, Net Expenses include certain other fees and expenses such as 12b-1 fees and the Fees and Expenses of Acquired Funds. The Advisor’s contractual agreement to waive its management fee and/or reimburse certain operating expenses runs through October 31, 2009. Some of the Funds’ operating expenses, such as brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Acquired Fund Fees and Expenses) are not subject to reimbursement under this agreement. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which that particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation set forth above.

8.

Net Expenses of the Large Cap Fund are calculated as 1.92% of its average daily net assets based on the Advisor’s agreement to cap certain operating expenses at 1.55%, plus 12b-1 fees of 0.25% and Fees and Expenses of Acquired Funds of 0.12%. Net Expenses of the Mid Cap Fund are calculated as 2.01% of its average daily net assets based on the Advisor’s agreement to cap certain operating expenses at 1.65%, plus 12b-1 fees of 0.25% and Fees and Expenses of Acquired Funds of 0.11%. Net Expenses of the Small Cap Fund are calculated as 2.11% of its average daily net assets based on the Advisor’s agreement to cap certain operating expenses at 1.75%, plus 12b-1 fees of 0.25% and Fees and Expenses of Acquired Funds of 0.11%.

Example:

Based on the costs above, this example helps you compare the expenses of a Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for at least one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

	1 Year	3 Years
Large Cap Fund	$202	$3,055
Mid Cap Fund	$211	$3,965
Small Cap Fund	$222	$4,123

GENERAL INVESTMENT STRATEGIES AND RELATED RISKS

Foreign Stocks. Each Fund may invest in foreign stocks, either directly or through ADRs. ADRs are U.S. dollar-denominated certificates issued by U.S. banks that evidence ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Securities of foreign companies may be riskier than securities of U.S. companies.

Investments in Other Investment Companies. Each Fund may invest in other investment companies, including open end mutual funds, money market funds, ETFs (including ETFs that hold portfolios of securities that closely track the price performance and dividend yield of various indices), and actively managed closed-end funds. Subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund may elect to pursue its investment objectives either by investing directly in securities or, by investing in one or more of these investment companies (collectively, “underlying funds”). As a shareholder of an underlying fund, a Fund indirectly will bear management and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in closed end funds. The structure of a closed-end fund poses additional risks than are involved when investing in open-end mutual funds. For example, closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder, and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market value rises and a fund’s premium narrows or its discount widens, the price return of the closed-end fund – the actual return to the shareholder – will be less than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in, and levels of, premiums and discounts. The market price of closed-end fund shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to the closed fund’s net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets in the attempt to enhance their yield at the expense of increased NAV volatility.

Derivatives. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Futures contracts and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The derivative securities which a Fund may purchase or sell, for both hedging and non-hedging purposes, include exchange-traded put or call options, futures contracts, options on futures contracts and other securities or contracts whose values depend on the value of one or more other assets, such as securities or various indices.

As a hedging strategy, the Fund may use derivatives to “lock-in” realized but unrecognized gains in the value of the Fund’s portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

The Fund also may use derivative instruments to manage the risks of its portfolio or to obtain market exposure. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in the Fund’s portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, or holding certain securities, or creating or altering exposure to debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional debt securities would.

Futures contracts are a type of derivative that enable a Fund to buy or sell an asset in the future at an agreed-upon price. Options are a type of derivative that give the purchaser the right, or the writer the obligation, to buy or sell an asset at a pre-determined price in the future. Derivatives have risks associated with them including the risk that the use of such instruments could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures contracts entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivatives would reduce net asset value, and possibly income, and such losses can be greater than if the derivative transactions had not been utilized.

Changes in Investment Objectives and Policies. Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders.

Temporary Defensive Measures. From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold up to 100% of its assets in short-term U.S. government securities, money market instruments, shares of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective. Each Fund may also invest in these instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

HOW TO BUY SHARES

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in a Fund is $2,500 and minimum subsequent investments are $1,000. The Advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or other intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this prospectus); and
•	a check (subject to the minimum amounts) made payable to the appropriate Fund.

Mail the completed application and check to:

U.S. Mail:

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

By Wire – You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 800-247-1014 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and it transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but a Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of a Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name of your account(s)
•	your account number(s)
•	the name of the appropriate Fund
•	a check made payable to the appropriate Fund

Checks should be sent to the appropriate Fund at the address listed under the heading “Initial Purchase - By Mail” in this prospectus. A bank wire should be sent as outlined under the heading “Initial Purchase - By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in any Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Each Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds’ transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of a Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services at 800-247-1014 about the IRA custodial fees.

Distribution Plan

Each Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the 1940 Act. Under each Fund’s plan, the Fund can pay a fee of up to 0.25% of the Fund’s average daily net assets to the Advisor or certain broker-dealers, investment advisers, banks or other financial institutions to help defray the cost of servicing Fund shareholders. Because these fees are an ongoing expense, over time they reduce the net investment results of a Fund and may cost you more than paying other types of sales charges.

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the appropriate Fund. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer, which fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, that Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

Fund Policy on Market Timing

Each Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Funds. A 1.00% short-term redemption fee will be assessed by each Fund against investment proceeds withdrawn within one year of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, each Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (a “Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Funds’ Advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed by a Fund to be “market-timers.”

While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

By Mail – You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:

Dreman Contrarian Funds

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at 800-247-1014 if you have questions. At the discretion of the Funds or the Funds’ transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone – You may redeem any part of your account in a Fund by calling Shareholder Services at 800-247-1014. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Additional Information – If you are not certain of the requirements for a redemption please call Shareholder Services at 800-247-1014. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on a Fund’s net asset value per share (the “NAV”). The NAV is calculated for each Fund at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after a Fund receives your order in proper form.

Each Fund’s assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Advisor pursuant to guidelines approved by the Board of Trustees. Good faith pricing also is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders, or that a Fund will realize fair valuation upon the sale of a security. Investments in derivatives are more likely to trigger fair valuation than investments in other securities.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its net investment income and any net realized capital gain (the excess of net long-term capital gain over net short-term capital loss). Each Fund expects that its distributions will consist primarily of net realized capital gain.

Dividends and distributions will automatically be reinvested in additional shares of the applicable Fund, unless you request cash distributions on your application or through a written request. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends or distributions and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the applicable Fund’s distribution schedule before you invest.

Taxes. In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Distributions attributable to short-term capital gain and net investment income will generally be taxable to you as ordinary income. Distributions attributable to net realized capital gain will generally be taxable to you as long-term capital gain, no matter how long you have owned your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U. S. investors may be subject to U. S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, a Fund must withhold an amount equal to the fourth lowest rate of tax (28% of your taxable distribution and proceeds in 2007) if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and instructs the Fund to do so.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUNDS

Dreman Value Management, LLC, 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611, serves as investment adviser to the Funds. The Advisor was formed in 1997 as the successor firm to Dreman Value Advisors Inc., which was founded in 1977 by David N. Dreman. Mr. Dreman controls a majority interest in the Advisor, which is 100% employee-owned. The Advisor provides investment advice to separately managed accounts, insurance company separate accounts and wrap programs offered to large institutional investors and high-net worth clients. The Advisor also provides investment advisory and sub-advisory services to ten other mutual funds. As of December 31, 2007, the Advisor managed approximately $18.8 billion in assets.

For its investment advisory services to the Funds, the Advisor is paid a fee at the annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively. The Advisor contractually has agreed to waive its fee and reimburse certain Fund operating expenses, but only to the extent necessary to maintain each Fund’s net expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which a Fund may invest) and extraordinary expenses, at 1.55%, 1.65% and 1.75% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively, through October 31, 2009. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation.

The Advisor also served as the investment adviser for each Predecessor Fund. During the fiscal period ended October 31, 2007, the Advisor earned an annual fee equal to 0.75%, 0.85% and 0.95% of the average daily net assets of the Predecessor Large Cap Fund, Predecessor Mid Cap Fund and Predecessor Small Cap Fund, respectively, and waived the entire amount (i.e., did not receive any fees) from each of the Predecessor Funds pursuant to the contractual fee waiver/expense reimbursement agreement with each such Predecessor Fund.

A discussion of the factors that the Board of Trustees considered in approving the Funds’ investment advisory agreements will be contained in the Funds’ semi-annual report to shareholders for the fiscal period ended April 30, 2008.

Portfolio Managers. The investment decisions for each Fund are made by members of the Advisor’s Investment Policy Committee listed below as portfolio manager(s) for a Fund. David N. Dreman serves as portfolio manager for all Funds; F. James Hutchinson serves as portfolio manager for the Large Cap Fund; Mark Roach serves as portfolio manager for the Mid-Cap Fund and Small Cap Fund; and E. Clifton Hoover, Jr. serves as portfolio manager for the Large-Cap Fund and Small Cap Fund. As portfolio managers, these members are primarily responsible for the day-to-day management of the Fund(s) which they manage, except that David N. Dreman has ultimate authority with respect to each Fund’s investment decisions.

David N. Dreman (Portfolio Manager – all Funds). Mr. Dreman serves as Chairman and Chief Investment Officer of the Advisor. As Chairman of the Advisor’s Investment Policy Committee, Mr. Dreman will make the final determination with respect to all investment decisions for the Funds. Mr. Dreman began his investment career in 1957. He is one of the pioneers of contrarian value investing, a disciplined, low P/E approach to stock selection that the Advisor has been applying without style drift for over 20 years.

F. James Hutchinson (Portfolio Manager – Large Cap Fund). Mr. Hutchinson is an Executive Vice President and Managing Director of the Advisor. In addition to serving as a portfolio manager of the Large Cap Fund, he is portfolio manager of the Dreman Contrarian Large Cap Value Fund. Mr. Hutchinson is also the Co-Portfolio Manager of the DWS Dreman High Return Equity Fund and the DWS Dreman Concentrated Value Fund. Prior to joining the Advisor in August 2000, Mr. Hutchinson had over 30 years experience in finance and trust/investment management experience with The Bank of New York. In addition to several senior corporate banking assignments, Mr. Hutchinson was elected president of The Bank of New York (Delaware) in 1987 and president of The Bank of New York – NJ in 1995. In his role as Executive Vice President and Managing Director of the Advisor, Mr. Hutchinson is responsible for marketing and administration, and is a member of the Advisor’s Investment Policy Committee. Mr. Hutchinson graduated from Moravian College with a BA in Economics and has done graduate work at Pace University in New York.

Mark Roach (Portfolio Manager – Mid Cap Fund and Small Cap Fund). Mr. Roach joined the Advisor in November 2006, and currently serves as a Managing Director of the Advisor. He also serves as a portfolio manager of the Advisor’s small and mid cap portfolios. In addition to serving as a portfolio manager of the Mid Cap Fund and Small Cap Fund, he is also portfolio manager of the Dreman Contrarian Mid Cap Value Fund and Dreman Contrarian Small Cap Value Fund. Prior to joining the Advisor, Mr. Roach was a portfolio manager at Vaughan Nelson Investment Management (“Vaughan Nelson”), where he managed equity portfolios using a strategy similar to that used by the Advisor to manage the Mid Cap Fund and Small Cap Fund. From 2002 through 2006, Mr. Roach managed a small cap portfolio at Vaughan Nelson which had assets of over $1.5 billion when he left in 2006. In addition, from April 2006 through his departure from Vaughan Nelson, Mr. Roach also managed a mid cap portfolio with assets of approximately $770 million. Prior to joining Vaughan Nelson, Mr. Roach served as a security analyst for various institutions including 5th 3rd Bank, Lynch, Jones & Ryan and USAA, from 1997 to 2001. He has an MBA from the University of Chicago’s Graduate School of Business and a bachelors Degree from the Baldwin Wallace College.

E. Clifton Hoover Jr. (Portfolio Manager – Large Cap Fund and Small Cap Fund). Mr. Hoover joined the Advisor in December 2006, and currently serves as Managing Director and co-Chief Investment Officer. He also serves as a portfolio manager of the Advisor’s large cap value portfolios. Mr. Hoover has over 20 years of investment experience managing portfolios for both large and small-sized companies. In addition to serving as portfolio manager of the Large Cap Fund and Small Cap Fund, he is portfolio manager of the Dreman Contrarian Large Cap Value Fund and Dreman Contrarian Small Cap Value Fund. Prior to joining the Advisor, Mr. Hoover was a managing director and portfolio manager of NFJ Investment Group, where he oversaw several large and small cap portfolios. In addition, he handled consultant relationship building and retail channel support. Mr. Hoover joined NFJ Investment Group in 1997. From 1992 to 1997, he served as vice president-corporate finance at Credit Lyonnais, where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio. Prior to that time, Mr. Hoover spent two years as a financial analyst for Citibank, and five years as a credit analyst/corporate loan officer for RepublicBank (now Bank of America). Mr. Hoover graduated with a Masters in Finance from Texas Tech University in 1985.

The Funds’ Statement of Additional Information provides the following additional information about the Funds’ portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) each portfolio managers’ ownership of shares of the Funds.

If you invest in a Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on a Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the relevant Fund’s shareholder accounts for which the financial intermediary provides services. A Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by a Fund, the Advisor may pay a fee to financial intermediaries for such services.

To the extent that the Advisor pays a fee to a financial intermediary for distribution or shareholder servicing, the Advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in a Fund and the nature of the services provided by the financial intermediary. Although neither the Funds nor the Advisor pays for the Funds to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Funds may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling a Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. Each Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

FINANCIAL HIGHLIGHTS

Each Fund began operations as a separate portfolio (each, a “Predecessor Fund”) of Unified Series Trust. On January 22, 2008, each Predecessor Fund was reorganized as a new portfolio of Dreman Contrarian Funds. The financial highlights tables on the following pages will help you understand the financial performance for each Predecessor Fund for the fiscal period since a particular Predecessor Fund began operations. Certain information reflects the financial performance of a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Predecessor Fund, assuming all dividends and distributions were reinvested. The information for the fiscal periods has been audited by Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), the Dreman Contrarian Funds’ (and the Predecessor Funds’) Independent Registered Public Accounting Firm, whose report, along with each Predecessor Fund’s financial statements, are included in the Predecessor Funds’ Annual Report to Shareholders and in the Statement of Additional Information. The Annual Report and the Statement of Additional Information are available free of charge upon request.

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

Dreman Quantitative Large Cap Value Fund

Period Ended October 31, 2007 (a)
Selected Per Share Data
Net Asset Value, beginning of period	$10.00
Income from investment operations
Net investment income	0.04
Net realized and unrealized gain	0.95
Total from investment operations	0.99
Less distributions to Shareholders:
From net investment income	--
From net realized gain	--
Total distributions	--
Paid in capital from redemption fees (b)	--
Net Asset Value, end of period	$10.99
Total Return (c)	9.90% (d)
Ratios and Supplemental Data
Net assets, end of period (000)	$796
Ratio of expenses to average net assets	1.55% (e)
Ratio of expenses to average net assets before waiver & reimbursement	21.91% (e)
Ratio of net investment income to average net assets	0.82% (e)
Ratio of net investment income (loss) to average net assets before waiver & reimbursement	(19.54)% (e)
Portfolio Turnover Rate	77.29%
(a)	For the period April 3, 2007 (commencement of operations) to October 31, 2007.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

Dreman Quantitative Mid Cap Value Fund

Period Ended October 31, 2007 (a)
Selected Per Share Data
Net Asset Value, beginning of period	$10.00
Income from investment operations
Net investment income	0.03
Net realized and unrealized gain (loss)	(0.15)
Total from investment operations	(0.12)
Less distributions to Shareholders:
From net investment income	--
From net realized gain	--
Total distributions	--
Paid in capital from redemption fees (b)	--
Net Asset Value, end of period	$9.88
Total Return (c)	- 1.20% (d)
Ratios and Supplemental Data
Net assets, end of period (000)	$494
Ratio of expenses to average net assets	1.65% (e)
Ratio of expenses to average net assets before waiver & reimbursement	29.40% (e)
Ratio of net investment income to average net assets	0.51% (e)
Ratio of net investment income (loss) to average net assets before waiver & reimbursement	(27.23)% (e)
Portfolio Turnover Rate	75.44%
(a)	For the period April 3, 2007 (commencement of operations) to October 31, 2007.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

Dreman Quantitative Small Cap Value Fund

Period Ended October 31, 2007 (a)
Selected Per Share Data
Net Asset Value, beginning of period	$10.00
Income from investment operations
Net investment income	0.02
Net realized and unrealized gain (loss)	(0.91)
Total from investment operations	(0.89)
Less distributions to Shareholders:
From net investment income	--
From net realized gain	--
Total distributions	--
Paid in capital from redemption fees (b)	--
Net Asset Value, end of period	$9.11
Total Return (c)	- 8.90% (d)
Ratios and Supplemental Data
Net assets, end of period (000)	$456
Ratio of expenses to average net assets	1.75% (e)
Ratio of expenses to average net assets before waiver & reimbursement	30.57% (e)
Ratio of net investment income to average net assets	0.43% (e)
Ratio of net investment income (loss) to average net assets before waiver & reimbursement	(28.40)% (e)
Portfolio Turnover Rate	97.51%
(a)	For the period April 3, 2007 (commencement of operations) to October 31, 2007.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

FOR MORE INFORMATION

You can find additional information about the Dreman Contrarian Funds in the following documents:

Annual and Semi-Annual Reports: While the prospectus describes the Funds’ potential investments, the Annual and Semi-Annual Reports detail the Funds’ actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the prospectus and contains detailed information about each Fund and its investment restrictions, risks and policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the U. S. Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and, when available, the Funds’ Annual and Semi- Annual Reports, and request other information about a Fund or make shareholder inquiries, in any of the following ways:

By Telephone:                     Call Shareholder Services at 800-247-1014.

U.S. Mail:                             Dreman Contrarian Funds.

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

As of the date of this prospectus, the Funds do not have an internet website and, therefore, the Funds’ SAI, annual and semi-annual reports are not made available at an Internet site.

You may review and copy information about the Funds (including the SAI and other reports) at the U. S. Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

(Investment Company Act File No. 811-22118)

DREMAN CONTRARIAN FUNDS

c/o Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

STATEMENT OF ADDITIONAL INFORMATION

Dreman Quantitative Large Cap Value Fund

Dreman Quantitative Mid Cap Value Fund

Dreman Quantitative Small Cap Value Fund

January 23, 2008

Dreman Contrarian Funds (the “Trust”) is an open-end management investment company currently offering six series of shares, three of which, the Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund (each, a “Fund,” and collectively, the “Funds”), are covered by this Statement of Additional Information (the “SAI”). This SAI is not a prospectus. It should be read in conjunction with the Funds’ prospectus dated January 23, 2008, as it may be supplemented or revised from time to time. A free copy of the Funds’ prospectus can be obtained by writing Unified Fund Services, Inc., the Funds’ transfer agent, at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, or by calling 800-247-1014.

Each Fund commenced operations as a separate series (a “Predecessor Fund”) of the Unified Series Trust. On January 22, 2008, each Predecessor Fund was reorganized as a new series of the Trust.

The Predecessor Funds’ audited financial statements and the report thereon of Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), the Funds’ (and the Predecessor Funds’) Independent Registered Public Accounting Firm, included in their Annual Report to Shareholders dated October 31, 2007, are included in this SAI. No other parts of the Predecessor Funds’ Annual Report to Shareholders are included herein.

A free copy of the Funds’ prospectus, as well as the Predecessor Funds’ Annual Report to Shareholders dated October 31, 2007, can be obtained by writing Unified Fund Services, Inc., the Funds’ transfer agent, at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, or by calling 800-247-1014.

DESCRIPTION OF THE TRUST AND FUNDS

Dreman Contrarian Funds (the “Trust”) was organized as a Delaware statutory trust on July 31, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and commonly known as a “mutual fund.” This Statement of Additional Information (the “SAI”) relates to the prospectus for the shares of the Dreman Quantitative Large Cap Value Fund (the “Large Cap Fund”), Dreman Quantitative Mid Cap Value Fund (the “Mid Cap Fund”), and Dreman Quantitative Small Cap Value Fund (the “Small Cap Fund”). Each Fund is a “diversified” series of the Trust, as that term is defined in the 1940 Act.

Each Fund commenced operations as a separate series (each, a “Predecessor Fund”) of the Unified Series Trust. Each Fund commenced operations on April 3, 2007. On January 22, 2008, each Predecessor Fund was reorganized as a new portfolio of the Trust. References in this SAI are to a Predecessor Fund’s current name. In addition, certain of the financial information contained in this SAI is that of the Predecessor Funds’.

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any un-issued shares into one or more series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of six series of shares, three of which, the Large Cap Fund, the Mid Cap Fund and the Small Cap Fund, are discussed in this SAI. The Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Board of Trustees has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any series or class thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or class thereof into one or more series or classes of shares, and to take such other action with respect to the Trust’s shares as the Board of Trustees may deem desirable. The Declaration of Trust authorizes the trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Holders of shares in a series of the Trust will vote in the aggregate and not by class on all matters, except that each class has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class. Further, shareholders of each of the Trust’s series will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of the series. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by the holders of a majority of the outstanding voting securities of such series. However, the Rule also provides that the ratification of the selection of the independent registered public accounting firm, the approval of principal underwriting contracts, and the election of trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to series.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Funds may make and some of the techniques they may use.

A.         Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period, and are discussed in more detail below. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Each Fund will invest principally in a diversified portfolio of equity securities of companies that Dreman Value Management, LLC (the “Advisor”), the Funds’ investment adviser, believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. Each Fund may also invest in initial public offerings. Each Fund will invest in equity securities that offer unique investment values. The criterion used to identify such stocks include below average P/E, price-to-book, price-to-cash flow ratios and above average dividend yields.

B.         Fixed Income Securities. Each Fund intends to remain substantially invested in equity securities; however a Fund may invest in fixed income securities if the Advisor believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities. Fixed income securities include corporate debt securities, convertible debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

C.         Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into, or exchanged for, a prescribed amount of common stock. Each Fund may invest in convertible securities rated B or higher by Standard and Poor’s Ratings Group (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were enacted that required that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting a Fund’s objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

D.         Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for a Fund. The Advisor expects, however, that generally the preferred stocks in which a Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

E.         Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

F.         Reverse Repurchase Agreements. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Advisor. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets, such as liquid high quality debt securities, having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

G.         Foreign Securities. Each Fund may invest in foreign securities, either directly or through American Depository Receipts (“ADRs”). ADRs are U.S. dollar-denominated certificates issued by U.S. banks that evidence ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. securities, and which may favorably or unfavorably affect a Fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market. In addition, securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater in those markets than in the U.S. In all cases, the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions.

H.         Strategic Transactions and Derivatives. Each Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

1.          Options on Securities Indices. Each Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2.          General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. Each Fund is authorized to purchase and sell exchange listed options. However, the Funds may not purchase or sell over-the-counter options, which are considered illiquid by the staff of the U.S. Securities and Exchange Commission (the “SEC”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

A Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

3.          General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A Fund’s use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 15% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 15% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

4.          Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

I.          Warrants. Each Fund may invest in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

J.          Corporate Debt Securities. Each Fund may invest in corporate debt securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investments in corporate debt securities involve both credit and interest rate risk. The value of fixed-income securities will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt securities generally offer less current yield than securities of lower quality, but lower quality securities generally have less liquidity, greater credit and market risk and, as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

K.         Lower Quality Debt Securities. Each Fund may invest in lower-rated securities or comparable unrated securities. These securities (commonly called “junk bonds”) often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor’s research and credit analysis are an integral part of managing any securities of this type held by a Fund. In considering investments for a Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

L.         Rule 144A Securities. Each Fund may invest in Rule 144A securities that the Advisor determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restrictions on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers or sellers of the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

M.        Investment Companies Securities. Subject to the restrictions and limitations of the 1940 Act, each Fund may invest in other investment companies including mutual funds, closed-end funds and exchange traded funds (“ETFs”). As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds. For example, closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time (in the initial public offering), after which the shares typically trade on a secondary market, such as the New York Stock Exchange or the Nasdaq Stock Market. In addition, closed-end fund shares generally are not redeemable. That is, a closed-end fund is not required to buy its shares back from investors upon request. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market falls and the fund’s discount increases or its premium decreases, the price return of the closed-end fund – the actual return to the shareholder – will be less than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts. Interest rate risk is one of two major factors that triggers changes in a closed-end fund’s premium/discounts. When interest rates rise, bond prices (and consequently the net asset values of income funds – municipal-bond funds, preferred-stock funds, etc.) decline. Declining bond prices may cause a closed-end fund’s price to decline faster as investors sell their shares in the open market. On the other hand, the opposite scenario also occurs. When rates fall and the net asset values of income-oriented closed-end funds rise, their prices tend to rise faster as investors buy in, resulting in narrower discounts and wider premiums. A second factor that may contribute to changes in premium/discount without necessarily a change in net asset value is low trading volumes and liquidity in the shares of the closed-end fund. Most closed-end funds trade actively, and their shares are liquid. Some funds, however, trade less actively, and may not be very liquid. The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to net asset value.

Another feature that distinguishes closed-end funds from mutual funds is their ability to leverage a higher percentage of their assets (that is, use borrowed money to buy additional assets). Closed-end funds use several different methods to borrow money – issuing preferred stock, entering into reverse repurchase agreements and dollar rolls, borrowing under bank lines of credit, and so on. Leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. The maximum leverage ratio depends on how a closed-end fund leverages its assets – 33 1/3% if debt is used, 50% if preferred stock is used. Thus, a closed-end fund with $100 million in net assets may borrow an additional $50 million, so that the borrowed amount ($50 million) is 33 1/3% of the total assets ($150 million). Although closed-end funds rarely de-leverage their assets completely, sometimes such funds may be forced to reduce leverage when the underlying market weakens dramatically, causing the fund’s total assets to decline to a level where the leverage ratio exceeds the permitted maximum. A forced reduction in leverage can lead to a dividend reduction if the closed-end fund’s earnings that had been produced by the previously leveraged assets decline.

Closed-end funds usually are offered only once at their initial public offering price and are not actively marketed, although most closed-end funds trade actively and their shares are liquid. The Funds generally will invest in closed-end funds that trade on a national or international exchange. Some closed-end funds trade less actively and may not be very liquid. To the extent that a Fund invests in a thinly-traded closed-end fund, the Fund may be subject to the risk that it can not close out of a position at any time it desires. When a Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund.

ETFs are a type of investment company whose investment objective is to achieve the same return as a particular market index. Legally classified as open-end companies or Unit Investment Trusts (UITs), they differ from mutual funds and UITs in various respects, including that (i) ETFs do not sell individual securities directly to investors, and only issue their shares in large blocks, and (ii) shares of ETFs are available for sale on secondary markets. ETFs in which the Funds may invest include PowerShares, WisdomTree, SPDRs, DIAMONDS, QQQQs, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs. Each Fund may also invest in various sector and sub-sector ETFs. Additionally, the Funds may invest in new exchange-traded shares as they become available. As a shareholder of an investment company, a Fund will indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers.

INVESTMENT LIMITATIONS

Fundamental.   The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.          Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.          Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.          Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.          Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.          Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.          Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.          Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.          Diversification. With respect to 75% of its total assets, each Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on a Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.          Pledging. No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any of its assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.          Borrowing. No Fund will purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.          Margin Purchases. No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.          Illiquid Investments. No Fund will invest more than 15% of its total assets in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under Section 4(2) of that act, when such investments are considered to be liquid by the Advisor.

5.          Name Rule. Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets in equity securities of large capitalization companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500® Index. As of September 30, 2007, the market capitalizations of companies included in the S&P 500® Index ranged from $1.33 billion to $513 billion. Under normal circumstances, the Mid Cap Fund will invest at least 80% of its net assets in equity securities of medium capitalization companies, which the Advisor defines as companies with market capitalizations ranging from $2 billion to $20 billion. As of September 30, 2007, the market capitalizations of companies included in the S&P Mid Cap 400® Index ranged from $320 million to $12.02 billion. Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets in equity securities of small capitalization companies, which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of September 30, 2007, the market capitalizations of companies included in the Russell 2000® Value Index ranged from $72 million to $5.2 billion. These investment policies are non-fundamental and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon sixty (60) days’ prior written notice to shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

Each Fund releases portfolio holdings to third-party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Funds also may disclose portfolio holdings, as needed, to their independent auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Funds do not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Funds may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Advisor, nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. Each Fund also may post its complete portfolio holdings to the Funds’ website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of the Fund’s shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.

INVESTMENT ADVISOR

The investment adviser for each Fund is Dreman Value Management, LLC, 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. The Advisor also served as the investment adviser to each Predecessor Fund. David N. Dreman is the Chairman and Chief Investment Officer of the Advisor. Mr. Dreman controls a majority of the outstanding voting interests in the Advisor.

Under the terms of the investment advisory agreement between the Trust and the Advisor with respect to each Fund (each, an “Agreement” and collectively, the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board of Trustees of the Trust. As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily, and paid monthly, at an annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively. The Advisor contractually has agreed to waive its fee and reimburse certain Fund operating expenses, but only to the extent necessary to maintain each Fund’s net expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which a Fund may invest), and extraordinary expenses, at 1.55%, 1.65% and 1.75% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively, through October 31, 2009. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the relevant expense limitation. The Advisor currently is voluntarily waiving the payment by each Fund of 12b-1 fees equal to 0.25% of the average daily net assets of each Fund. This waiver is non-contractual and, as a result, may be discontinued at any time.

Prior to January 22, 2008, the Advisor also served as the investment adviser to each Predecessor Fund. The following table describes the investment advisory fees paid, and expenses waived and/or reimbursed for each Predecessor Fund for the fiscal period ended October 31, 2007.

Large Cap Portfolio

Fee	Fiscal Period ended October 31, 2007 [1]
Gross Investment Advisory Fees (Net of Waivers)	$2,901
Investment Advisory Fees Waived and/or Expenses Reimbursed	($78,484)
Net Investment Advisory Fees	$0

Mid Cap Portfolio

Fee	Fiscal Period ended October 31, 2007 [1]
Gross Investment Advisory Fees (Net of Waivers)	$2,492
Investment Advisory Fees Waived and/or Expenses Reimbursed	($81,352)
Net Investment Advisory Fees	$0

Small Cap Portfolio

Fee	Fiscal Period ended October 31, 2007 [1]
Gross Investment Advisory Fees (Net of Waivers)	$2,682
Investment Advisory Fees Waived and/or Expenses Reimbursed [1]	($81,416)
Net Investment Advisory Fees	$0

1.	Each Fund commenced investment operations on April 3, 2007.

The Advisor is entitled to reimbursement from a Fund of any fees waived or expenses reimbursed if such reimbursement does not cause such Fund to exceed any existing applicable expense limitations and the reimbursement is made within three years after the year in which the Advisor incurred the expense. As of October 31, 2007, the amounts available for reimbursement by each Fund were as follows:

Fund	Amount	Recoverable Through October 31,
Large Cap Fund	$78,484	2010
Mid Cap Fund	$81,352	2010
Small Cap Fund	$81,416	2010

The Advisor retains the right to use the name “Dreman” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Dreman” automatically ceases 90 days after termination of the Agreements and may be withdrawn by the Advisor on 90 days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, the Advisor believes that there would be no material impact on a Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

Each Fund’s Agreement was approved by the Board of Trustees, including a majority of trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person organizational board meeting held on August 15, 2007. A discussion of the factors that the Board of Trustees considered in approving each Fund’s management agreement will be contained in the Trust’s semi-annual report to shareholders for the period ended April 30, 2008.

About the Portfolio Managers

David N. Dreman serves as portfolio manager for all Funds; F. James Hutchinson serves as portfolio manager for the Large Cap Fund; Mark Roach as portfolio manager for the Mid-Cap Fund and Small Cap Fund; and E. Clifton Hoover, Jr. serves as portfolio manager for the Large-Cap Fund and Small Cap Fund. Each of them is responsible for making the investment decisions for the Funds with respect to which each is a portfolio manager (each, a “Portfolio Manager”), except that David N. Dreman has ultimate authority with respect to each Fund’s investment decisions.

As of the date of this SAI, each Portfolio Manager was responsible for the management of the following types of accounts in addition to the Funds:

Portfolio Manager	Total Accounts by Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Subject to a Performance Fee
David N. Dreman	Investment Companies: 20	Investment Companies: $17.5 billion	Investment Companies: None	Investment Companies: None
	Pooled Investment Vehicles: 3	Pooled Investment Vehicles: $60 million	Pooled Investment Vehicles: 3	Pooled Investment Vehicles: $60 million
	Other Accounts: 114	Other Accounts: $4.1 billion	Other Accounts: None	Other Accounts: None

Portfolio Manager	Total Accounts by Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Subject to a Performance Fee
F. James Hutchinson	Investment Companies: 8	Investment Companies: $12.8 billion	Investment Companies: None	Investment Companies: None
	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: None	Pooled Investment Vehicles: None
	Other Accounts: 0	Other Accounts: 0	Other Accounts: None	Other Accounts: None

Mark Roach	Investment Companies: 10	Investment Companies: $3 billion	Investment Companies: None	Investment Companies: None
	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: None	Pooled Investment Vehicles: None
	Other Accounts: 0	Other Accounts: 0	Other Accounts: None	Other Accounts: None

E. Clifton Hoover, Jr.	Investment Companies: 14	Investment Companies: $15.6 billion	Investment Companies: None	Investment Companies: None
	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: 0	Pooled Investment Vehicles: None	Pooled Investment Vehicles: None
	Other Accounts: 0	Other Accounts: 0	Other Accounts: None	Other Accounts: None

Each Portfolio Manager is compensated for his services by the Advisor. Each Portfolio Manager’s compensation consisted of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions, (ii) the performance of stock recommendations, and (iii) such Portfolio Manager’s overall contribution to the firm’s success. Finally, each Portfolio Manager is also eligible to participate in the Advisor’s profit sharing program. In addition, as a member of a related entity that acts as manager to three private equity funds, Mr. Dreman also shares in the performance fee that is received by manager of these private funds, which is equal to 20% of all positive pre-tax performance returns in excess of the return since the last calculation date, accrued monthly and paid annually. This performance fee is in addition to the fixed management fee that the manager receives for managing each private fund’s portfolio. In contrast, the fees paid by the Funds to the Advisor are not based on the performance results of the Funds. The performance fee may create a potential conflict of interest by providing an incentive for Mr. Dreman to allocate more volatile stocks with greater capital appreciation opportunity to the private funds rather the Funds.

As of January 15, 2008, the Portfolio Managers beneficially owned the following dollar range of equity securities in the Funds they managed:

(1)	(2)
Name of Portfolio Manager:	Dollar Range of Equity Securities in the Fund(s)
David N. Dreman	$500,001 to $1,000,000 in the Large Cap Fund $100,001 to $500,000 in the Mid Cap Fund $100,001 to $500,000 in the Small Cap Fund
F. James Hutchinson	None in the Large Cap Fund
Mark Roach	None in the Mid Cap Fund None in the Small Cap Fund
E. Clifton Hoover, Jr.	None in the Large Cap Fund None in the Small Cap Fund

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust in accordance with the laws of the State of Delaware and the Trust’s Declaration of Trust. Each trustee will hold office until the Trust’s next annual meeting of shareholders and until their successors have been duly elected and qualified, or until their earlier resignation or removal. Each officer holds office at the pleasure of the Board of Trustees and serves for a term of one year or until their successor is duly elected and qualified.

Name, Address and Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee(s)
Boris Onefater c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 40)	Since 2007	Chairman of the Board of Trustees, President and Chief Executive Officer[1]	Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, Dreman Value Management, LLC (2006 to Present); Previously, Partner and National Director of Deloitte & Touche LLP.	6	None.
Non-Interested Trustees
Brian R. Bruce 5945 Glendower Lane Plano, TX 75093 (age: 51)	Since 2007	Trustee	Director, Finance Institute, Southern Methodist University (August 2006 to Present); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007).	6	Trustee, CM Advisers Family of Funds, a registered open-end management investment company (May 2003 to Present).

_________________________

1               Mr. Onefater is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act. Mr. Onefater is an interested person because he is an officer of the Trust’s investment adviser, Dreman Value Management, LLC.

Name, Address and Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert B. Grossman, MD 35 Gilbert Street South Tinton Falls, NJ 07701 (age: 60)	Since 2007	Trustee	Orthopedic Surgeon in Private Practice.	6	None.
Robert A. Miller, Ph.D. 200 Norfolk Road Orlando, FL 32803 (age: 64)	Since 2007	Trustee	Independent Consultant with the Registry of College and University Presidents and Interim Senior Vice President and Provost of Roger Williams University (October 2006 until June 2007); Previously, the President of Nazareth College in Rochester, New York (July 1998 until July 2005; Director, Bergmann Associates, LLC, a privately owned architectural and engineering firm based in Rochester, New York (2000 until 2004).	6	Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to Present).
Executive Officers
David N. Dreman c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 72)	Since 2007	Trustee Ex-Officio[2]	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and its predecessors (1977 to Present).	N/A	N/A
John C. Swhear c/o Unified Fund Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 46)	Since 2007	Vice President and Anti-Money Laundering Compliance Officer

Vice President, Legal Administration and Compliance at Unified Fund Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Previously, Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including: Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).

			N/A	N/A

_________________________

2               Mr. Dreman serves as a Trustee Ex-Officio of the Trust. “Trustee Ex-Officio” means a person serving as a trustee who has been duly elected or appointed as a trustee who is not granted the power to vote on matters that come before the trustees except under extraordinary circumstances, but who is otherwise entitled to attend and participate in the consideration of matters that come before the trustees. A Trustee Ex-Officio shall receive notice of each meeting of the Board of Trustees, shall have the right to attend and participate in the deliberations of the trustees, and shall have the same rights and privileges as each other trustee. Except as described below, a Trustee Ex-Officio shall not be included in any calculation of the presence of a quorum of the Board of Trustees or to determine the required vote needed to approve any matter, shall not have the power to vote or consent to the conduct of the business of the Trust as conducted by the trustees, and shall be an “interested person” of the Trust, as that term is defined in the 1940 Act.

At any time when there is only one trustee serving on the Board of Trustees who is an affiliated person of the Advisor, if such affiliated trustee becomes incapacitated or is otherwise unable to fulfill the duties of his or her office, and if there is then a Trustee Ex-Officio who is an affiliated person of the Advisor serving on the Board of Trustees, then such Trustee Ex-Officio (or the most senior of such affiliated Trustees Ex-Officio) will be come a trustee with full voting rights until such time as: the original trustee reassumes his or her duties, a successor is elected or appointed as provided in the Declaration of Trust, or the interim trustee otherwise declines or resigns from such temporary position. A Trustee Ex-Officio shall not hold the right to vote under this provision for a period of more than four consecutive months.

Name, Address and Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
J. Michael Landis c/o Unified Fund Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 36)	Since 2007	Treasurer and Chief Financial Officer

Vice President, Fund Administration and Fund Accounting at Unified Fund Services, Inc. (October 2006 to Present); Treasurer, Unified Series Trust, a registered open end management investment company (March 2007 to Present); Previously, Director of Fund Accounting and Fund Administration at PFPC Inc. (July 2006 to October 2006); Manager, Fund Accounting, at Unified Fund Services, Inc. (November 2004 to July 2006); and Manager for Fund Accounting at Mellon Financial Corporation (November 1998 to November 2004).

				N/A	N/A

Name, Address and Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Clifton Hoover, Jr. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 50)	Since 2007	Secretary

Co-Chief Investment Officer, Co-Director of Research and Managing Director of Dreman Value Management, LLC (2006 to present); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997-2006).

				N/A	N/A
Michael D. Appleton c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 51)	Since 2007	Chief Compliance Officer

Chief Compliance Officer, Dreman Value Management, LLC (October 2007 to Present); Prior thereto, Chief Compliance Officer, Reich & Tang Asset Management, LLC & Reich & Tang Distributors, Inc. (April 2000 to September 2007).

				N/A	N/A

The Trust has a standing Audit Committee of the Board composed of Messrs. Bruce, Grossman and Miller. The Audit Committee generally meets each quarter immediately before the regular meeting of the Board of Trustees. The functions of the Audit Committee are to meet with the Trust’s Independent Registered Public Accounting Firm to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the Independent Registered Public Accounting Firm with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board of Trustees the selection of the Independent Registered Public Accounting Firm, and perform such other duties as may be assigned to the Audit Committee by the Board of Trustees. The Audit Committee meets each quarter with the Trust’s Chief Compliance Officer and Chief Financial Officer.

The Trust has a standing Governance and Nominating Committee of the Board composed of Messrs. Bruce, Grossman and Miller. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as trustees of the Trust. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the Governance and Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Trust, in writing, at the address listed on the cover of this SAI.

As of January 15, 2008, David N. Dreman, Trustee Ex-Officio, owned over $100,000 in equity securities of each of the Funds. None of the other trustees beneficially owned any equity securities in the Funds.

The Trust does not compensate the trustees and officers who are also officers or employees of the Advisor, Unified Financial Securities, Inc. (the “Distributor”), the Trust’s principal underwriter, or of any service provider. The trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, receive an annual retainer of $5,000 plus a fee of $1,250 for each meeting of the trustees which they attend in person or by telephone, and $1,250 payable to each Committee member for each Committee meeting attended which is not held in conjunction with a Board meeting of the Trust. Trustees and officers are reimbursed for travel and other out-of-pocket expenses. The Trust does not offer any retirement benefits for trustees.

Based upon the above fee schedule, the following table shows aggregate compensation expected to be paid to each trustee by the Trust in its initial fiscal period or year:

(1) Name of Person, Position	(2) Aggregate Compensation From Trust	(3) Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation from Trust Paid to Trustee
Boris Onefater – Chairman of the Board	$0	$0	$0	$0
Brian R. Bruce – Trustee	$10,000	$0	$0	$10,000
Robert B. Grossman, MD – Trustee	$10,000	$0	$0	$10,000
Robert A. Miller, Ph.D. – Trustee	$10,000	$0	$0	$10,000

Sales Loads. The Funds do not currently charge any front-end or contingent deferred sales charges on the sale of shares.

Code of Ethics. The Trust, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to the particular Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts. These Codes of Ethics are designed to put the interests of shareholders before the interests of investment personnel. The Codes of Ethics are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Proxy Voting Policies. The Trust is required to disclose information concerning each Fund’s proxy voting policies and procedures to shareholders. The Board of Trustees has delegated to the Advisor the responsibility for decisions regarding proxy voting for securities held by each Fund. The Advisor will vote such proxies in accordance with its proxy voting policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix A to this SAI. Any material changes to these proxy voting policies and procedures will be submitted to the Board of Trustees for approval. Information regarding how each Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, 2006 is available: (1) without charge, upon request by calling (800) 247-1014 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the investment advisory agreement with the Advisor.

As of January 15, 2008, the trustees and officers of the Trust, as a group, owned 80.33% of the Large Cap Fund, 80.30% of the Mid Cap Fund, and 86.32% of the Small Cap Fund.

As of January 15, 2008, the following persons are known to the Trust to be the beneficial owners of more than 5% of the outstanding shares of any Fund:

Large Cap Fund

Name and Address	Percentage of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	80.33%
Dreman Value Management, LLC Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311	19.67%

Mid Cap Fund

Name and Address	Percentage of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	80.30%
Dreman Value Management, LLC Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311	19.70%

Small Cap Fund

Name and Address	Percentage of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	86.32%
Dreman Value Management, LLC Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311	13.68%

ADDITIONAL INFORMATION CONCERNING PURCHASES AND REDEMPTIONS

In General. The Trust makes a continuous offering of each Fund’s shares, but retains the right to reject any offer to purchase its shares.

For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ prospectus. For a description of the methods used to determine the share price and value of Fund assets, see “Determination of Net Asset Value” in the Funds’ prospectus and “Net Asset Value” in this SAI.

Each Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would also be permitted to designate others to receive purchase and redemption orders on behalf of such Fund. A Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the applicable Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund.

Net Asset Value. The net asset value of the shares of each Fund is determined as of the close of trading on the New York Stock Exchange (the “NYSE”), which is normally 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the NYSE is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Advisor in good faith according to guidelines established by the Board of Trustees. The Trust’s fund accounting agent maintains a pricing review committee that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

A Fund’s net asset value per share is computed by adding the total value of the securities held by the Fund, plus any cash or other assets (including interest and dividends accrued but not yet received), subtracting all liabilities (included accrued expenses), and then dividing by the total number of shares of the Fund outstanding at such time.

Anti-Money Laundering Policy. Customer identification and verification is part of the Funds’ overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees. John C. Swhear, a Vice President of the Trust, also serves as the Trust’s Anti-Money Laundering Compliance Officer.

Customer Identification Policy. When you open an account with a Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. Each Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of a Fund, or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority.

Frequent Purchases and Redemptions of Shares. The Funds are intended as long-term investment vehicles and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt a Fund’s performance and shareholders. Accordingly, it is the policy of the Trust not to enter into any arrangements to permit frequent purchases or redemptions of shares of any Funds. Each Fund charges a 1.00% early redemption fee on shares redeemed less than one year after they are purchased. This redemption fee applies to all shareholders and accounts. The Trust may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan. Any redemption fees are credited to the applicable Fund. This redemption fee is imposed to prevent short-term trading and to offset transaction and other costs associated with short-term trading.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. A Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The following table sets forth each Fund’s turnover rate for the periods indicated:

Fund	Fiscal Period Ended October 31, 2007 [1]
Large Cap Fund	77.29%
Mid Cap Fund	75.44%
Small Cap Fund	97.51%

1.	Each Fund commenced investment operations on April 3, 2007.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Funds’ portfolio decisions and the placing of the Funds’ portfolio transactions. In effecting purchases and sales of securities for the account of each Fund, the Advisor will seek best execution of orders. In certain instances, the Advisor may be permitted to pay higher brokerage commissions for research services. Consistent with this policy, orders for transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Funds and the Advisor. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of the Advisor. When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place orders with firms that provide market, statistical and other research information to the Funds or the Advisor, although the Advisor is not authorized to pay higher commissions to firms that provide such services, except as described below.

The Advisor may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by the Advisor in cash. Subject to Section 28(e), the Funds could pay a firm that provides research services commissions for effecting a securities transaction for the Funds in excess of the amount other firms would have charged for the transaction if the Advisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or the Advisor’s overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. Management fees received by the Advisor from each Fund are not reduced because these research services are received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Funds and to other accounts over which it exercises investment discretion.

The Advisor receives written research data from brokers relative to economic and individual security analysis. The Advisor also may enter into “soft dollar” arrangements with certain brokers whereby such brokers partially pay for the Advisor’s use of on-line data services such as Bloomberg and Factset for investment research. These payments will be made in exchange for the Advisor’s employing the broker to execute client transactions. The research products and services and on-line data services provided or paid for by brokers shall be used by the Advisor in servicing all of its clients’ accounts. In addition, assuming a broker provides the best price and best execution, the Advisor may direct Fund brokerage transactions to such broker in return for research provided by the broker and used by the Advisor in conducting its advisory business.

Prior to January 22, 2008, the Advisor also served as the investment adviser to each Predecessor Fund. For the fiscal period ended October 31, 2007, the Adviser directed the following brokerage transactions to brokers who provided research services to the Adviser:

Fund [1]	Amount of Transactions	Brokerage Commissions Paid
Large Cap Fund	$1,814,894	$0
Mid Cap Fund	$1,249,263	$0
Small Cap Fund	$1,425,878	$0

1.	Each Fund commenced investment operations on April 3, 2007.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

To the extent the Funds and another of the Advisor’s clients seek to acquire the same security at about the same time, the Funds may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Funds may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Funds. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made by random client selection, or such other method as the Advisor deems fair and reasonable.

For the fiscal period ended October 31, 2007, the Predecessor Funds paid brokerage commissions (including markups on principal transactions) as follows:

Fund [1]	2007
Large Cap Fund	$1,039
Mid Cap Fund	$1,001
Small Cap Fund	$2,092

1.	Each Fund commenced investment operations on April 3, 2007.

STATUS AND TAXATION OF THE FUNDS

Each Fund was organized as a series of a statutory trust, and each intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that each Fund actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If a Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the applicable Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, each Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Funds may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If they do so, the Funds will have to include in their income each share of the original issue discount that accrues on the securities during the taxable year, even if the Funds receive no corresponding payment on the securities during the year. Because the Funds annually must distribute (a) 98% of their ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of their investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Funds may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. Those distributions would be made from each Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Funds might realize capital gains or losses from any such sales, which would increase or decrease the Funds’ investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses a Fund realizes in connection with the hedge. Each Fund’s income from options and futures in each case derived with respect to its business of investing in stock, or securities or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report a Fund’s distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of October 31, 2007, neither the Large Cap Fund nor the Mid Cap Fund had any unused capital loss carry forwards. As of October 31, 2007, the Small Cap Fund had the following capital loss carry forwards available to offset future capital gains through the indicated expiration dates:

Fund	Amount Expiring in 2015
Small Cap Fund	$5,780

The portion of the dividends a Fund pays (other than capital gains distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, a Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, Fund distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting a Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Funds’ investments. The custodian acts as the Funds’ depository, safe keeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington.

FUND SERVICES

Unified, 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Funds’ transfer agent. Some of the officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of each of the Custodian and Distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from each Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $1,250) for these transfer agency services.

In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from each Fund equal to an annual rate of 0.050% of the Fund’s average daily net assets up to $50 million, 0.040% of the Fund’s average daily net assets from $50 million to $100 million, 0.030% of the Fund’s average daily net assets from $100 million to $150 million, and 0.020% of the Fund’s average daily net assets over $150 million (subject to a minimum monthly fee of $1,667).

Unified also provides each Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from each Fund equal to an annual rate of 0.100% of the Fund’s average daily net assets under $50 million, 0.070% of the Fund’s average daily net assets from $50 million to $100 million, 0.050% of the Fund’s average daily net assets from $100 million to $150 million, and 0.030% of the Fund’s average daily net assets over $150 million (subject to a minimum monthly fee of $2,500).

Prior to January 22, 2008, the Predecessor Funds were series of Unified Series Trust, an affiliated party of Unified. For its administrative services, Unified received the following fees from each Predecessor Fund during the fiscal period ended October 31, 2007:

Fund [1]	2007
Large Cap Fund	$19,000
Mid Cap Fund	$19,000
Small Cap Fund	$19,000

1.	Each Fund commenced investment operations on April 3, 2007.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent registered public accountants for the fiscal year ending October 31, 2008. Cohen Fund Audit Services, Ltd. performs an annual audit of each Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Funds. Certain officers of the Trust may also be officers or employees of the Distributor and therefore, the Trust may be deemed to be an affiliate of the Distributor. The Distributor, Unified, and the Custodian are controlled by Huntington Bancshares, Inc. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

For its services as the principal underwriter of each Fund’s shares, the Distributor receives a monthly fee, paid by the Advisor and not by the Funds or the Trust, at the rate of 0.01% of the average daily net assets of the Trust, subject to a monthly minimum fee. This monthly minimum fee is calculated at $300 times the number of Funds offered by the Trust. The Distributor is also reimbursed for certain out-of-pocket expenses which include but are not limited to: printing, postage and handling, shipping, record storage, legal expenses associated with negotiating customized agreements with selling group counterparties and regulatory filing fees and all other expenses incurred on behalf of the Trust. Additional fees not contemplated in this schedule will be negotiated on a per occurrence basis.

Prior to January 22, 2008, the Distributor also served as the principal underwriter to each Predecessor Fund. During the most recent fiscal period ended October 31, 20071, the Distributor received the following commissions and other compensation from each Predecessor Fund:

Name of Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation [2]
Large Cap Fund	$0	$0	$0	$0
Mid Cap Fund	$0	$0	$0	$0
Small Cap Fund	$0	$0	$0	$0

1.	Each Fund commenced investment operations on April 3, 2007.
2.	The Distributor may receive Distribution (i.e., Rule 12b-1) fees from each Predecessor Fund in connection with their sale and servicing.

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the trustees who are not interested persons of the Trust or the Funds, and who have no direct or indirect financial interest in the operation of any Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on August 15, 2007 called for the purpose of, among other things, voting on such Plan.

Each Fund’s Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Each Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. Each Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that each Fund’s Plan will benefit its shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of each Fund’s shares, for which each Fund pays the Advisor the 12b-1 fee described above. The Advisor currently is waiving the 12b-1 fee of 0.25% for each Fund. This waiver is voluntary and may be discontinued at any time.

Prior to January 22, 2008, the Predecessor Funds each had a Rule 12b-1 distribution plan in place that was identical to the current Plan. For the fiscal period ended October 31, 2007, the Advisor voluntarily waived payment from each Predecessor Fund of the 12b-1 fees in the following amounts:

Fund [1]	2007
Large Cap Fund	$976
Mid Cap Fund	$740
Small Cap Fund	$712

1.	Each Fund commenced investment operations on April 3, 2007.

PERFORMANCE

From time to time a Fund may advertise its total return and yield. “Total return” is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of purchase price.

The “yield” of a Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement (using the average number of shares entitled to receive dividends) by the maximum offering price per share on the last day of the period. The calculation includes among expenses of such Fund, for the purpose of determining net investment income, all recurring charges for the period stated. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. A Fund may also include its distribution rate in its advertisements. The distribution rate is the amount of distributions per share made over a 12-month period divided by the current net asset value.

Total return quotations used by the Funds are based on standardized methods of computing performance mandated by SEC rules. The “average annual total return (before taxes)” of a Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods or for the life of such Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. Since the Funds have only recently begun investment operations, no performance is currently available in either the prospectus or SAI.

Prior to January 22, 2008, each Fund was a Predecessor Fund of Unified Series Trust. In connection with the reorganization, each Fund adopted the financial statements and performance information of its corresponding Predecessor Fund. No performance information is set forth in the prospectus because each Fund has not yet completed a calendar year of investment operations. The following are the average annual returns for each Fund (including its Predecessor Fund) – before taxes for the period since each Fund’s commencement of operations through October 31, 2007:

Average Annual Returns for the Periods Ended October 31, 2007

Fund	1 Year	Since Inception [1]
Large Cap Fund	N/A	9.90%
Mid Cap Fund	N/A	- 1.20%
Small Cap Fund	N/A	- 8.90%

1.	Each Fund commenced operations April 3, 2007.

As the following formula indicates, the average annual total return (before taxes) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC formula:

P(1 + T)n = ERV

Where

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

“Average annual total return (after taxes on distributions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

“Average annual total return (after taxes on distributions and redemptions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or loses (e.g., short-term or long-term).

Comparisons and Advertisements.   To help investors better evaluate how an investment in the Funds might satisfy their investment objective, advertisements regarding the Funds may discuss yield or total return for the Funds as reported by various financial publications and/or compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

Lehman Treasury Index;

Salomon Bros. Corporate Bond Index;

U.S. Treasury Bills;

Consumer Price Index;

S&P 500® Composite Index;

S&P Mid Cap 400® Index;

Russell 2000® Value Index

Lehman Brothers Intermediate Government/Credit Index;

Dow Jones Industrial Average;

Morningstar Indices; and

Mutual Fund returns calculated by the CDA Technologies, Inc.

FINANCIAL STATEMENTS

The Annual Report to Shareholders with respect to the Predecessor Funds for the fiscal period ended October 31, 2007 has been filed with the SEC. The financial statements contained in such Annual Report are included in this SAI. No other parts of the Annual Report to Shareholders are included herein. The financial statements and financial highlights for the Predecessor Funds included in such Annual Report to Shareholders have been audited by the Funds’ (and the Predecessor Funds’) independent registered public accountants, Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), whose report thereon also appears in such Annual Report and is also included herein. The financial statements in such Annual Report have been included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

I.	PROXY VOTING POLICY AND PROCEDURES

A.	Policy.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When DVM has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

B.	Proxy Voting Procedures.

All proxies received by Dreman Value Management, LLC will be sent to the Chief Operating Officer, VP of Operations, or their designate. The person that receives the proxy will:

1.          Keep a record of each proxy received.

2.          Forward the proxy to both the Portfolio Manager and DVM’s Chief Investment Officer (the “CIO”).

3.          Determine which accounts managed by DVM holds the security to which the proxy relates.

4.          Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

5.          Absent material conflicts (see Section V), the Portfolio Manager and CIO will determine how DVM should vote the proxy. The Portfolio Manager and the CIO will send their decision on how Dreman Value Management, LLC will vote the proxy to the Chief Operating Officer or VP of Operations. The person receiving the instructions is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

6.          DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the Chief Operating Officer or VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

7.          Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

8.          DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

•	the name of the issuer of the portfolio security;
•	the exchange ticker symbol of the portfolio security[1];
•	the CUSIP number of the portfolio security[1];
•	the shareholder meeting date;
•	a brief description of the matter voted on;
•	whether the matter was put forward by the issuer or a shareholder;
•	whether the investment company Client voted;
•	how the investment company Client cast its vote; and
•	whether the investment company Client cast its vote for or against management.

C.	Voting Guidelines.

In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, DVM will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

1.          Whether the proposal was recommended by management and DVM’s opinion of management;

2.          Whether the proposal acts to entrench existing management; and

3.          Whether the proposal fairly compensates management for past and future performance.

DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

_________________________

1 The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it’s not available through reasonably practicable means.

D.	Conflicts of Interest.

The Compliance Officer will identify any conflicts that exist between the interest of DVM and its Clients. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

If a material conflict exist, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

E.	Disclosure.

DVM will disclose in its Form ADV, Part II that Clients may contact the COO or CCO or Compliance Manager, or Compliance staff person, via e-mail or telephone at mappleton@dreman.com or 201-793-2005 in order to obtain information on how DVM voted such Client’s proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client’s proxy.

A concise summary of these Proxy Voting Policies and Procedures will be included in DVM’s Form ADV, Part II, and will be updated whenever these policies and procedures are updated. The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

F.	Record Keeping.

The Compliance Officer will maintain files relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM. Records of the following will be included in the files:

1.          Copies of these proxy voting policies and procedures and any amendments thereto.

2.          A copy of each proxy statement that DVM receives provided however that DVM may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available. DVM may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

3.          A record of each vote that DVM casts. DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

4.          A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes that decision.

5.          A copy of each written Client request for information on how DVM voted such Client’s proxies, and a copy of any written response to any (written and oral) Client request for information on how DVM voted its proxy.

6.          DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX.

Dreman Quantitative Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments
October 31, 2007

Common Stocks - 99.67%	Shares	Value

Accident & Health Insurance - 1.10%
AFLAC, Inc.	140	$ 8,789

Air Courier Services - 0.91%
FedEx Corp.	70	7,233

Cable & Other Pay Television Services - 1.04%
Viacom, Inc. - Class B (a)	200	8,258

Computer & Office Equipment - 2.06%
Hewlett-Packard Co.	160	8,269
International Business Machines Corp.	70	8,128
		16,397

Construction Machinery & Equipment - 0.94%
Caterpillar, Inc.	100	7,461

Converted Paper & Paperboard Products (No Containers/Boxes) - 0.98%
Kimberly-Clark Corp.	110	7,798

Crude Petroleum & Natural Gas - 6.53%
Anadarko Petroleum Corp.	140	8,263
Apache Corp.	90	9,343
Devon Energy Corp.	90	8,406
EnCana Corp.	130	9,061
Occidental Petroleum Corp.	120	8,286
XTO Energy, Inc.	130	8,629
		51,988

Electric & Other Services Combined - 0.99%
Duke Energy Corp.	410	7,860

Electric Services - 3.12%
Dominion Resources, Inc.	90	8,247
FPL Group, Inc.	130	8,895
Southern Co.	210	7,699
		24,841

Electronic & Other Electrical Equipment (No Computer Equipment) - 0.88%
Koninklijke Philips Electronics NV (b)	170	7,028

Fats & Oils - 1.03%
Archer-Daniels-Midland Co.	230	8,229

Federal & Federally - Sponsored Credit Agencies - 0.93%
Federal National Mortgage Association (Fannie Mae)	130	7,415

Finance Services - 1.00%
American Express Co.	130	7,923

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 99.67% - continued	Shares	Value

Fire, Marine & Casualty Insurance - 5.81%
American International Group, Inc.	110	$ 6,943
Berkshire Hathaway, Inc. - Class B (a)	2	8,828
Loews Corp.	160	7,854
The Allstate Corp.	140	7,336
The Chubb Corp.	140	7,469
The Travelers Companies, Inc.	150	7,832
		46,262

Food and Kindred Products - 1.94%
Kraft Foods, Inc. - Class A	220	7,350
Unilever NV (b)	250	8,115
		15,465

General Industrial Machinery & Equipment - 0.93%
Illinois Tool Works, Inc.	130	7,444

Guided Missiles & Space Vehicles & Parts - 0.97%
Lockheed Martin Corp.	70	7,703

Hospital & Medical Service Plans - 2.97%
Aetna, Inc.	140	7,864
UnitedHealth Group, Inc.	160	7,864
WellPoint, Inc. (a)	100	7,923
		23,651

Insurance Agents, Brokers & Service - 1.93%
MetLife, Inc.	110	7,574
The Hartford Financial Services Group, Inc.	80	7,762
		15,336

Life Insurance - 3.18%
Manulife Financial Corp.	190	8,814
Prudential Financial, Inc.	80	7,738
Sun Life Financial, Inc.	150	8,730
		16,620

Metal Mining - 2.09%
Freeport-McMoRan Copper & Gold, Inc.	70	8,238
Southern Copper Corp.	60	8,382
		16,620

Motor Vehicles & Passenger Car Bodies - 2.05%
Daimler AG	80	8,812
PACCAR, Inc.	135	7,501
		16,313

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 99.67% - continued	Shares	Value

National Commercial Banks - 10.30%
Bank of America Corp.	150	$ 7,242
BB&T Corp.	190	7,024
Citigroup, Inc.	170	7,123
JPMorgan Chase & Co.	170	7,990
PNC Financial Services Group, Inc.	110	7,938
Regions Financial Corp.	260	7,051
SunTrust Banks, Inc.	100	7,260
U.S. Bancorp	240	7,958
UBS AG	150	8,053
Wachovia Corp.	150	6,860
Wells Fargo & Co.	220	7,482
		81,981

Oil & Gas Field Services - 0.99%
Halliburton Co.	200	7,884

Petroleum Refining - 8.09%
Chevron Corp.	80	7,321
ConocoPhillips	90	7,646
Exxon Mobil Corp.	80	7,359
Hess Corp.	120	8,593
Imperial Oil Ltd.	160	8,661
Marathon Oil Corp.	140	8,278
Petro-Canada	140	8,068
Valero Energy Corp.	120	8,452
		64,378

Pharmaceutical Preparations - 3.96%
Eli Lilly & Co.	140	7,581
Johnson & Johnson	120	7,820
Pfizer, Inc.	320	7,875
Wyeth	170	8,267
		31,543

Plastic Material, Synthetic Resin/Rubber, Cellulose (No Glass) - 0.99%
E.I. du Pont de Nemours & Co.	160	7,922

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.02%
The Dow Chemical Co.	180	8,107

Railroads, Line-Haul Operating - 3.20%
Burlington Northern Santa Fe Corp.	100	8,715
Canadian National Railway Co.	140	7,839
Union Pacific Corp.	70	8,963
		25,517

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 99.67% - continued	Shares	Value

Retail - Lumber & Other Building Materials Dealers - 1.90%
Lowe's Companies, Inc.	280	$ 7,529
The Home Depot, Inc.	240	7,562
		15,091

Retail - Radio, TV & Consumer Electronics Stores - 1.04%
Best Buy Co., Inc.	170	8,248

Retail - Variety Stores - 1.95%
Target Corp.	120	7,363
Wal-Mart Stores, Inc.	180	8,138
		15,501

Rolling Drawing & Extruding of Nonferrous Metals - 0.99%
Alcoa, Inc.	200	7,918

Rubber & Plastics Footwear - 1.08%
Nike, Inc. - Class B	130	8,614

Savings Institution, Federally Chartered - 0.77%
Washington Mutual, Inc.	220	6,134

Search, Detection, Navigation, Guidance, & Aeronautical Systems - 1.05%
Northrop Grumman Corp.	100	8,362

Security Brokers, Dealers & Flotation Companies - 3.17%
Merrill Lynch & Co., Inc.	110	7,262
Morgan Stanley	120	8,071
The Goldman Sachs Group, Inc.	40	9,917
		25,250

Semiconductors & Related Devices - 0.90%
Applied Materials, Inc.	370	7,185

Services - Miscellaneous Amusement & Recreation - 1.00%
The Walt Disney Co.	230	7,965

Services - Miscellaneous Business Services - 0.88%
Tyco International Ltd.	170	6,999

Ship & Boat Building & Repairing - 1.03%
General Dynamics Corp.	90	8,186

State Commercial Banks - 4.16%
Bank of New York Mellon Corp.	173	8,451
Capital One Financial Corp.	120	7,871
Deutsche Bank AG	60	8,026
State Street Corp.	110	8,775
		33,123

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Large Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 99.67% - continued	Shares	Value

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.00%
ArcelorMittal	100	$ 7,995

Telephone Communications (No Radiotelephone) - 1.99%
AT&T, Inc.	180	7,522
Verizon Communications, Inc.	180	8,293
		15,815

Television Broadcasting Stations - 0.90%
CBS Corp. - Class B	250	7,175

Tobacco Products - 1.01%
Altria Group, Inc.	110	8,022

Trucking & Courier Services (No Air) - 0.94%
United Parcel Service, Inc. - Class B	100	7,510

Water Transportation - 0.96%
Carnival Corp.	160	7,677

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 1.02%
Cardinal Health, Inc.	120	8,164

TOTAL COMMON STOCKS (Cost $755,775)		793,562

Money Market Securities - 0.35%
Huntington Money Market Fund, 4.04% (c)	2,780	2,780

TOTAL MONEY MARKET SECURITIES (Cost $2,780)		2,780

TOTAL INVESTMENTS (Cost $758,555) - 100.02%		$ 796,342

Liabilities in excess of other assets - (0.02)%		(127)

TOTAL NET ASSETS - 100.00%		$ 796,215

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable rate security; the money market rate shown represents the rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments
October 31, 2007

Common Stocks - 91.88%	Shares	Value

Accident & Health Insurance - 3.36%
Assurant, Inc.	60	$ 3,506
PartnerRe, Ltd.	40	3,330
Reinsurance Group of America, Inc.	60	3,428
StanCorp Financial Group, Inc.	60	3,308
Unum Group	130	3,034
		16,606

Air Conditioning & Warm Air Heating Equipment & Commercial &
Industrial Refrigeration Equipment - 0.68%
American Standard Companies, Inc.	90	3,354

Carpets & Rugs - 0.69%
Mohawk Industries, Inc. (a)	40	3,414

Commercial Printing - 0.73%
R.R. Donnelley & Sons Co.	90	3,626

Computer Storage Devices - 0.68%
Western Digital Corp. (a)	130	3,370

Crude Petroleum & Natural Gas - 4.32%
Chesapeake Energy Corp.	90	3,553
Cimarex Energy Co.	90	3,646
Newfield Exploration Co. (a)	70	3,769
Penn West Energy Trust	100	3,190
St. Mary Land & Exploration Co.	90	3,812
Unit Corp. (a)	70	3,344
		21,314

Cutlery, Handtools & General Hardware - 0.70%
The Stanley Works	60	3,453

Deep Sea Foreign Transportation of Freight - 1.80%
Frontline, Ltd.	70	3,178
Overseas Shipholding Group, Inc.	40	2,976
SEACOR Holdings, Inc. (a)	30	2,750
		8,904

Drilling Oil & Gas Wells - 5.06%
Ensco International, Inc.	60	3,329
Helmerich & Payne, Inc.	100	3,162
Key Energy Services, Inc. (a)	190	2,609
Nabors Industries, Ltd. (a)	100	2,808
Noble Corp.	70	3,706
Patterson-UTI Energy, Inc.	140	2,792
Precision Drilling Trust	170	3,101
Rowan Companies, Inc.	90	3,508
		25,015

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 91.88% - continued	Shares	Value

Electric Services - 1.43%
OGE Energy Corp.	100	$ 3,830
Pinnacle West Capital Corp.	80	3,232
		7,062

Electric & Other Services Combined - 2.07%
Consolidated Edison, Inc.	70	3,296
NiSource, Inc.	170	3,476
Westar Energy, Inc.	130	3,461
		10,233

Electronic Components & Accessories - 0.64%
Vishay Intertechnology, Inc. (a)	250	3,147

Engines & Turbines - 0.63%
Brunswick Corp.	140	3,123

Finance Lessors - 1.25%
American Capital Strategies, Ltd.	70	3,039
Apollo Investment Corp.	150	3,120
		6,159

Finance Services - 0.51%
AmeriCredit Corp. (a)	180	2,540

Fire, Marine & Casualty Insurance - 15.47%
ACE, Ltd.	50	3,031
Alleghany Corp. (a)	10	3,930
Allied World Assurance Holdings, Ltd.	60	2,875
American Financial Group, Inc.	110	3,289
Arch Capital Group, Ltd. (a)	40	2,991
Aspen Insurance Holdings, Ltd.	110	3,010
Axis Capital Holdings, Ltd.	80	3,179
CNA Financial Corp.	80	3,170
Cincinnati Financial Corp.	70	2,785
Endurance Speciality Holdings, Ltd.	80	3,137
Everest Re Group, Ltd.	30	3,196
Hanover Insurance Group, Inc.	70	3,225
HCC Insurance Holdings, Inc.	110	3,288
Markel Corp. (a)	7	3,803
Mercury General Corp.	60	3,079
Odyssey Re Holdings Corp.	90	3,346
Philadelphia Consolidated Holding Corp. (a)	80	3,264
Platinum Underwriters Holdings, Ltd.	90	3,240
RenaissanceRe Holdings, Ltd.	50	2,917
SAFECO Corp.	50	2,895
The Progressive Corp.	160	2,960
Transatlantic Holdings, Inc.	50	3,726
Unitrin, Inc.	60	2,779
W.R. Berkley Corp.	110	3,310
		76,425

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 91.88% - continued	Shares	Value

Gas & Other Services Combined - 0.62%
Sempra Energy	50	$ 3,076

Household Appliances - 0.64%
Whirlpool Corp.	40	3,167

Household Furniture - 0.67%
Leggett & Platt, Inc.	170	3,303

Industrial Organic Chemicals - 0.80%
Methanex Corp.	130	3,955

Life Insurance - 3.19%
Genworth Financial, Inc. - Class A	100	2,730
Lincoln National Corp.	50	3,118
Nationwide Financial Services, Inc. - Class A	60	3,219
Protective Life Corp.	80	3,430
Torchmark Corp.	50	3,258
		15,755

Metal Mining - 0.68%
Lundin Mining Corp. (a)	250	3,370

Metalworking Machinery & Equipment - 0.73%
The Black & Decker Corp.	40	3,596

Mining & Quarrying of Nonmetallic Minerals (No Fuels) - 0.71%
Teck Cominco, Ltd. - Class B	70	3,500

Millwood, Veneer, Plywood, & Structural Wood Members - 0.68%
Masco Corp.	140	3,371

Motor Vehicles & Passenger Car Bodies - 0.71%
General Motors Corp.	90	3,527

Motorcycles, Bicycles & Parts - 0.73%
Harley-Davidson, Inc.	70	3,605

National Commercial Banks - 5.45%
Comerica, Inc.	60	2,801
Cullen/Frost Bankers, Inc.	60	3,191
Huntington Bancshares, Inc.	190	3,403
KeyCorp	100	2,845
Marshall & Ilsley Corp.	70	2,989
National City Corp.	130	3,152
Synovus Financial Corp.	110	2,900
UnionBanCal Corp.	50	2,701
Zions Bancorporation	50	2,956
		26,938

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 91.88% - continued	Shares	Value

Natural Gas Distribution - 0.63%
Atmos Energy Corp.	110	$ 3,085

Newspapers: Publishing or Publishing & Printing - 0.60%
Gannett Co., Inc.	70	2,969

Oil & Gas Field Services - 1.89%
BJ Services Co.	120	3,023
Global Industries, Ltd. (a)	120	2,954
Superior Energy Services, Inc. (a)	90	3,337
		9,314

Oil & Gas Field Machinery & Equipment - 1.21%
Grant Prideco, Inc. (a)	60	2,950
Oil States International, Inc. (a)	70	3,023
		5,973

Operative Builders - 0.67%
NVR, Inc. (a)	7	3,330

Paperboard Containers & Boxes - 0.69%
Sonoco Products Co.	110	3,401

Petroleum Refining - 3.57%
Frontier Oil Corp.	80	3,663
Holly Corp.	50	3,140
Sunoco, Inc.	50	3,680
Tesoro Corp.	70	4,237
Western Refining, Inc.	80	2,934
		17,654

Pharmaceutical Preparations - 2.60%
Biovail Corp.	180	3,602
Forest Laboratories, Inc. (a)	90	3,516
King Pharmaceuticals, Inc. (a)	270	2,862
NBTY, Inc. (a)	80	2,848
		12,828

Plastic Materials, Synth Resins & Nonvulcan Elastomers - 0.67%
Eastman Chemical Co.	50	3,329

Plastics, Foil & Coated Paper Bags - 0.68%
Celanese Corp. - Class A	80	3,357

Printed Circuit Boards - 0.72%
Flextronics International, Ltd. (a)	290	3,570

Public Building & Related Furniture - 0.72%
Lear Corp. (a)	100	3,553

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 91.88% - continued	Shares	Value

Railroad Equipment - 0.66%
Trinity Industries, Inc.	90	$ 3,253

Railroads, Line-Haul Operating - 0.63%
Norfolk Southern Corp.	60	3,099

Retail - Auto Dealers & Gasoline Stations - 0.65%
AutoNation, Inc. (a)	180	3,184

Retail - Auto & Home Supply Stores - 0.76%
AutoZone, Inc. (a)	30	3,732

Retail - Department Stores - 1.22%
J.C. Penney Co., Inc.	50	2,812
Macy's, Inc.	100	3,203
		6,015

Retail - Drug Stores and Proprietary Stores - 0.60%
Omnicare, Inc.	100	2,950

Retail - Family Clothing Stores - 0.66%
Ross Stores, Inc.	120	3,242

Savings Institution, Federally Chartered - 0.56%
Sovereign Bancorp, Inc.	190	2,742

Semiconductors & Related Devices - 0.64%
Amkor Technology, Inc. (a)	280	3,172

Services - Auto Rental & Leasing (No Drivers) - 0.68%
Ryder System, Inc.	70	3,349

Services - Equipment Rental & Leasing - 0.69%
United Rentals, Inc. (a)	100	3,419

Special Industry Machinery - 1.30%
Lam Research Corp. (a)	60	3,012
Novellus Systems, Inc. (a)	120	3,409
		6,421

State Commercial Banks - 3.04%
Associated Banc-Corp.	110	3,175
Bank of Hawaii Corp.	60	3,190
East West Bancorp, Inc.	90	3,037
Popular, Inc.	260	2,743
The Colonial BancGroup, Inc.	150	2,877
		15,022

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 91.88% - continued	Shares	Value

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 3.41%
Commercial Metals Co.	100	$ 3,138
Gerdau Ameristeel Corp.	270	3,661
Nucor Corp.	50	3,101
Steel Dynamics, Inc.	70	3,725
United States Steel Corp.	30	3,237
		16,862

Surety Insurance - 1.11%
Old Republic International Corp.	170	2,606
XL Capital, Ltd. - Class A	40	2,878
		5,484

Telephone Communications (No Radiotelephone) - 0.64%
Embarq Corp.	60	3,175

Title Insurance - 0.56%
Fidelity National Financial, Inc. - Class A	180	2,770

Trucking (No Local) - 0.60%
Con-way, Inc.	70	2,983

Water Transportation - 0.55%
Tidewater, Inc.	50	2,734

Wholesale - Computers & Peripheral Equipment & Software - 0.69%
Ingram Micro, Inc. - Class A (a)	160	3,398

Wholesale - Metals Service Centers & Offices - 0.71%
Reliance Steel & Aluminum Co.	60	3,501

Wholesale - Miscellaneous Nondurable Goods - 0.72%
Jarden Corp. (a)	100	3,552

Women's, Misses', and Juniors Outerwear - 0.52%
Liz Claiborne, Inc.	90	2,562

TOTAL COMMON STOCKS (Cost $465,059)		453,892

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2007

	Shares	Value

Real Estate Investment Trust - 6.89%
Brandywine Realty Trust	130	$ 3,363
Duke Realty Corp.	90	2,894
General Growth Properties, Inc.	60	3,262
Highwoods Properties, Inc.	90	3,236
Hospitality Properties Trust	80	3,168
Host Hotels & Resorts, Inc.	140	3,102
HRPT Properties Trust	320	3,005
iStar Financial, Inc.	90	2,746
Liberty Property Trust	80	3,010
Mack-Cali Realty Corp.	80	3,167
Weingarten Realty Investors	80	3,061

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $38,955)		34,014

Money Market Securities - 0.80%
Huntington Money Market Fund, 4.04% (b)	3,940	3,940

TOTAL MONEY MARKET SECURITIES (Cost $3,940)		3,940

TOTAL INVESTMENTS (Cost $507,954) - 99.57%		$ 491,846

Other assets less liabilities - 0.43%.		2,140

TOTAL NET ASSETS - 100.00%		$ 493,986

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments
October 31, 2007

Common Stocks - 90.14%	Shares	Value

Air Courier Services - 0.64%
ABX Air, Inc. (a)	460	$ 2,907

Air Transportation, Nonscheduled - 0.77%
Atlas Air Worldwide Holdings, Inc. (a)	60	3,515

Air Transportation, Scheduled - 1.48%
Republic Airways Holdings, Inc. (a)	150	3,194
SkyWest, Inc.	130	3,548
		6,742

Broadwoven Fabric Mills, Man Made Fiber & Silk - 0.54%
Xerium Technologies, Inc.	600	2,466

Business Development - 0.73%
Ares Capital Corp.	200	3,328

Commercial Banks - 0.77%
Banco Latinoamericano de Exportaciones, S.A.	180	3,505

Communications Services - 0.89%
GeoEye, Inc. (a)	130	4,070

Computer Peripheral Equipment - 0.71%
Immersion Corp. (a)	200	3,238

Crude Petroleum & Natural Gas - 3.23%
Callon Petroleum Co. (a)	230	3,353
Mariner Energy, Inc. (a)	160	4,000
Stone Energy Corp. (a)	80	3,566
Swift Energy Co. (a)	80	3,794
		14,713

Drilling Oil & Gas Wells - 3.37%
Bronco Drilling Company, Inc. (a)	220	2,992
Grey Wolf, Inc. (a)	490	2,759
Parker Drilling Co. (a)	400	3,376
Pioneer Drilling Co. (a)	270	3,289
Union Drilling, Inc. (a)	220	2,933
		15,349

Electric Housewares & Fans - 1.39%
Helen of Troy, Ltd. (a)	170	3,060
National Presto Industries, Inc.	60	3,296
		6,356

Electric Services - 0.74%
Portland General Electric Co.	120	3,378

Dreman Quantitative Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 90.14% - continued	Shares	Value

Farm Machinery & Equipment - 0.59%
Gehl Co. (a)	140	$ 2,678

Finance Services - 2.58%
Patriot Capital Funding, Inc.	240	3,005
Primus Guaranty, Ltd. (a)	310	2,840
Prospect Capital Corp.	190	2,782
Technology Investment Capital Corp.	240	3,132
		11,759

Fire, Marine & Casualty Insurance - 12.99%
Amerisafe, Inc. (a)	200	3,234
Donegal Group, Inc. - Class A	200	3,434
EMC Insurance Group, Inc.	120	3,160
Harleysville Group, Inc.	100	3,117
Horace Mann Educators Corp.	160	3,310
Infinity Property & Casualty Corp.	80	3,218
Max Capital Group, Ltd.	120	3,395
Meadowbrook Insurance Group, Inc. (a)	360	3,467
Montpelier Re Holdings, Ltd.	180	3,222
RLI Corp.	60	3,490
Seabright Insurance Holdings (a)	190	3,169
Selective Insurance Group, Inc.	150	3,646
State Auto Financial Corp.	110	3,027
The Commerce Group, Inc.	110	4,014
The Navigators Group, Inc. (a)	60	3,618
United America Indemnity, Ltd. - Class A (a)	150	3,308
United Fire & Casualty Co.	80	2,563
Zenith National Insurance Corp.	70	2,813
		59,205

Footwear, (No Rubber) - 0.83%
Steven Madden, Ltd.	170	3,789

Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 0.70%
JAKKS Pacific, Inc. (a)	120	3,180

Gaskets, Packaging & Sealing Devices & Rubber & Plastic Hose - 0.72%
EnPro Industries, Inc. (a)	80	3,281

Hospital & Medical Service Plans - 0.76%
American Physicians Capital, Inc.	80	3,485

Hotels & Motels - 0.79%
Sunstone Hotel Investors, Inc.	130	3,615

Industrial Instruments For Measurement, Display, and Control - 0.75%
MKS Instruments, Inc. (a)	170	3,414

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 90.14% - continued	Shares	Value

Industrial Trucks, Tractors, Trailors & Stackers - 0.68%
NACCO Industries, Inc. - Class A	30	$ 3,108

Life Insurance - 4.01%
American Equity Investment Life Holding Co.	300	2,931
FPIC Insurance Group, Inc. (a)	80	3,342
IPC Holdings, Ltd.	110	3,290
National Western Life Insurance Co. - Class A	10	2,173
Presidential Life Corp.	190	3,346
The Phoenix Companies, Inc.	230	3,169
		18,251

Loan Brokers - 0.72%
Delta Financial Corp.	660	3,260

Mining & Quarrying of Nonmetallic Minerals (No Fuels) - 0.62%
USEC, Inc. (a)	320	2,816

Miscellaneous Plastics Products - 0.54%
Spartech Corp.	160	2,459

Mortgage Bankers & Loan Correspondents - 0.56%
Ocwen Financial Corp. (a)	340	2,536

Motor Vehicle Parts & Accessories - 1.35%
Accuride Corp. (a)	270	2,754
Commercial Vehicle Group, Inc. (a)	250	3,407
		6,161

National Commercial Banks - 0.73%
National Penn Bancshares, Inc.	6	101
Southwest Bancorp, Inc.	170	3,218
		3,319

Newspapers: Publishing or Publishing & Printing - 0.69%
Sun-Times Media Group, Inc. (a)	1,420	3,138

Oil & Gas Field Machinery & Equipment - 1.43%
GulfMark Offshore, Inc. (a)	140	6,521

Oil & Gas Field Services - 1.31%
Allis-Chalmers Energy, Inc. (a)	170	2,987
Basic Energy Services, Inc. (a)	150	2,969
		5,956

Operative Builders - 0.61%
Avatar Holdings, Inc. (a)	60	2,793

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 90.14% - continued	Shares	Value

Personal Credit Institutions - 0.63%
Advance America Cash Advance Centers, Inc.	300	$ 2,868

Pharmaceutical Preparations - 1.60%
Emergent Biosolutions, Inc. (a)	360	3,629
Tiens Biotech Group (USA), Inc. (a)	970	3,647
		7,276

Primary Production of Aluminum - 0.77%
Century Aluminum Co. (a)	60	3,491

Pulp Mills - 0.70%
Mercer International, Inc. (a)	340	3,196

Radio & TV Broadcasting & Communications Equipment - 0.66%
Arris Group, Inc. (a)	260	2,990

Radiotelephone Communications - 1.17%
USA Mobility, Inc.	340	5,318

Real Estate Agents & Managers (For Others) - 0.69%
Bluegreen Corp. (a)	420	3,163

Retail - Auto Dealers & Gasoline Stations - 2.83%
Asbury Automotive Group, Inc.	160	2,933
Delek US Holdings, Inc.	130	3,119
Rush Enterprises, Inc. - Class A (a)	195	3,305
Sonic Automotive, Inc. - Class A	140	3,536
		12,893

Retail - Catalog & Mail-Order Houses - 0.50%
ValueVision Media, Inc. - Class A (a)	440	2,275

Retail - Eating Places - 0.63%
Ruby Tuesday, Inc.	180	2,875

Retail - Grocery Stores - 0.88%
Winn-Dixie Stores, Inc. (a)	170	4,019

Retail - Lumber & Other Building Materials Dealers - 0.48%
Builders FirstSource, Inc. (a)	300	2,175

Retail - Women's Clothing Stores - 0.47%
The Dress Barn, Inc. (a)	130	2,131

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 90.14% - continued	Shares	Value

Rolling Drawing & Extruding of Nonferrous Metals - 1.31%
Encore Wire Corp.	130	$ 2,730
Mueller Industries, Inc.	90	3,236
		5,966

Savings Institutions, Not Federally Chartered - 1.15%
Imperial Capital Bancorp, Inc.	110	2,375
United Community Financial Corp.	450	2,880
		5,255

Secondary Smelting & Refining of Nonferrous Metals - 0.70%
OM Group, Inc. (a)	60	3,179

Security & Commodity Brokers, Dealers, Exchanges & Services - 0.40%
ACA Capital Holdings, Inc. (a)	530	1,834

Security Brokers, Dealers & Flotation Companies - 0.79%
Knight Capital Group, Inc. - Class A (a)	270	3,621

Services - Business Services - 1.39%
Safeguard Scientifics, Inc. (a)	1,410	3,313
SAVVIS, Inc. (a)	80	3,022
		6,335

Services - Computer Integrated Systems Design - 0.79%
SYNNEX Corp. (a)	160	3,579

Services - Employment Agencies - 0.84%
Korn/Ferry International (a)	200	3,832

Services - Help Supply Services - 1.45%
Compass Diversified Holdings	200	3,222
Kelly Services, Inc. - Class A	160	3,365
		6,587

Short-Term Business Credit Institutions - 2.02%
Asset Acceptance Capital Corp.	280	3,013
ASTA Funding, Inc.	80	2,843
Nelnet, Inc. - Class A	180	3,344
		9,200

Special Industry Machinery - 0.64%
Asyst Technologies, Inc. (a)	610	2,928

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 90.14% - continued	Shares	Value

State Commercial Banks - 6.38%
Ameris Bancorp	180	$ 3,035
Center Financial Corp.	230	2,942
Central Pacific Financial Corp.	110	2,467
City Bank	110	2,635
First Regional Bancorp (a)	130	3,055
Great Southern Bancorp, Inc.	130	3,042
Mercantile Bank Corp.	4	73
Security Bank Corp.	260	2,709
Taylor Capital Group, Inc.	120	3,103
W Holding Co., Inc.	1,440	3,024
Wilshire Bancorp, Inc.	290	2,987
		29,072

Steel Works, Blast Furnaces & Rolling & Finishing Mills - 1.19%
Insteel Industries, Inc.	210	2,436
Universal Stainless & Alloy Products, Inc. (a)	80	2,980
		5,416

Sugar & Confectionery Products - 0.68%
Imperial Sugar Co.	120	3,095

Surety Insurance - 3.08%
Assured Guaranty, Ltd.	120	2,768
CNA Surety Corp. (a)	180	3,562
NYMAGIC, Inc.	120	3,461
RAM Holdings, Ltd. (a)	350	2,419
Security Capital Assurance, Ltd.	140	1,837
		14,047

Telephone & Telegraph Apparatus - 0.61%
Symmetricom, Inc. (a)	590	2,797

Truck & Bus Bodies - 0.61%
Miller Industries, Inc. (a)	190	2,757

Trucking (No Local) - 0.60%
Arkansas Best Corp.	100	2,745

Water Transportation - 1.45%
Knightsbridge Tankers, Ltd.	120	3,058
Trico Marine Services, Inc. (a)	110	3,569
		6,627

Wholesale - Metals Service Centers & Offices - 1.35%
A.M. Castle & Co.	100	3,010
Olympic Steel, Inc.	120	3,124
		6,134

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Dreman Quantitative Small Cap Value Fund
Schedule of Investments - continued
October 31, 2007

Common Stocks - 90.14% - continued	Shares	Value

Wholesale - Miscellaneous Durable Goods - 0.79%
RC2 Corp. (a)	120	$ 3,578

Women's, Misses', and Juniors Outerwear - 0.69%
Kellwood Co.	190	3,148

TOTAL COMMON STOCKS (Cost $446,841)		410,693

Real Estate Investment Trusts - 8.28%
Ashford Hospitality Trust	320	3,149
CapLease, Inc.	320	2,995
Cedar Shopping Centers, Inc.	240	3,084
First Industrial Realty Trust, Inc.	80	3,260
Gramercy Capital Corp.	130	3,428
Hersha Hospitality Trust	330	3,567
Inland Real Estate Corp.	210	3,129
Investors Real Estate Trust	300	3,255
National Health Investors, Inc.	100	2,929
Parkway Properties, Inc.	70	3,010
Pennsylvania Real Estate Investment Trust	80	3,052
Ramco-Gershenson Properties Trust	100	2,861

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $41,469)		37,719

Money Market Securities - 1.14%
Huntington Money Market Fund, 4.04% (b)		5,204

TOTAL MONEY MARKET SECURITIES (Cost $5,204)		5,204

TOTAL INVESTMENTS (Cost $493,514) - 99.56%		$ 453,616

Other assets less liabilities - 0.44%		1,987

TOTAL NET ASSETS - 100.00%		$ 455,603

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Statements of Assets and Liabilities
October 31, 2007

	Dreman	Dreman	Dreman
	Quantitative	Quantitative	Quantitative
	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Assets:
Investments in securities
At cost	$ 758,555	$ 507,954	$ 493,514
At value	$ 796,342	$ 491,846	$ 453,616

Interest receivable	10	14	11
Dividends receivable	751	502	189
Receivable from advisor (a)	36,153	38,923	38,881
Prepaid expenses	1,123	1,123	1,124
Total assets	834,379	532,408	493,821

Liabilities:
Payable to administrator, fund accountant and transfer agent	19,245	19,245	19,244
Payable to custodian	2,103	1,984	1,762
Accrued trustee & officer expenses	1,763	1,763	1,763
Other accrued expenses	15,053	15,430	15,449
Total liabilities	38,164	38,422	38,218

Net Assets:	$ 796,215	$ 493,986	$ 455,603

Net Assets consist of:
Paid in capital	$ 736,902	$ 500,053	$ 500,068
Accumulated undistributed net investment income (loss)	3,182	1,499	1,213
Accumulated net realized gain (loss) on investments	18,344	8,542	(5,780)
Net unrealized appreciation (depreciation) on investments	37,787	(16,108)	(39,898)

Net Assets:	$ 796,215	$ 493,986	$ 455,603

Shares outstanding
(unlimited number of shares authorized)	72,455	50,000	50,000

Net asset value and offering
price per share	$ 10.99	$ 9.88	$ 9.11

Redemption price per share (Net Asset Value * 99%) (b)	$ 10.88	$ 9.78	$ 9.02

(a) See Note 3 in the Notes to the Financial Statements.

(b) A redemption fee of 1.00% is charged on shares held less than one year.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Statements of Operations
For the period April 3, 2007 (a) through October 31, 2007

	Dreman	Dreman	Dreman
	Quantitative	Quantitative	Quantitative
	Large Cap	Mid Cap	Small Cap
	Value Fund	Value Fund	Value Fund

Investment Income
Dividend income (net of withholding tax of $13, $27, and $0, respectively)	$ 8,832	$ 6,112	$ 5,858
Interest income	419	285	331
Total Income	9,251	6,397	6,189

Expenses
Investment advisor fee (b)	2,901	2,492	2,682
12b-1 expense	976	740	712
Administration expenses	19,000	19,000	19,000
Fund accounting expenses	15,583	15,583	15,584
Registration expenses	925	925	925
Transfer agent expenses	14,012	14,012	14,013
Legal expenses	5,258	5,324	5,340
Auditing expenses	10,000	10,000	10,000
Trustee expenses	2,590	2,590	2,590
CCO expenses	2,960	2,960	2,960
Pricing expenses	4,698	5,987	5,811
Custodian expenses	5,155	5,906	6,016
Miscellaneous expenses	1,332	1,332	1,332
Printing expenses	139	139	139
Total Expenses	85,529	86,990	87,104
Expenses waived and reimbursed by advisor (b)	(78,484)	(81,352)	(81,416)
12b-1 fees waived by advisor (b)	(976)	(740)	(712)
Net operating expenses	6,069	4,898	4,976
Net Investment Income	3,182	1,499	1,213

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	18,344	8,542	(5,780)
Change in unrealized appreciation (depreciation) on
investment securities	37,787	(16,108)	(39,898)
Net realized and unrealized gain (loss) on investment securities	56,131	(7,566)	(45,678)
Net increase (decrease) in net assets resulting from operations	$ 59,313	$ (6,067)	$ (44,465)

(a) The date the Funds commenced operations.

(b) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Statement of Changes in Net Assets

	Dreman
	Quantitative
	Large Cap
	Value Fund

	Period ended
Increase (Decrease) in Net Assets due to:	October 31, 2007	(a)
Operations:
Net investment income	$ 3,182
Net realized gain on investment securities	18,344
Change in unrealized appreciation (depreciation)	37,787
Net increase in net assets resulting from operations	59,313

Capital Share Transactions:
Proceeds from shares sold	737,727
Amount paid for shares repurchased	(825)
Net increase in net assets resulting
from share transactions	736,902
Total Increase in Net Assets	796,215

Net Assets:
Beginning of period	-

End of period	$ 796,215

Accumulated undistributed net
investment income included
in net assets at end of period	$ 3,182

Capital Share Transactions:
Shares sold	72,535
Shares repurchased	(80)

Net increase from capital share transactions	72,455

(a) For the period April 3, 2007 (commencement of operations) through October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Statement of Changes in Net Assets

	Dreman
	Quantitative
	Mid Cap
	Value Fund

	Period ended
Increase (Decrease) in Net Assets due to:	October 31, 2007	(a)
Operations:
Net investment income	$ 1,499
Net realized gain on investment securities	8,542
Change in unrealized appreciation (depreciation)	(16,108)
Net decrease in net assets resulting from operations	(6,067)

Capital Share Transactions:
Proceeds from shares sold	500,850
Amount paid for shares repurchased	(797)
Net increase in net assets resulting
from share transactions	500,053
Total Increase in Net Assets	493,986

Net Assets:
Beginning of period	-

End of period	$ 493,986

Accumulated undistributed net
investment (loss) included in
net assets at end of period	$ 1,499

Capital Share Transactions:
Shares sold	50,082
Shares repurchased	(82)

Net increase from capital share transactions	50,000

(a) For the period April 3, 2007 (commencement of operations) through October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds
Statement of Changes in Net Assets

	Dreman
	Quantitative
	Small Cap
	Value Fund

	Period ended
Increase (Decrease) in Net Assets due to:	October 31, 2007	(a)
Operations:
Net investment income	$ 1,213
Net realized gain on investment securities	(5,780)
Change in unrealized appreciation (depreciation)	(39,898)
Net increase in net assets resulting from operations	(44,465)

Capital Share Transactions:
Proceeds from shares sold	500,825
Amount paid for shares repurchased	(757)
Net increase in net assets resulting
from share transactions	500,068
Total Increase in Net Assets	455,603

Net Assets:
Beginning of period	-

End of period	$ 455,603

Accumulated undistributed net
investment income included
in net assets at end of period	$ 1,213

Capital Share Transactions:
Shares sold	50,080
Shares repurchased	(80)

Net increase from capital share transactions	50,000

(a) For the period April 3, 2007 (commencement of operations) through October 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dreman Quantitative Funds

Notes to the Financial Statements

October 31, 2007

NOTE 1.	ORGANIZATION

Dreman Quantitative Large Cap Value Fund (“Large Cap Value Fund”), Dreman Quantitative Mid Cap Value Fund (“Mid Cap Value Fund”), and Dreman Quantitative Small Cap Value Fund (“Small Cap Value Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on February 13, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of each separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Large Cap Value Fund is total return. The investment objective of each of the Mid Cap Value Fund and Small Cap Value Fund is long-term capital appreciation. The investment advisor to each Fund is Dreman Value Management, LLC (the “Advisor”). The Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund all commenced operations on April 3, 2007.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political development in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market

Dreman Quantitative Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES- continued

but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.

Federal Income Taxes – The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its taxable income. If the required amount of net investment income is not distributed, a Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund. For the fiscal period ended October 31, 2007, there were no such reclassifications.

Accounting for Uncertainty in Income Taxes – The Funds adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the period ended October 31, 2007, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

.

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007 the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Dreman Quantitative Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor to the Funds is Dreman Value Management, LLC. Under the terms of the management agreement between the Trust and the Advisor (collectively, the “Agreements”) for each Fund, the Advisor manages the Fund’s investments. As compensation for its management services, a Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. For the period April 3, 2007 (commencement of operations) through October 31, 2007, the Advisor earned fees, before the waiver described below, of $2,901, $2,492, and $2,682 for the Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively. The Advisor has contractually agreed to waive its fee and reimburse each Fund’s expenses so that its total annual operating expenses, except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes and extraordinary expenses do not exceed 1.55%, 1.65% and 1.75% of the average daily net assets of the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively, through October 31, 2009. Excluding the voluntary reimbursement by the Advisor of each Fund’s 12b-1 expenses described below, for the period April 3, 2007 (commencement of operations) through October 31, 2007 the Advisor waived management fees and reimbursed expenses of $78,484, $81,352, and $81,416 for the Large Cap Value Fund, the Mid Cap Value Fund, and the Small Cap Value Fund, respectively. As of October 31, 2007, the Advisor owed $36,153, $38,923 and $38,881 to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively.

The Advisor is entitled to recoup from each Fund amounts waived or reimbursed for a period up to three years from the date such amounts were waived or reimbursed, provided the applicable Fund’s expenses, including such amounts, do not exceed the stated expense limitation. Amounts of $78,484, $81,352, and $81,416 for the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively, are subject to repayment by the Funds to the Advisor no later than October 31, 2010.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage each Fund’s business affairs and to provide each Fund with administrative services, including all regulatory, reporting and necessary office equipment and personnel. For the period April 3, 2007 (commencement of operations) through October 31, 2007, Unified received fees of $19,000, $19,000 and $19,000 for administrative services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. As of October 31, 2007, the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund owed $8,000, $8,000 and $8,000, respectively to Unified for administrative services.

The Trust retains Unified to act as each Fund’s transfer agent and to provide each Fund with fund accounting services. For the period April 3, 2007 (commencement of operations) through October 31, 2007, Unified received transfer agent fees of $13,000, $13,000 and $13,000 for the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively and $1,013, $1,013 and $1,014 for reimbursement of out-of-pocket expenses from the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Fund, respectively. As of October 31, 2007, the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund owed $4,500, $4,500, and $4,500, respectively, to Unified for transfer agency services and $495, $495, and $494 from the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively, for reimbursement of out-of-pocket expenses. For the period April 3, 2007 (commencement of operations) through October 31, 2007, Unified received fees of $15,583, $15,583 and $15,584 for fund accounting services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, respectively. As of October 31, 2007, the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund owed $6,250, $6,250, and $6,250, respectively, to Unified for fund accounting services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). For the period April 3, 2007 (commencement of operations) through October 31, 2007, the Custodian earned fees of $5,155, $5,906 and $6,016 for custody services provided to the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund respectively. As of October 31, 2007, the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund owed $2,103, $1,984 and $1,762, respectively to the Custodian for custody services.

Dreman Quantitative Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Funds retain Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Funds’ shares. There were no payments made by the Funds to the Distributor during the period April 3, 2007 (commencement of operations) through October 31, 2007. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

Each Fund has adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each Fund’s Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. Each Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of each Fund’s shares, for which each Fund pays the Advisor the 12b-1 fee described above. For the period April 3, 2007 (commencement of operations) through October 31, 2007, the Advisor was entitled to fees of $976, $740 and $712 for services provided to the Large Cap Value Fund, Mid Cap Value Fund, and the Small Cap Value Fund, respectively, all of which the Advisor voluntarily waived. This voluntary waiver by the Advisor of the 12b-1 fees to which it is otherwise entitled may be discontinued by the Advisor at any time.

NOTE 4.	INVESTMENT TRANSACTIONS

For the period ended October 31, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of October 31, 2007, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

At October 31, 2007, the aggregate cost of securities for federal income tax purposes were $758,711, $507,954, and $493,514 for the Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

Dreman Quantitative Funds

Notes to the Financial Statements

October 31, 2007 – continued

NOTE 5.	ESTIMATES - continued

increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2007, the following owned the Funds:

David N. Dreman owned 86.20%, 80.00% and 80.00% of the Large Cap Value Fund, Mid Cap Value Fund, and the Small Cap Value Fund, respectively. Dreman Value Management, LLC owned 13.80%, 20.00% and 20.00% of the Large Cap Value Fund, Mid Cap Value Fund, and the Small Cap Value Fund, respectively. David N. Dreman is President of the Advisor. As a result, David N. Dreman may be deemed to control each of the Funds.

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2007, the Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund have not paid any distributions to shareholders.

Large Cap Value Fund. On December 18, 2007, the Large Cap Value Fund paid an income distribution of $0.0663 per share and a short-term capital gain distribution of $0.2553 per share to shareholders of record on December 17, 2007.

Mid Cap Value Fund. On December 18, 2007, the Mid Cap Value Fund paid an income distribution of $0.0489 per share, a long-term capital gain distribution of $0.0173 per share and a short-term capital gain distribution of $0.1536 per share to shareholders of record on December 17, 2007.

Small Cap Value Fund. On December 18, 2007, the Small Cap Value Fund paid an income distribution of $0.0511 per share to shareholders of record on December 17, 2007.

As of October 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales for the Large Cap Value Fund.

NOTE 8. CAPITAL LOSS CARRYFORWARD

At October 31, 2007 the Small Cap Value Fund had available for federal tax purposes an unused capital loss carryforward of $5,780 which is available for offset against future taxable net capital gains. This loss carryforward expires as follows:

Year of Expiration	Amount
2015	$5,780

To the Shareholders and

Board of Trustees

Dreman Quantitative Funds

(Unified Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dreman Quantitative Funds (the “Funds”), comprising Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund, each a series of the Unified Series Trust, as of October 31, 2007, and the related statements of operations, statements of changes in net assets and the financial highlights for the period of April 3, 2007 (commencement of operations) through October 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the Funds’ custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting Dreman Quantitative Funds, as of October 31, 2007, the results of their operations, changes in their net assets and financial highlights for the period of April 3, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

December 28, 2007